Evergreen

                                                                        Domestic
                                                                    Growth Funds

      March 31, 1998
    Semiannual Report






(Evergreen Funds(SM) logo appears here)

                                Table of Contents




Letter to Shareholders .....................   1
Evergreen Aggressive Growth Fund
   Fund at a Glance ........................   2
   Portfolio Manager Interview .............   3
Evergreen Fund
   Fund at a Glance ........................   5
   Portfolio Manager Interview .............   6
Evergreen Micro Cap Fund
   Fund at a Glance ........................   9
   Portfolio Manager Interview .............  10
Evergreen Omega Fund
   Fund at a Glance ........................  13
   Portfolio Manager Interview .............  14
Evergreen Small Company Growth Fund
   Fund at a Glance ........................  16
   Portfolio Manager Interview .............  17
Evergreen Strategic Growth Fund
   Fund at a Glance ........................  19
   Portfolio Manager Interview .............  20


Financial Highlights
   Evergreen Aggressive Growth Fund ........  22
   Evergreen Fund ..........................  25
   Evergreen Micro Cap Fund ................  28
   Evergreen Omega Fund ....................  31
   Evergreen Small Company Growth Fund .....  34
   Evergreen Strategic Growth Fund .........  37
Schedules of Investments
   Evergreen Aggressive Growth Fund ........  40
   Evergreen Fund ..........................  41
   Evergreen Micro Cap Fund ................  46
   Evergreen Omega Fund ....................  48
   Evergreen Small Company Growth Fund .....  50
   Evergreen Strategic Growth Fund .........  53
Statements of Assets and Liabilities .......  55
Statements of Operations ...................  56
Statements of Changes in Net Assets ........  57
Combined Notes to Financial
 Statements ................................  60
Additional Information .....................  70


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                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with more than $47 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.



Mutual Funds:   ARE NOT FDIC INSURED   May lose value o Are not bank guaranteed




                          Evergreen Distributor, Inc.
EvergreenSM is a Service Mark of Evergreen Investment Services, Inc. Copyright
                                     1998.

                             Letter to Shareholders

                                    May 1998




                                Dear Shareholders:


                                The Evergreen Domestic Growth Funds enjoyed an
                                exceptional six-month period ending on March
(picture of William M. Ennis)   31, 1998, each delivering healthy returns,
                                consistent with its specific strategy. Each of
                                these six funds has been designed for a
William M. Ennis                distinct investor need and risk
Managing Director               tolerance in pursuing a primary objective of
                                capital growth.
Strong Markets

Over the six months, the Funds and the financial markets weathered some significant short-term volatility, including the onset of a currency and financial crisis in Asia that contributed to a significant stock market correction in October 1997, near the start of the six-month period. Over the full six months, however, each of the growth funds overcame short-term worries to achieve healthy performance.

It is important to keep in mind that not all parts of the domestic stock market move at a consistent pace with each other. For this six-month period, large capitalization stocks were the market leaders. For example, the Standard & Poor's 500 Index, as a measure of large company stocks, had a return of 17.22%, while the S&P Midcap 400 Index had a return of 11.94% and the Russell 2000 Index, a frequently used measure of small cap stock performance, returned 6.37%. Over the longer term, medium-sized company stocks have tended to outperform large company stocks, while small company stocks have tended to outperform mid-sized company stocks. While small company stocks tend to outperform the mid- and large-company stocks, they do carry additional risk and price volatility.


Evergreen Funds

Evergreen Domestic Growth Funds offer investors the opportunity to participate in all parts of the domestic equity markets in a variety of complementary strategies.

At Evergreen Funds, we are committed to providing a strong array of funds with complementary objectives and strategies to help investors and their financial advisors assemble personal portfolios that make sense for their needs and risk tolerances. We recommend shareholders periodically review their portfolios with professional investment advisors to make sure their allocations continue to be in line with their financial plans.

We can assist by providing the information you need about Evergreen Funds. If you have any questions about the funds in this report or other Evergreen Funds, we encourage you to consult your financial advisor or call us at 800-343-2898.

Sincerely,





/s/ William M. Ennis
William M. Ennis
Managing Director
Evergreen Funds

                                   EVERGREEN
                             Aggressive Growth Fund




                     Fund at a Glance as of March 31, 1998

Having the patience and discipline to stay with the best prospective earnings growth companies, despite market fashions that have sometimes gone against them, has been crucial to achieving strong long-term performance.
                                   Portfolio
                                  Management
                                --------------

                                   [PHOTO]


                            Harold J. Ireland, Jr.
                               Tenure: April 1983



                           -------------------------
                            CURRENT INVESTMENT STYLE

[GRAPH]


                                   Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.

                                   The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                                   Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*

                            Class A     Class B     Class C     Class Y
Inception Date              4/15/83      7/7/95        8/3/95    7/11/95

Average Annual Returns

6 months with sales
  charge                    (2.31%)      (2.68%)         1.31%      n/a

6 months w/o sales charge    2.56%        2.24%          2.29%      2.68%

One year with sales
  charge                    24.46%       25.22%         29.31%      n/a

One year w/o sales charge   30.66%       30.22%         30.31%     30.96%

3 years                     19.73%           -              -          -

5 years                     12.92%           -              -          -

10 years                    17.42%           -              -          -

Since Inception             13.74%       16.64%         16.34%     18.53%

Maximum Sales Charge         4.75%        5.00%          1.00%      n/a
                            Front End       CDSC        CDSC

6-month capital gain
  distributions per share   $ 0.85       $ 0.85       $ 0.85     $ 0.85


*Adjusted for maximum sales charge.



------------------------------------------------------------------------------
                               LONG TERM GROWTH
                   3/88    3/90     3/92      3/94     3/96      3/98
Class A Shares     9,525  12,519   21,273    28,511   39,148    49,827
NASDAQ            10,000  11,831   16,899    21,356   32,081    54,069
Russell 2000      10,000  11,923   15,434    19,678   26,791    39,989
CPI               10,000  11,047   11,957    12,635   13,350    13,923



                                    [GRAPH]

Comparison of a $10,000 investment in Evergreen Aggressive Growth Fund, Class A shares, versus a similar investment in the Russell 2000, the NASDAQ Industrials, and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Russell 2000 Index and the NASDAQ Industrials Index are unmanaged indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1998.

                                   EVERGREEN
                             Aggressive Growth Fund

                          Portfolio Manager Interview


     How did the Fund perform during the
     past six months and over the past year?


     The Fund's Class A shares had a total return of 2.6% and 30.7%, for the six months and twelve months ended March 31, 1998, respectively. This compared to the 7.2% and 38.9% total return for the 260-fund Lipper Capital Appreciation Funds group average. These returns are unadjusted for any sales charges.


                           Portfolio Characteristics


       Total Net Assets                                           $233,863,734
       Number of Holdings                                                   54
       Beta                                                               1.14
       P/E Ratio                                                         33.8x
       Expected 5 yr. Earnings Growth                                     27%(1)

     What was the economic environment like
     for the past six months?

     The economy was stronger than expected with less-than-expected inflation during this period. This was generally supportive of a positive stock market. However, stocks and certain industries in particular, like the energy industry, were dampened by concerns about deflationary forces from Asian currency and economic woes. Uncertainty about the degree and timing of those deflationary forces from Asia hurt stocks and many industries, including Technology and Energy, from October through January. These same factors had positive effects on the Retail issues in the Fund, which faced the prospect of lower costs for imported products.


     What helped the portfolio performance during the fiscal period ending March 31, 1998?


     Our heavy weighting of 18.2% in the Retail (Specialty) sector was very helpful to performance for this period.


     (1) Source: BASELINE and First Call.

     Office Depot, Central Garden & Pet, Bed, Bath & Beyond, Home Depot, and Staples showed very strong earnings and price performance for the Fund. Ethan Allen Interiors and Family Dollar Stores were added to the portfolio during the past three months and have also contributed positively.


     Our over-weighting in the Software and Technology sector at 20.8% was also very positive for the portfolio. Citrix Systems, Parametric Technology, Cisco Systems, Microsoft, BMC Software, and Network Associates contributed strong earnings and price performance to the portfolio.
                               Top 5 Industries


       Software/Technology                                               20.8%

       Retail (Specialty)                                                18.2%

       Oil/Gas - Drilling                                                14.0%

       Healthcare                                                        12.4%

       Oil/Gas - Equipment & Services                                    11.3%

     What hindered portfolio performance
     during this period?


     Our large positions in the Oil/Gas Drilling and Oil/Gas Equipment & Services industries had a dramatic negative effect on our six-month performance. The fifteen stocks held in this energy support sector declined 17.6% on a dollar-weighted basis for the six months, accounting for nearly all of the portfolio's under-performance for the period. The biggest effect on the portfolio to date has been the negative psychology toward energy stocks. Much warmer weather than normal this winter in both Europe and North America severely impacted the price of crude oil. Crude oil dropped from a peak of $23 per barrel to a trough of $13 per barrel during this period. This affected the psychology, but not the reported earnings of this group.

                                   EVERGREEN
                             Aggressive Growth Fund

                          Portfolio Manager Interview

     Why do you continue to hold such a large position in the energy sector?


     Our job is to invest aggressively for the best growth over the long-term. We have found an extraordinary number of companies in the energy sector that are selling at a discounted price earnings ratio, and in our opinion have the potential to provide exceptional earnings growth on a sustainable basis into the future. The consensus average expected five-year earnings growth rate for the 15 companies is 29%(2).

     How does the valuation of the Fund's portfolio compare to that of the general market?

     The price of growth for the Fund's mainly mid-cap portfolio is approaching one quarter that of the large company S&P 500 Index(2). Specifically, the Fund's portfolio on a dollar-weighted basis has a PE on expected earnings of 25.7 and expected five year future annual earnings growth of 27%. In comparison, the S&P 500 (large companies) has an expected PE multiple of
     23.0 on 1998 earnings and expected five year annual earnings growth of only 7%. In other words, while the PE's are similar, the Fund's expected growth rate is almost four times that of the S&P 500's.

                                Top 10 Holdings
                        (as a percentage of net assets)


       Cisco Systems, Inc.                                                5.8%

       Microsoft Corporation                                              5.0%

       BMC Software, Inc.                                                 3.8%

       Home Depot, Inc.                                                   3.3%

       Medtronic, Inc.                                                    3.3%

       Transocean Offshore, Inc.                                          3.3%

       Petroleum Geo-Services, ADR                                        3.0%

       Office Depot, Inc.                                                 2.9%

       Sterling Commerce, Inc.                                            2.5%

       Paychex, Inc.                                                      2.5%

     (2) Source: BASELINE and First Call.

     What are the most recent additions to
     the portfolio?


     The mid-cap area is where we are currently finding the most attractive candidates for the portfolio. Among these recent additions are: SunAmerica in the Financial Sector; Analysts International, a small-cap, Citrix Systems and EMC, a large-cap, in Software/Technology; Action Performance, a small cap, Family Dollar Stores and Ethan Allen Interiors in Retail (Specialty); and Oakwood Homes in Building.


     Why have you not changed your approach with changing fashions in the market?


     In managing this Fund since its inception in 1983, we have found that the most important thing we have done is stick to our stock selection disciplines. On a ten-year, cumulative basis, the Fund has outperformed its Lipper Capital Appreciation Fund Group average (423.12% versus 328.27%). Having the patience and discipline to stay with the best prospective earnings growth companies, despite market fashions that have sometimes gone against them, has been crucial to achieving strong long- term performance.


     What is your outlook for the period
     ahead?


     If inflation and interest rates continue to moderate as has been the trend, the implications are very positive for the stock market in general and for aggressive growth stock investing in particular. Higher future earnings have greater present value in a lower interest rate environment. Reported and expected earnings for the S&P 500 stocks have been slowing dramatically during the past six months. In contrast, the earnings growth expectations for mid-sized companies have been increasing. These are good reasons to expect future outperformance for small- and mid-sized companies. We believe that the conditions for investing are the most favorable we have seen in a long time.

                                   EVERGREEN
                                 Evergreen Fund

                     Fund at a Glance as of March 31, 1998

We focus on undervalued and underappreciated entrepreneurial situations, characterized by strong business franchises or leadership products.

                                   Portfolio
                                   Management
                    ----------------------------------------

                                   [PHOTO]



                               Stephen A. Lieber
                              Tenure: October 1971



            -------------------------------------------------------
                           CURRENT INVESTMENT STYLE





                                   Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.
[GRAPHIC OF STYLE BOX]
                                   The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                                   Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                            Class A      Class B      Class C      Class Y
Inception Date              1/3/95        1/3/95      1/3/95      10/15/71

Average Annual Returns

6 months with sales charge    7.01%         6.98%      10.91%        n/a

6 months w/o sales charge    12.35%        11.98%      11.91%       12.54%

One year with sales charge   36.57%        37.34%      41.30%        n/a

One year w/o sales charge    43.38%        42.34%      42.30%       43.84%

3 years                      25.13%        25.67%      26.27%       27.57%

5 years                          -             -           -        19.62%

10 years                         -             -           -        14.87%

Since Inception              27.42%        27.94%      28.44%       17.12%

Maximum Sales Charge          4.75%         5.00%       1.00%        n/a
                            Front End      CDSC         CDSC

6-month income dividends
  per share                 $ 0.10             -           -      $ 0.14

6-month capital gain
  distributions per share   $ 0.50       $ 0.50      $ 0.50       $ 0.50


*Adjusted for maximum sales charge.



--------------------------------------------------------------------------------
                                LONG TERM GROWTH

                                    [GRAPH]
                     1/95   3/95   9/95   3/96   9/96   3/97   9/97   3/98
Class A Shares       9,525  9,913 11,128 10,424 10,805 11,572 16,659 21,948
NASDAQ              10,000 10,883 13,932 14,740 16,456 16,456 22,735 24,844
Russell 2000        10,000 10,451 12,571 13,499 14,222 14,222 18,942 20,149
CPI                 10,000 10,113 10,234 10,389 10,541 10,541 10,758 10.835


Comparison of a $10,000 investment in Evergreen Fund, Class A shares, versus a similar investment in the Russell 2000, the NASDAQ Industrials, and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Russell 2000 Index and the NASDAQ Industrials Index are unmanaged indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1998.

                                   EVERGREEN
                                 Evergreen Fund

                          Portfolio Manager Interview


     How did the Fund perform during the
     six months?


     The Evergreen Fund had very strong performance. For the six months ended March 31, 1998, the Fund's original Class Y shares had a total return of 12.54%. During the same six months, the Fund's Class A shares had a total return of 12.35%, while the Class B and C shares had total returns of 11.98% and 11.91%, respectively. These returns are unadjusted for any applicable sales charges. For the twelve months ended on March 31, 1998, the Class Y shares had a return of 43.84%.


     These returns were achieved following the consistent long-term strategies which provided a 6,461.3% return for the Fund's original Class Y shares since inception on October 15, 1971, equal to 17.1% per annum compounded.
                           Portfolio Characteristics


       Total Net Assets                                         $2,155,250,723

       Number of Holdings                                                  339

       Beta                                                               1.12

       P/E Ratio                                                         18.8x

     How do you describe the Evergreen Fund in relation to performance during the past year?


     One of the highlights of the Evergreen Fund's year has been the extent to which long-held investments in small companies have grown into sizable investments in large companies. Evergreen is predominantly, in terms of number of issues held, a small company fund, with 186 companies with market capitalizations under $1 billion, and another 50 with market capitalizations between $1 billion and $2 billion. In contrast, the top ten companies in the portfolio have market capitalizations in excess of $3 billion. Most of those companies entered the portfolio as small companies which have either grown, or in several cases, been acquired and (in a few) have even had the acquiring companies acquired until we now own shares in very large companies. So long as the initial dynamics and exceptional opportunities appear present, the Fund has continued to hold such issues notwithstanding the transition of the companies into large capitalization issues. Our guiding principal for holding any company is that it must have evidence of entrepreneurial policies and performance. A review of the 30 new commitments made for the portfolio thus far in this fiscal year will show that more than 90% of our new holdings are smaller companies intended to benefit from the entrepreneurial opportunity.



     What is the strategic focus of the
     Evergreen Fund?


     We focus on undervalued and underappreciated entrepreneurial situations, characterized by strong business franchises or leadership products. Our goals for capital appreciation are usually long-term, intended to benefit by the significant achievement of well-conceived and executed long-term business policies. We look for the inflection points which mark the prospective acceleration of business growth, as often as possible buying the acceleration of that growth before it becomes evident and fully-priced. Such selection is provided by careful research, supported by detailed industry knowledge, and the macro-perspective of our research group.


     Our search for undervalued growth opportunities is intended to both help reduce risk and achieve well-above average gains. One example of such gains is the acquisition of the companies in which we invest by other companies. Since the Fund's inception in 1971, 351 of its holdings have been acquired by, or have merged into other companies. The Fund's average gains on such transactions have been 72.6%.


     In fiscal 1998, the trend toward mergers and acquisitions in corporate America continues at a strong pace, and is benefiting the Fund. Thus far in the fiscal year, 32 of the

                                   EVERGREEN
                                 Evergreen Fund

                          Portfolio Manager Interview

     Fund's holdings have received offers or have been acquired for an average gain of 167.3%. In the first three months of calendar 1998 alone, there were 17 such acquisitions among companies held in the Fund's portfolio, providing an average gain of 272.8% on the com pleted acquisitions.
                                Top 10 Holdings
                        (as a percentage of net assets)


       Clear Channel Communications, Inc.                                 3.9%

       Merck & Co., Inc.                                                  3.0%

       First Empire State Corp.                                           2.9%

       BankBoston Corp.                                                   2.7%

       Intel Corp.                                                        2.2%

       NationsBank Corp.                                                  2.1%

       Federal National Mortgage Association                              1.8%

       MGIC Investment Corp.                                              1.5%

       Cendant Corp.                                                      1.3%

       Johnson & Johnson                                                  1.3%

     What are some examples of long-term holdings which have performed well in the current fiscal year, and illustrate the Evergreen Fund's strategy of investing in entrepreneurial, small companies?


     The Fund's largest holding at the end of the six-month period was Clear Channel Communications, Inc. We first purchased the stock in 1986 at $0.98 per share, when the company was a small capitalization issue. The stock ended the quarter at $98 per share, with our original $846,833 investment now worth $84.0 million. Another Evergreen top ten holding is BankBoston Corp. This commitment was originally made as a purchase of shares in Baybanks, Inc., a quality suburban bank in the Boston area, at $6 per share. Baybanks, Inc. prospered, and was acquired by BankBoston Corp. The original shares in Baybanks are now worth $110.25 per share. HBO & Co. is a third example. We believed in 1992 and 1993 that the health care industry structure in this country had to be changed. We found this little company that was powerful in its technological resources, and its ability to provide data processing services to the health care industry. We thought HBO would grow and participate in the growth of managed care in the United States. It has gone from $1.63 per share to $60.38 per share. Again, a small cap company became a big cap company.



     Where was the investment performance leadership in the Fund during the six months?


     The leadership came from a highly varied group of companies and industries. The top performing stock was Analytical Surveys, Inc., a provider of global positioning satellite mapping equipment and services, with a return of 127.2% in the six months. Its performance was followed by Delta & Pine Land Co. (+115.4%), a leading producer of agricultural seeds; by Lennar Corp. (+97.5%), a fast growing residential homebuilder in southern and western states; by SkyWest, Inc. (+96.3%), a regional airline; and by Obie Media Corp. (+87.6%), a provider of outdoor advertising displays and facilities.

                               Top 5 Industries


       Banks                                                             15.8%

       Healthcare Products & Services                                    10.3%

       Finance & Insurance                                                9.7%

       Information Services & Technology                                  7.7%

       Publishing, Broadcasting & Entertainment                           6.1%

     The strongest industry group among the Fund's holdings during the six months was the financial industry. Banks benefited from strong earnings, widespread merger and acquisition activity, and an upward revaluation relative to the general market. With the Fund's holdings of 57 banks and thrifts, this provided significant strength, as well as the opportunity to benefit by a number of merger and acquisition transactions, initiated and consummated. Other financial sectors were also significant, especially the investment brokerage business where the Fund enjoyed strong performance from such issues as

                                   EVERGREEN
                                 Evergreen Fund

                          Portfolio Manager Interview

     Edwards (A.G.), Inc. and Legg Mason, Inc. The Fund's significant holdings in MGIC Investment Corp. was an important contributor, as were several other housing-related companies, including the title insurer, First American Financial Corp. Homebuilding companies provided significant gains, including: D.R. Horton, Inc., Toll Brothers, Inc., and U.S. Home Corp. While issues of companies in technology businesses were often under pressure during the second part of the first half year, many made continuous, significant contributions to the Fund's performance, including Coherent Communications Systems Corp., Orbital Sciences Corp., and Analytical Surveys, Inc. These holdings are illustrative of leading edge technological opportunities which can be selectively held in a large diversified portfolio.



     What is your current strategy?


     The remarkable dynamics of the American economy, the variety, brilliance and diligence of entrepreneurial leadership continues to amaze us with the number of excellent investment opportunities. However, our policy is highly selective with regard to valuation, as well as to analysis of competitive conditions for companies and their chances for long-term success. Therefore, through this current fiscal year, as in the preceding fiscal year, we have followed a policy of maintaining a fairly sizable cash position (14.9% at the end of the fiscal first half) with the goal of buying at times of undervaluation. The highly volatile markets in this period have provided several occasions where we were able to aggressively buy excellent stocks which we had previously selected when there were general selling waves. Additionally, at times of hesitation about economic or external conditions, and sometimes internal corporate situations, buying opportunities have been provided on a very attractive basis, as compared with the general level of the market. This was particularly evident in the fall of 1997, and early in 1998, when there were great apprehensions about the impact of the Asian financial crisis on many American companies. As investors either hesitated to commit to these companies, or fearfully disposed of the shares, we were able to make highly advantageous purchases for the Evergreen Fund. We plan to continue to maintain a fairly sizable liquidity as long as the market remains highly volatile, with the goal of committing funds as special opportunities occur.



     What are your expectations for the
     balance of fiscal 1998?


     We expect that the American economy will continue to show strong growth, but not so much acceleration as to rekindle inflation. A cautious posture by the Federal Reserve will serve as a warning to many economic participants not to provide excessive credit or to engage in overly optimistic capital spending programs. Continuing competitive pressures from abroad, especially the Far East, together with some likely reduction in our exports, may well moderate the economy. All of these factors should not hinder the development of outstanding entrepreneurial businesses. We look forward to continuing to reinvigorate the Fund's portfolio and seeking to achieve significant returns.

                                   EVERGREEN
                                 Micro Cap Fund

                     Fund at a Glance as of March 31, 1998

The Fund benefited from an emphasis on careful stock selection, which is paramount to successful small capitalization investing.

                                   Portfolio
                                  Management
                  ----------------------------------------


                                    [PHOTO]


                               Stephen A. Lieber
                             Tenure: January 1996



                                    [PHOTO]


                                Edwin D. Miska
                              Tenure: January 1996



            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE




                                   Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.
[GRAPHIC OF STYLE BOX]
                                   The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                                   Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                           Class A      Class B      Class C     Class Y
Inception Date              1/3/95        1/3/95       1/3/95       6/1/83

Average Annual Returns

6 months with sales charge    3.86%         3.64%        7.63%        n/a

6 months w/o sales charge     9.04%         8.64%        8.63%        9.18%

One year with sales charge   49.52%        50.84%       54.86%        n/a

One year w/o sales charge    56.97%        55.84%       55.86%       57.38%

3 years                      20.41%        20.80%       21.51%       22.66%

5 years                          -             -            -        13.00%

10 years                         -             -            -        13.87%

Since Inception              20.20%        20.52%       21.15%       15.35%

Maximum Sales Charge          4.75%         5.00%        1.00%        n/a
                            Front End      CDSC         CDSC

6-month capital gain
  distributions per share   $ 1.39       $ 1.39       $ 1.39       $ 1.39


*Adjusted for maximum sales charge.
--------------------------------------------------------------------------------
                                LONG TERM GROWTH

                                    [GRAPH]

                    1/95    3/95    9/95    3/96    9/96    3/97    9/97    3/98
Class A Shares      9,525  10,672  12,375  13,484  14,611  15,309  19,537 20,149
NASDAQ             10,000  10,883  13,932  14,740  16,456  16,426  22,735 24,844
Russell 2000       10,000  10,461  12,571  13,499  14,222  14,188  18,942 20,149
CPI                10,000  10,113  10.234  10,389  10,541  10,688  10,768 10,835


Comparison of a $10,000 investment in Evergreen Micro Cap Fund, Class A shares, versus a similar investment in the Russell 2000 Index, the NASDAQ Industrials Index, and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Russell 2000 Index and the NASDAQ Industrials Index are unmanaged indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1998.

                                   EVERGREEN
                                 Micro Cap Fund


                          Portfolio Manager Interview


     How did the Fund perform during the
     six months?


     The Fund had very good performance in pursuit of its goal of capital growth from investments in small company stocks. The Fund's original Class Y shares had a total return of 9.18% for the six months ending March 31, 1998. During the same period, Class A shares had a return of 9.04%, and Class B and C shares had returns of 8.64% and 8.63% for the same period. These returns are unadjusted for any applicable sales charges.

     From the 12-month period ending March 31, the Fund's Class Y shares had a total return of 57.38%. The Fund clearly outperformed industry benchmarks for both the six- and 12-month periods. As an example, the Russell 2000 Index, a commonly used benchmark for small company stock performance, had a return of 6.37% for six months and 42.02% for 12 months.


                           Portfolio Characteristics


       Total Net Assets                                            $69,082,695

       Number of Holdings                                                  118

       Beta                                                               1.03

       P/E Ratio                                                         18.2x

     What contributed to this strong
     performance?


     The Fund benefited from an emphasis on careful stock selection, which is paramount to successful small capitalization investing. We use a strong quantitative, fundamental and valuation review, coupled with a discipline to quickly sell stocks of companies that are beginning to disappoint us. While a focus on industry and sector weightings remains secondary in importance, the Fund continued to emphasize select areas that we believe will benefit from ongoing economic trends, including industry consolidation. As a result of this emphasis, four of the Fund's holdings received acquisition proposals during the period.

     What was the investment environment
     like, and how did this affect strategy?


     The Fund's holdings showed strength during a difficult period for small capitalization stocks. Our emphasis on strong earnings and revenue trends and the search for undervalued stocks helped in an environment that, in general, favored a relatively narrow band of highly liquid, larger capitalization stocks, especially those found in market indexes. Despite this market bias, 25 of the Fund's holdings appreciated by more than 20% during the six months.

                                Top 10 Holdings
                        (as a percentage of net assets)


       Alcide Corp.                                                       3.1%

       First Years, Inc.                                                  2.4%

       Badger Meter, Inc.                                                 2.3%

       Play by Play Toys & Novelties, Inc.                                2.2%

       Del Laboratories, Inc.                                             2.1%

       SBS Technologies, Inc.                                             1.7%

       General Employment Enterprises, Inc.                               1.6%

       BT Financial Corp.                                                 1.6%

       Washington Trust Bancorp, Inc.                                     1.6%

       West Coast Bancorp, Inc. (Ore.)                                    1.5%

     What characterized the top-performing
     stocks in the portfolio for the six months?


     Nine portfolio companies had better than 50% performance during the period. These nine companies were from a diverse group of industries and sectors, but shared common characteristics: they were highly profitable, successful enterprises, with leading or niche positions in their industries, and they were purchased at attractive valuations. They also each possessed a current operating or demographic catalyst that made investment both timely and compelling.

                                   EVERGREEN
                                 Micro Cap Fund

                          Portfolio Manager Interview

     The best-performing company was Analytical Surveys, Inc., which gained 129.3% during the six-month period and 393.6% for the 12-month period ending March 31, 1998. This company's earnings leapt as it won a record number of new contracts during a period of continued strength in the digital mapping business. General Magnaplate Corp., a manufacturer of specialty coatings used in metal preservation and household appliances, rose by 102.6% in the six months, propelled largely by the company's winning of a multi-year contract to supply a super glide coating product for Black & Decker irons. Bowlin Outdoor Advertising & Travel Centers, Inc., also performed well, returning 82.0% for the six months. This company has been actively expanding market share in the outdoor advertising industry in the Southwestern U.S.


     Washington Trust Bancorp, a small regional bank holding company in western Rhode Island, had a 64.6% return for the period, while Northern States Financial Corp., a small bank holding company in the northern Chicago suburbs, rose 63.6%. Sterilization specialist Sterigenics Corp., a leading company providing irradiation services to the medical, packaging and spice industries, had a return of 57.2%. Chase Corp., a Massachusetts firm involved in the manufacture of wire coatings and tape products, rose by 56.4% during the period. Other strong performers were Equinox Corp., a technology company providing input-output devices to the networking industry, which had a 54.1% return, and CNB Financial Corp., a New York State bank holding com pany, with a 50.6% performance.


                               Top 5 Industries


       Industrial Specialty Products & Services                          15.3%

       Banks                                                             11.6%

       Information Services & Technology                                 11.5%

       Healthcare Products & Services                                    10.2%

       Consumer Products & Services                                       7.7%


     Did any industries or sectors stand out
     in performance?


     Banks, as a group, were up 34.6% and thrift institutions rose 14.6% during the six months. Good earnings for financial institutions and continued consolidation among banks marked the period. Pinnacle Financial Services, Inc., a Fund holding, had a 37.0% return as it received a takeover offer from CNB Bancshares. Retailing and wholesaling companies returned 36.6% for the Fund, while chemical and agricultural product companies had a 21.9% return and business equipment and service companies had a return of 21.0%.


     What other companies were helped by
     consolidation?


     MTL, Inc., a provider of stainless steel tank trucking services, was up 40.1% during the six months as it received a takeover offer from the investment group Apollo Management. Laser Industries, Inc., a manufacturer of laser-based hair removal systems, rose 59.1% on the news of a merger offer from ECS Medical Systems. The investment in Union Corp., sold subsequent to a takeover offer from Outsourcing Solutions, Inc., realized 45.8% from our original purchase price in February 1996.


     Since the Fund's inception in June 1983, 94 companies in the portfolio have been either merged or acquired. The average gain to the Fund was 62.5%.


     What areas lagged in performance?


     The Fund attempts to weed out underperforming companies at the first sign of a deteriorating trend, so this minimizes disappointments. Electrical equipment and services companies and industrial specialty products were the two worst performing industries, with negative returns of 17.1% and 3.3% respectively. Their market performance was largely tied to concerns about the impact of the Asian crisis on their industries. Oil and energy stocks also underperformed, with an average loss

                                   EVERGREEN
                                 Micro Cap Fund

                          Portfolio Manager Interview

     of 33.0%, as the price of crude oil fell during the six months. We believe these short-term disappointments may provide a window for the Fund to invest in sound companies at undervalued opportunities.



     What is your outlook?


     The Fund will continue to position itself to outperform in any economic environment by investing in micro cap companies that have proven their ability to excel over a period of time. We will pay careful attention to undervalued opportunities and well-managed companies with attractive franchises that could be acquisition candidates. We believe as the current economic cycle slows and internal profit becomes harder to achieve, larger companies will continue to look for acquisition and takeover candidates as a way to improve their competitive positions. The micro-cap sector offers a compelling opportunity for continued strong performance, and we believe the Fund is well-positioned to take advantage of this opportunity.






     Funds that invest in stocks of small companies, also called small-cap stocks, involve certain risks and, therefore, may not be appropriate for all investors. Although they may offer the potential for greater long-term returns, they also may experience greater price volatility due to their limited focus on a particular industry, market, product, or service, or because they invest in smaller, less established companies.

                                   EVERGREEN
                                   Omega Fund

                     Fund at a Glance as of March 31, 1998

Our strategy is to focus on a core group of companies that have consistent records of earnings growth.

                                   Portfolio
                                   Management
                   ----------------------------------------

                                    [PHOTO]



                             Maureen Cullinane, CFA
                               Tenure: April 1989



            -------------------------------------------------------
                           CURRENT INVESTMENT STYLE





                                   Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.
[GRAPHIC OF STYLE BOX]
                                   The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                                   Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                            Class A      Class B      Class C     Class Y
Inception Date              4/29/68      8/2/93       8/2/93      1/13/97

Average Annual Returns

6 months with sales charge  10.85%        10.94%       14.96%         n/a

6 months w/o sales charge   16.37%        15.94%       15.96%       16.47%

One year with sales charge  42.82%        43.69%       47.64%         n/a

One year w/o sales charge   49.94%        48.69%       48.64%       49.76%

3 years                     24.69%        24.95%       25.58%           -

5 years                     17.00%            -            -            -

10 years                    17.67%            -            -            -

Since Inception             13.58%        17.38%       17.65%       30.50%

Maximum Sales Charge         4.75%         5.00%        1.00%         n/a
                            Front End      CDSC         CDSC

6-month capital gain
  distributions per share   $ 2.13      $ 2.13       $ 2.13       $ 2.13


*Adjusted for maximum sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH

                                    [GRAPH]
                    3/88   3/90   3/92   3/94   3/96   3/98
Class A Shares     10,710 16,458 22,111 25,007 33,244 50,893
S&P 500            10,000 16,122 20,629 24,192 31,957 56,672
CPI                10,000 11,588 12,325 12,996 13,350 13,923

Comparison of a $10,000 investment in Evergreen Omega Fund, Class A shares, versus a similar investment in the S & P 500 Index and the Consumer Price Index
(CPI).

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S & P 500 Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1998.

                                   EVERGREEN
                                   Omega Fund

                          Portfolio Manager Interview



     How did the fund perform for the six-
     month period ended March 31, 1998?


     For the six-month period ended March 31, 1998, the Fund's Class A shares returned 16.37% and the Standard & Poor's 500 Stock Index (S&P 500) rose 17.22%. For the twelve-month period ended March 31, 1998, the total return on Class A shares was 49.94%, and the return on the S&P 500 was 48.00%. These returns are unadjusted for any applicable sales charges.

                           Portfolio Characteristics


       Total Net Assets                                           $320,565,064

       Number of Holdings                                                   63

       Beta                                                               0.95

       P/E Ratio                                                         29.2x

     What was the investment environment
     like during the period?

     The investment environment was positive for stocks. Economic growth continued at a steady pace. Despite full employment and a tight labor market, wages remained relatively stable and inflation and interest rates were relatively low. It was a good time to be a stock investor. While stocks experienced a brief downturn in October in reaction to a financial crisis in the ASEAN (Association of Southeast Asian Nations) countries,1 stock prices rose significantly during the period.


     Did the financial crisis in the ASEAN
     countries have an impact on the Fund?

     The problems in the ASEAN countries had little impact on the Fund. Our strategy is to focus on a core group of companies that have consistent records of earnings growth. Many of these companies are larger-capitalized multinationals that depend on markets all over the world for their profits.


  (1) Includes Brunei, Indonesia, Laos, Malaysia, Philippines, Singapore, Thailand, Vietnam and Burma.

                               Top 5 Industries
                        (as a percentage of net assets)


       Information Services & Technology                                 11.9%

       Pharmaceuticals                                                   11.5%

       Banks                                                             11.1%

       Finance & Insurance                                                8.9%

       Publishing, Broadcasting & Entertainment                           7.6%

     Pharmaceutical companies have been a theme in the portfolio for more than a year. Why were these companies attractive?


     At 11.5% of assets on March 31, 1998, pharmaceutical companies were the second largest portion of the portfolio. Pfizer was the top holding in the Fund, and Warner Lambert was among the top 10 holdings. Both of these companies are doing well because they have introduced major new drugs in the past year and more drugs are likely to be approved in the next year.

     Over the past few years, Pfizer has made significant investments in research and development; these investments will contribute to earnings growth over the next few years. The company recently launched Viagra, the new male impotence drug, and we expect Pfizer will receive FDA approval in the near future for other drugs in five therapeutic areas: infectious diseases, cardiovascular, central nervous system, diabetes, and women's health. We believe the company will dominate the pharmaceutical industry.

     Warner Lambert's cholesterol-lowering drug, Lipitor, has been very successful. The company has gained share against its competitors and now controls about 35% of the cholesterol-lowering sector of the market. Within the drug industry, we believe Warner Lambert should produce one of the best growth rates in earnings over the next two years.

                                   EVERGREEN
                                   Omega Fund

                          Portfolio Manager Interview

                                Top 10 Holdings
                        (as a percentage of net assets)


       Pfizer, Inc.                                                       4.9%

       General Electric Co.                                               3.4%

       Warner-Lambert Co.                                                 3.2%

       Cendant Corp.                                                      3.0%

       EMC Corp.                                                          2.5%

       Tyco International Ltd.                                            2.2%

       Furniture Brands International, Inc.                               2.2%

       Microsoft Corp.                                                    2.2%

       CBS Corp.                                                          2.1%

       Fleet Financial Group, Inc.                                        2.0%

     Where did you find new opportunities?


     We found new opportunities in broadcasting. At CBS, for example, revenues and profits improved under new management and with a new focus on radio and television broadcasting operations.


     We also invested in Viacom, which dominates the cable television industry with its MTV, Nickelodeon and Showtime networks. One division, Blockbuster Video (a video rental company) has been a major earnings disappointment and held back the stock's gains. Management's efforts are paying off in this area, however. Sales have rebounded and investors are now focused on the many positives at Viacom.

     Did you eliminate stocks from the
     portfolio?


     We eliminated oil service stocks from the portfolio. Oil company stocks made strong gains over the two to three years that we owned them. During the six-month period, however, oil prices declined triggering concerns that drilling activity and exploration and production would also decline. While we haven't seen cutbacks in existing drilling programs, we believe oil companies will be reluctant to commit to higher levels of drilling activity in the near future. One of the stocks we sold was ENSCO International, a company that had been among the Fund's top 10 holdings for more than a year.



     What is your outlook?


     We are cautiously optimistic about the next six to twelve months. There appears to be nothing on the horizon that should derail the market or the economy. We expect economic growth to continue to be relatively strong and interest rates and inflation to remain at relatively low levels. The stock market made strong gains in the first quarter of 1998 and valuations on stocks are relatively high. While there have been times when stocks have been highly valued for sustainable periods, they don't remain that way indefinitely. A market correction usually occurs. We believe the Fund has invested in good companies with strong franchises, excellent managements and the ability to sustain or increase earnings growth. We remain positive on the long-term outlook of the market.

                                   EVERGREEN
                           Small Company Growth Fund


                     Fund at a Glance as of March 31, 1998

We maintained the strategy that we've had in place for about two years: reducing the volatility of the portfolio and emphasizing higher quality companies.
                                   Portfolio
                                  Management
                ----------------------------------------


                                    [PHOTO]


                                J. Gary Craven
                             Tenure: November 1996



            -------------------------------------------------------
                           CURRENT INVESTMENT STYLE





                                   Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.
[GRAPHIC OF STYLE BOX]
                                   The Equity Style Box placement is based on a fund's price- to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                                   Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                             Class A    Class B      Class C     Class Y
Inception Date               1/20/98    9/11/35      1/26/98      1/26/98

Average Annual Returns

6 months with sales charge     -        (3.00%)          -            -

6 months w/o sales charge      -         1.64%           -            -

One year with sales charge     -        34.45%           -            -

One year w/o sales charge      -        39.45%           -            -

3 years                        -        16.49%           -            -

5 years                        -        16.31%           -            -

10 years                       -        17.17%           -            -

Since Inception             7.66%       10.36%       12.20%       13.45%

Maximum Sales Charge        4.75%        5.00%        1.00%           n/a
                            Front End    CDSC         CDSC

6-month capital gain
  distributions per share      -        $ 0.78           -            -



* Adjusted for maximum sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH

                                    [GRAPH]
                  3/88    3/90    3/92    3/94    3/96    3/98
Class B Shares   9,525   12,519  21,273  28,511  39,148  48,774
NASDAQ          10,000   11,831  16,899  21,256  32,081  54,069
Russell 2000    10,000   11,923  15,434  19,678  26,791  39,989
CPI             10,000   11,047  11,957  12,635  13,350  13,923

Comparison of a $10,000 investment in Evergreen Small Company Growth Fund, Class B shares, versus a similar investment in the Russell 2000 Index, the NASDAQ Industrials Index, and the Consumer Price Index (CPI).

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Russell 2000 Index and the NASDAQ Industrials Index are unmanaged indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1998.

                                   EVERGREEN
                           Small Company Growth Fund


                          Portfolio Manager Interview


     How did the fund perform in the six-
     month period ended March 31, 1998?


     For the six-month period ended March 31, 1998, Class B shares produced a total return of 1.64%. The Russell 2000 Index rose 6.37% for the same period. For the twelve-month period ended March 31, 1998, the total return on Class B shares was 39.45% and the return for the Russell 2000 Index was 42.02%. These returns are unadjusted for any sales charges.

                           Portfolio Characteristics


       Total Net Assets                                         $1,448,262,102

       Number of Holdings                                                  222

       Beta                                                               1.17

       P/E Ratio                                                         30.6x

     What was the economic environment like
     during the period?


     The domestic economy was very healthy. Economic growth was strong, and inflation and interest rates remained relatively low. In addition, there was good disposable income, consumer confidence was high, and corporate earnings were strong. Stocks were generally on an upward course. Their climb was interrupted in October, however, when several Asian economies collapsed.

     How did the U.S. market react to the
     Asian crisis?


     At first there was massive selling with increased volatility until the end of 1997. Once investors got a better sense that the Asian markets account for a relatively small part of U.S. corporate profits, they began focusing on the more positive characteristics of the U.S. economy and the upward potential for U.S. stocks. For the first three months of 1998, U.S. stock prices rose significantly.

     Did you make any strategic changes to
     the portfolio?


     We maintained the strategy that we've had in place for about two years. During that time, one of our goals has been to reduce the volatility of the portfolio and to emphasize higher quality companies that we believe have the potential for more sustainable long-term earnings growth. At the end of the six-month period, the portfolio had a more domestic bias. It was composed primarily of companies that rely less on foreign markets for their profits.

                                Top 10 Holdings
                        (as a percentage of net assets)


       Roper Industries, Inc.                                             2.1%

       Astoria Financial Corp.                                            1.8%

       Health Management Associates, Inc.                                 1.7%

       Newpark Resources, Inc.                                            1.6%

       Comdisco, Inc.                                                     1.5%

       TCF Financial Corp.                                                1.5%

       Safeguard Scientifics, Inc.                                        1.3%

       Parametric Technology Corp.                                        1.2%

       Devry, Inc.                                                        1.2%

       Suiza Foods Corp.                                                  1.1%

     Where did you find new opportunities?


     We found new opportunities in telecommunications companies. This is the biggest change we made over the period. Telecommunications businesses are benefiting from deregulation, the advent of increased fiber optics networks, and accelerating demand for all types of communications - wire, wireless, voice and data. Two telecommunications companies that we added to the portfolio are Intermedia and ICG Communications. We also built up exposure to international long-distance telephone companies such as Telegroup, Star Communications, and Pacific Gateway Exchange.

     Consumer products was another new area of investment. We favored vitamin-related companies such as

                                   EVERGREEN
                           Small Company Growth Fund

                          Portfolio Manager Interview

     Nature's Bounty and Weider Nutrition. These companies are benefiting from a demographic trend. The aging population has increased interest in health products that are perceived to be natural.

                               Top 5 Industries
                        (as a percentage of net assets)


       Information Services & Technology                                 17.8%

       Healthcare Products & Services                                     9.2%

       Electrical Equipment & Services                                    8.1%

       Banks                                                              7.8%

       Finance & Insurance                                                4.5%

     Technology companies have been an important part of the portfolio. Did you make changes in this area?


     At 25.9% of assets on March 31, 1998, technology stocks continued to be the largest portion of the portfolio. Technology stocks include a broad range of businesses - software, hardware, telecommunications, and electronics companies. The Asian crisis affected the technology companies in the portfolio that produce in Asia and that have Asia as their end market, so we reduced the Fund's exposure to technology stocks. In some cases, however, the prices of the stocks we sold declined so steeply they became buying opportunities. We bought some of them back at substantially lower prices and they were solid contributors to performance. Even though the percentage of assets in the technology portion of the portfolio remained relatively constant, we changed our emphasis in this sector. We decreased the Fund's exposure to hardware and semiconductor-related companies in favor of technology service companies. These are companies that implement new technologies for other businesses. Two such companies in this area are FileNet and Documentum.


     What changes did you make to the
     energy portion of the portfolio?


     We substantially reduced the number of energy and oil service stocks in the portfolio. A decline in worldwide demand and overproduction by some oil-producing countries triggered a downturn in oil prices and profits to energy companies. When it appeared that oil stocks were oversold, that is, that the markets had over-reacted to the decline in energy prices, we began buying energy stocks. However, we repositioned the energy portion of the portfolio to a new area of energy service - offshore boat building companies.

     Insurance companies were an area of emphasis. What was attractive about these companies?


     We added insurance companies and insurance-related companies, such as insurance brokers, to the portfolio. We believe over the next several years, selected insurance companies have the potential to perform as well as some of the banks in which we have invested. Insurance companies continue to benefit from the increased productivity that comes from the use of technology. By using high technology products, companies run more efficiently, and this should result in stronger earnings growth. We are beginning to see mergers of all types of financial companies, and we believe this may be the beginning of a trend.

     What is your outlook?


     During the first quarter of 1998, the stock market produced double-digit returns. We believe it is unlikely, when looking at earnings forecasts, that these high returns could continue without some pullback. We believe there could be one or more short-term downturns in the market during the year. Nevertheless, we think the underlying trends for the Fund and the stock market are healthy. Earnings projections for the companies we hold in the portfolio are strong. And the overall environment for the stock market, which includes relatively strong economic growth, and relatively low interest rates and inflation, still provides a very positive backdrop for small-company stocks.



     Funds that invest in stocks of small companies, also called small-cap stocks, involve certain risks and, therefore, may not be appropriate for all investors. Although they may offer the potential for greater long-term returns, they also may experience greater price volatility due to their limited focus on a particular industry, market, product, or service, or because they invest in smaller, less established companies.

                                   EVERGREEN
                             Strategic Growth Fund

                     Fund at a Glance as of March 31, 1998

Our strategy has been to retain a nucleus of stocks that have consistent earnings growth over the long term.

                                   Portfolio
                                   Management
                  ----------------------------------------

                                    [PHOTO]



                             Maureen Cullinane, CFA
                               Tenure: April 1995


            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE





                                   Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.
[GRAPHIC OF STYLE BOX]
                                   The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                                   Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                                Class A      Class B      Class C
Inception Date                1/20/98    9/11/35       1/22/98

Average Annual Returns

6 months with sales charge       -          8.51%       -

6 months w/o sales charge        -         13.46%       -

One year with sales charge       -         42.94%       -

One year w/o sales charge        -         47.94%       -

3 years                          -         26.87%       -

5 years                          -         18.59%       -

10 years                         -         16.13%       -

Since Inception              9.98%         11.70%      12.73%

Maximum Sales Charge         4.75%          5.00%       1.00%
                             Front End      CDSC         CDSC

6-month capital gain
  distributions per share       -        $ 1.33         -



*Adjusted for maximum sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH

                                    [GRAPH]

                   3/88   3/90   3/92   3/94   3/96    3/98
Class B Shares    10,000 12,748 16,903 20,916  26,928 44,605
S&P 500           10,000 16,091 17,903 20,933  31,957 56,672
CPI               10,000 11,047 11,957 12,635  13,350 13,923


Comparison of a $10,000 investment in Evergreen Strategic Growth Fund, Class B shares, versus a similar investment in the S & P 500 Index and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S & P 500 Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1998.

                                   EVERGREEN
                             Strategic Growth Fund

                          Portfolio Manager Interview



     How did the fund perform for the six-
     month period ended March 31, 1998?


     For the six-month period ended March 31, 1998, Class B shares produced a 13.46% total return. In comparison, the Standard & Poor's 500 Index (S&P
     500) rose 17.22%. For the twelve-month period ended March 31, 1998, Class B shares gained 47.94% and the S&P Index rose 48.00%. These returns are unadjusted for any sales charges.

                           Portfolio Characteristics


       Total Net Assets                                           $982,121,418

       Number of Holdings                                                   70

       Beta                                                               0.97

       P/E Ratio                                                         29.1x

     What was the investment environment
     like during the period?


     The investment environment exceeded virtually everyone's expectations. After three years of solid growth, the economy continued on an upward course and interest rates and inflation remained in check. Added to these solid economic fundamentals were large dollar inflows into the stock market from individual investors. While stocks experienced a temporary setback in reaction to the financial crisis in the ASEAN* countries (Association of Southeast Asian Nations) in October, they made significant gains over the period.


     Did the ASEAN crisis affect the Fund?


     The crisis had virtually no impact on the Fund's performance. However, because we were concerned that all emerging markets would be affected by the problems in the emerging markets in Asia, we sold holdings in Brazil and Mexico. The Fund's combined position in both of these markets was approximately 5% of assets.


     *Includes Brunei, Indonesia, Laos, Malaysia, Philippines, Singapore, Thailand, Vietnam and Burma.

     How did you manage the Fund during
     the period?


     Our strategy has been to retain a nucleus of stocks that have demonstrated consistent earnings growth over the long term. Many of the stocks in which we invested are multinational companies that conduct business all over the world. Therefore, a crisis in one part of the world, such as in the ASEAN countries, could be offset by stronger growth elsewhere. At the end of the period, some of the well-known companies in the portfolio were General Electric, CBS, Microsoft, Exxon, Coca Cola, Pfizer and Disney. Approximately two-thirds of the Fund's assets were invested in large-company stocks. The rest of the assets were in midsized and small-company stocks.

                               Top 5 Industries
                        (as a percentage of net assets)


       Healthcare /Pharmaceuticals                                       18.9%

       Information Services & Technology                                 11.4%

       Banks                                                              9.7%

       Oil/Energy                                                         8.3%

       Publishing, Broadcasting & Entertainment                           7.6%

     What were some of the strongest
     contributors to performance?


     Pharmaceutical companies were strong contributors. On March 31, 1998, Pfizer was the Fund's largest holding at 5.0% of assets. Warner-Lambert Company was the Fund's third largest position at 2.9% of assets. Pfizer's significant investment in research and development should begin to contribute to earnings growth. The company recently launched Viagra, the new male impotence drug, and we expect Pfizer will receive FDA approval over the next

                                   EVERGREEN
                             Strategic Growth Fund

                          Portfolio Manager Interview

     few years for other drugs in five therapeutic areas: infectious diseases, cardiovascular, central nervous systems, diabetes and women's health. Warner Lambert continues to benefit from the sale of Lipitor, a cholesterol-lowering drug and now controls approximately 35% of that market. Relative to other drug companies, we believe Warner Lambert should produce one of the best growth rates in earnings over the next two years.


                                Top 10 Holdings
                        (as a percentage of net assets)


       Pfizer, Inc.                                                       5.0%

       General Electric                                                   3.9%

       Warner-Lambert Co.                                                 2.9%

       Cendant Corp.                                                      2.7%

       CBS Corp.                                                          2.2%

       Microsoft Corp.                                                    2.2%

       EMC Corp.                                                          2.2%

       Fleet Financial Group, Inc.                                        2.0%

       Disney (Walt) Co.                                                  2.0%

       Penzoil Co.                                                        2.0%

     Media companies (publishing, broadcasting and entertainment firms) are a new addition to the Fund's Top 5 industry allocations. Why were these companies attractive?


     Within the media industry, we focused on broadcasting companies. In a stronger economy, many companies increase their advertising budgets in order to differentiate their products. Because radio and TV broadcasters can target the mass market very efficiently, they capture much of the higher spending on advertising. CBS, which was "spun out" from Westinghouse, is a prime beneficiary. New management and more intense focus on radio and television broadcasting operations have contributed to improved revenues and profits.


     We also invested in Viacom - a dominant company in cable television. Viacom owns the Showtime, MTV and Nickelodeon networks and has an interest in Paramount Studios, which produced Titanic. A turnaround at the Blockbuster Video division of Viacom has resulted in a much improved balance sheet and stronger cash flows.



     Were there any disappointments?


     As a group, food and beverage stocks, which accounted for 3.6% of assets, lagged the general market and other economic sectors. Food and beverage stocks rose approximately 15% during the period. While that performance is good, it pales in comparison to pharmaceutical stocks that gained 31%, broadcasting stocks that advanced 35%, or amusement stocks that rose 23%. It appeared that investors were less interested in the food and beverage area and preferred stocks in industries that produced more rapid earnings growth. This often happens when the stock market and the economy are very strong.



     What is your outlook?


     Our analysis indicates that over the long term the economy should continue to grow at a moderate rate and interest rates and inflation should remain at relatively low levels. We also believe that inflows into the market should be strong, as baby boomers continue to invest for retirement. For more than three years, the stock market has produced superior gains, and we believe it is unrealistic to think that such exceptional returns could continue without some pullback. We believe the Fund has invested in good companies, with strong franchises, excellent managements and the ability to sustain or increase earnings growth. We remain positive on the long-term outlook of the market. Because no one can predict the direction of the market, we encourage you to stick with your long-term goals, diversify your investments among different types of assets, and take a long-term view in analyzing your investment returns.

                                   EVERGREEN
                             Aggressive Growth Fund


                              Financial Highlights
                (For a share outstanding throughout each period)


                                             Six Months Ended             Year Ended September 30,
                                             March 31, 1998    -----------------------------------------------
                                                (Unaudited)        1997#           1996           1995*(a)
 CLASS A SHARES
Net asset value beginning of period            $   23.48         $ 21.04       $  17.37        $     13.85
                                               ===========       =========      =========       ==========

Income (loss) from investment
 operations
Net investment loss                               ( 0.12)        (  0.21)       (  0.15)           (  0.16)

Net realized and unrealized gain (loss) on
 investments                                        0.67            2.65           4.46               3.68
                                               -----------       ---------      ---------       ----------

Total from investment operations                    0.55            2.44           4.31               3.52
                                               -----------       ---------      ---------       ----------

Less distributions
From net realized gain on investments             ( 0.85)              0        (  0.64)                 0
                                               -----------       ---------      ---------       ----------

Total distributions                               ( 0.85)              0        (  0.64)                 0
                                               -----------       ---------      ---------       ----------

Net asset value end of period                  $   23.18         $ 23.48       $  21.04        $     17.37
                                               ===========       =========      =========       ==========

Total return +                                      2.56%          11.60%         25.62%             25.42%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                     1.27%++         1.26%          1.22%              1.47%++

 Total expenses, excluding indirectly paid
  expenses                                          1.27%++         1.25%          N/A                N/A

 Net investment loss                            (   1.11%)++     (  1.05%)      (  0.86%)          (  1.12%)++

Portfolio turnover rate                               28%             56%            33%                31%

Average commission rate paid per share       $    0.0598     $    0.0531    $    0.0582               N/A

Net assets end of period (thousands)         $   157,749     $   173,982    $    96,608         $   70,858




                                               Year Ended October 31,
                                            ----------------------------
                                                1994#(a)     1993#(a)
 CLASS A SHARES
Net asset value beginning of period           $    14.44    $    11.76
                                              ==========    ==========

Income (loss) from investment
 operations
Net investment loss                             (   0.13)     (   0.12)

Net realized and unrealized gain (loss) on
 investments                                    (   0.22)         3.06
                                              ----------    ----------

Total from investment operations                (   0.35)         2.94
                                              ----------    ----------

Less distributions
From net realized gain on investments           (   0.24)     (   0.26)
                                              ----------    ----------

Total distributions                             (   0.24)     (   0.26)
                                              ----------    ----------

Net asset value end of period                 $    13.85    $    14.44
                                              ==========    ==========

Total return +                                  (   2.42%)       25.31%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                     1.25%         1.31%

 Total expenses, excluding indirectly paid
  expenses                                       N/A           N/A

 Net investment loss                            (   0.92%)    (   0.92%)

Portfolio turnover rate                               59%           48%

Average commission rate paid per share           N/A           N/A

Net assets end of period (thousands)          $   64,635    $   58,053



                                                                                  Year Ended October 31,
                                                         -------------------------------------------------------------------------
                                                             1992#(a)     1991#(a)       1990#(a)     1989#(a)      1988**#(a)
 CLASS A SHARES
Net asset value beginning of period                        $    12.22    $    7.37     $    11.06    $    7.62      $     7.07
                                                           ==========    =========     ==========    =========      ==========

Income (loss) from investment operations
Net investment loss                                          (   0.10)     (  0.08)      (   0.04)     (  0.11)        (  0.21)

Net realized and unrealized gain (loss) on investments           1.84         5.59       (   2.02)        3.55            0.76
                                                           -----------   ---------     ----------    ---------      ----------

Total from investment operations                                 1.74         5.51       (   2.06)        3.44            0.55
                                                           -----------   ---------     ----------    ---------      ----------

Less distributions
From net realized gain on investments                        (   2.20)     (  0.66)      (   1.63)           0               0
                                                           -----------   ---------     ----------    ---------      ----------

Total distributions                                             (2.20)     (  0.66)      (   1.63)           0               0
                                                           -----------   ---------     ----------    ---------      ----------

Net asset value end of period                              $    11.76    $   12.22     $     7.37    $   11.06      $     7.62
                                                           ===========   =========     ==========    =========      ==========

Total return +                                                  17.43%       79.80%      (  20.45%)      45.14%           7.78%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                  1.44%        1.59%          1.86%        1.78%           2.02%++

 Net investment loss                                           ( 0.93%)    (  0.71%)     (   0.49%)    (  1.19%)       (  1.36%)++

Portfolio turnover rate                                            46%         108%           100%         120%             45%

Net assets end of period (thousands)                       $   29,302    $  23,509     $   14,325    $  21,241      $   19,900


#   Net investment income is based on average shares outstanding during the period.
+   Initial sales charge or contingent deferred sales charge is not reflected.
++  Annualized.
* For the eleven months ended September 30, 1995. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1995.
** For the ten months ended October 31, 1988. The Fund changed its fiscal year end from December 31 to October 31, effective October 31, 1988.
(a) Effective June 30, 1995, Evergreen Aggressive Growth Fund, a new series of Evergreen Trust, acquired substantially all of the net assets of ABT Emerging Growth Fund. ABT Emerging Growth Fund, which had a fiscal year that ended on October 31 was the accounting survivor in the combination. Accordingly, the information above includes the results of operations of ABT Emerging Growth Fund prior to June 30, 1995.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Aggressive Growth Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                                       Six Months Ended               Year Ended September 30,
                                                       March 31, 1998# --------------------------------------------------
                                                          (Unaudited)        1997#           1996             1995*
 CLASS B SHARES
Net asset value beginning of period                      $    23.18        $   20.89       $   17.35        $    15.82
                                                         ============      ==========      ==========       ==========

Income (loss) from investment operations
Net investment loss                                        (    0.20)        (   0.37)       (   0.16)        (   0.03)

Net realized and unrealized gain on investments               0.67             2.66            4.34               1.56
                                                         ------------      ----------      ----------       ----------

Total from investment operations                              0.47             2.29            4.18               1.53
                                                         ------------      ----------      ----------       ----------

Less distributions
From net realized gain on investments                      (    0.85)               0        (   0.64)               0
                                                         ------------      ----------      ----------       ----------

Total distributions                                        (    0.85)               0        (   0.64)               0
                                                         ------------      ----------      ----------       ----------

Net asset value end of period                            $    22.80        $   23.18       $   20.89        $    17.35
                                                         ============      ==========      ==========       ==========

Total return +                                                   2.24%         10.96%           24.88%            9.67%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                  2.04%++        2.02%            1.98%            2.09%++

 Total expenses, excluding indirectly paid expenses              2.04%++        2.01%          N/A               N/A

 Net investment loss                                        (    1.87%)++   (   1.80%)       (   1.60%)       (   1.71%)++

Portfolio turnover rate                                            28%             56%             33%              31%

Average commission rate paid per share                $       0.0598     $     0.0531    $     0.0582             N/A

Net assets end of period (thousands)                  $       40,305     $     41,167    $     21,644       $    2,858



                                                       Six Months Ended               Year Ended September 30,
                                                       March 31, 1998# --------------------------------------------------
                                                          (Unaudited)        1997#           1996            1995**
 CLASS C SHARES
Net asset value beginning of period                      $    23.16        $   20.88       $   17.31       $    16.42
                                                         ============      ==========      ==========       ==========

Income (loss) from investment operations
Net investment loss                                       (    0.20)        (   0.36)       (   0.15)        (   0.01)

Net realized and unrealized gain on investments                0.68             2.64            4.36             0.90
                                                         ------------      ----------      ----------       ----------

Total from investment operations                               0.48             2.28            4.21             0.89
                                                         ------------      ----------      ----------       ----------

Less distributions
From net realized gain on investments                     (    0.85)               0        (   0.64)               0
                                                         ------------      ----------      ----------       ----------

Total distributions                                       (    0.85)               0        (   0.64)               0
                                                         ------------      ----------      ----------       ----------

Net asset value end of period                            $    22.79        $   23.16       $   20.88        $    17.31
                                                         ============      ==========      ==========       ==========

Total return +                                                 2.29%           10.92%          25.11%           5.42%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                2.04%++          2.02%           1.96%           2.09%++

 Total expenses, excluding indirectly paid expenses            2.04%++          2.01%            N/A             N/A

 Net investment loss                                      (    1.87%)++     (   1.80%)      (   1.57%)      (   1.51%)++

Portfolio turnover rate                                          28%              56%             33%             31%

Average commission rate paid per share                $       0.0598     $     0.0531    $     0.0582            N/A

Net assets end of period (thousands)                  $        3,767     $      3,992    $        991       $    416


# Net investment income is based on average shares outstanding during the period.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from July 7, 1995 (commencement of class operations) to September 30, 1995.
** For the period from August 3, 1995 (commencement of class operations) to September 30, 1995.














                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Aggressive Growth Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                                       Six Months Ended              Year Ended September 30,
                                                       March 31, 1998# ------------------------------------------------
                                                          (Unaudited)        1997#           1996            1995*
 CLASS  Y  SHARES
Net asset value beginning of period                      $    23.57        $   21.09       $   17.38       $    15.79
                                                         ===========       ==========      ==========      ==========

Income (loss) from investment operations
Net investment loss                                      (    0.09)        (   0.17)       (   0.06)       (   0.01)

Net realized and unrealized gain on investments               0.67             2.65            4.41              1.60
                                                         -----------       ----------      ----------      ----------

Total from investment operations                              0.58             2.48            4.35              1.59
                                                         -----------       ----------      ----------      ----------

Less distributions
From net realized gain on investments                    (    0.85)               0        (   0.64)              0
                                                         -----------       ----------      ----------      ----------

Total distributions                                      (    0.85)               0        (   0.64)              0
                                                         -----------       ----------      ----------      ----------

Net asset value end of period                           $    23.30        $   23.57       $   21.09       $    17.38
                                                         ===========       ==========      ==========      ==========

Total return                                                  2.68%           11.76%          25.84%          10.07%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                               1.01%+           1.01%           0.97%           1.08%+

 Total expenses, excluding indirectly paid expenses           1.01%+           1.00%           N/A              N/A

 Net investment loss                                     (    0.86%)+      (   0.78%)      (   0.60%)      (   0.71%)+

Portfolio turnover rate                                         28%              56%             33%             31%

Average commission rate paid per share                $     0.0598       $   0.0531    $     0.0582             N/A

Net assets end of period (thousands)                  $     32,043       $   44,384    $     25,918      $    1,889


# Net investment income is based on average shares outstanding during the period.
+ Annualized.
* For the period from July 11, 1995 (commencement of class operations) to September 30, 1995.





                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Evergreen Fund




                             Financial Highlights

                (For a share outstanding throughout each period)


                                                       Six Months Ended              Year Ended September 30,
                                                       March 31, 1998# ------------------------------------------------
                                                          (Unaudited)        1997#           1996            1995*
 CLASS A SHARES
Net asset value beginning of period                      $    22.96       $   17.64       $   15.55        $    11.97
                                                         ===========      ============    ============     ==========

Income from investment operations
Net investment income                                         0.03            0.11            0.12               0.01

Net realized and unrealized gain on investments               2.73            5.71            2.61               3.57
                                                         -----------      ------------    ------------     ----------

Total from investment operations                              2.76            5.82            2.73               3.58
                                                         -----------      ------------    ------------     ----------

Less distributions
From net investment income                               (    0.10)        (   0.09)       (   0.06)              0

From net realized gain on investments                    (    0.50)        (   0.41)       (   0.58)              0
                                                         -----------      ------------    ------------     ----------

Total distributions                                      (    0.60)        (   0.50)       (   0.64)              0
                                                         -----------      ------------    ------------     ----------

Net asset value end of period                           $    25.12       $   22.96       $   17.64        $    15.55
                                                         ===========      ============    ============     ==========

Total return +                                               12.35%          33.72%          18.07%         29.91%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                               1.44%++         1.40%           1.45%          1.70%++

 Total expenses, excluding indirectly paid expenses           1.44%++         1.40%            N/A            N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                               N/A             N/A             N/A           1.75%++

 Net investment income                                        0.23%++         0.58%           0.63%          0.13%++

Portfolio turnover rate                                          4%             12%             15%            19%

Average commission rate paid per share                 $      0.0571      $  0.0577     $   0.0603           N/A

Net assets end of period (millions)                    $         219      $     161     $        87      $       29



                                                       Six Months Ended               Year Ended September 30,
                                                       March 31, 1998#   -----------------------------------------------
                                                          (Unaudited)        1997#              1996             1995*
 CLASS B SHARES
Net asset value beginning of period                      $   22.69        $   17.49       $   15.48        $    11.97
                                                         ============      ==========      ==========       ==========

Income (loss) from investment operations
Net investment loss                                        (  0.05)        (   0.03)       (   0.03)        (   0.02)

Net realized and unrealized gain on investments               2.71             5.64            2.64             3.53
                                                         ------------      ----------      ----------       ----------

Total from investment operations                              2.66             5.61            2.61             3.51
                                                         ------------      ----------      ----------       ----------

Less distributions
From net investment income                                       0                0        (   0.02)               0

From net realized gain on investments                    (    0.50)        (   0.41)       (   0.58)               0
                                                         ------------      ----------      ----------       ----------

Total distributions                                      (    0.50)        (   0.41)       (   0.60)               0
                                                         ------------      ----------      ----------       ----------

Net asset value end of period                            $   24.85        $   22.69       $   17.49        $    15.48
                                                         ============      ==========      ==========       ==========

Total return +                                               11.98%           32.69%          17.29%            29.32%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                               2.19%++          2.15%           2.18%             2.32%++

 Total expenses, excluding indirectly paid expenses           2.19%++          2.15%          N/A           N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                               N/A              N/A           N/A                2.34%++

 Net investment loss                                     (    0.52%)++     (   0.16%)      (   0.10%)        (   0.48%)++

Portfolio turnover rate                                          4%              12%             15%               19%

Average commission rate paid per share                $     0.0571     $     0.0577    $     0.0603              N/A

Net assets end of period (millions)                   $        664     $        503    $        254        $       74


# Net investment income is based on average shares outstanding during the period.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Evergreen Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                                       Six Months Ended               Year Ended September 30,
                                                       March 31, 1998# --------------------------------------------------
                                                          (Unaudited)        1997#           1996             1995*
 CLASS C SHARES
Net asset value beginning of period                      $   22.66        $   17.47       $   15.48        $    11.97
                                                         ============      ==========      ==========       ==========

Income (loss) from investment operations
Net investment income (loss)                               (  0.03)        (   0.04)              0           (   0.01)

Net realized and unrealized gain on investments               2.67             5.64            2.61               3.52
                                                         ------------      ----------      ----------       ----------

Total from investment operations                              2.64             5.60            2.61               3.51
                                                         ------------      ----------      ----------       ----------

Less distributions
From net investment income                                       0                0        (   0.04)                 0

From net realized gain on investments                      (  0.50)        (   0.41)       (   0.58)                 0
                                                         ------------      ----------      ----------       ----------

Total distributions                                        (  0.50)        (   0.41)       (   0.62)                 0
                                                         ------------      ----------      ----------       ----------

Net asset value end of period                            $   24.80        $   22.66       $   17.47         $    15.48
                                                         ============      ==========      ==========       ==========

Total return +                                                11.91%           32.67%          17.29%            29.32%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                2.19%++          2.16%           2.14%             2.12%++

 Total expenses, excluding indirectly paid expenses            2.19%++          2.16%            N/A              N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                               N/A               N/A            2.38%             5.31%++

 Net investment loss                                       (    0.51%)++    (   0.18%)      (   0.07%)        (   0.31%)++

Portfolio turnover rate                                            4%             12%             15%               19%

Average commission rate paid per share                $       0.0571     $     0.0577    $     0.0603          N/A

Net assets end of period (millions)                   $           13     $          9    $          6       $        2


# Net investment income is based on average shares outstanding during the period.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Evergreen Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                             Six Months Ended
                                             March 31, 1998#
                                                (Unaudited)
 CLASS  Y  SHARES
Net asset value beginning of period            $    23.07
                                               ==========

Income from investment operations
Net investment income                               0.05

Net realized and unrealized gain on
 investments                                        2.76
                                               ----------

Total from investment operations                    2.81
                                               ----------

Less distributions
From net investment income                       (  0.14)

From net realized gain on investments            (  0.50)
                                               -----------

Total distributions                              (  0.64)
                                               -----------

Net asset value end of period                  $   25.24
                                               ===========

Total return                                       12.54%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                     1.18%+

 Total expenses, excluding indirectly paid
  expenses                                          1.18%+

 Interest expense                                 N/A

 Net investment income                              0.48%

Portfolio turnover rate                                4%

Average commission rate paid per share       $     0.0571

Net assets end of period (millions)          $      1,258




                                                                    Year Ended September 30,
                                            -------------------------------------------------------------------------
                                                1997#           1996           1995          1994          1993
 CLASS  Y  SHARES
Net asset value beginning of period          $   17.71       $   15.59       $   14.62     $   14.46     $   13.10
                                             ============    ============    =========     =========     =========

Income from investment operations
Net investment income                            0.16            0.24             0.10          0.07          0.09

Net realized and unrealized gain on
 investments                                     5.73            2.55             3.10          0.79          1.96
                                             ------------    ------------    ---------     ---------     ---------

Total from investment operations                 5.89            2.79             3.20          0.86          2.05
                                             ------------    ------------    ---------     ---------     ---------

Less distributions
From net investment income                   (   0.12)       (   0.09)        (   0.07)     (   0.09)     (   0.07)

From net realized gain on investments        (   0.41)       (   0.58)        (   2.16)     (   0.61)     (   0.62)
                                             ------------    ------------    ----------    ----------    ----------

Total distributions                          (   0.53)       (   0.67)        (   2.23)     (   0.70)     (   0.69)
                                             ------------    ------------    ----------    ----------    ----------

Net asset value end of period               $   23.07       $   17.71         $  15.59     $   14.62     $   14.46
                                             ============    ============    ==========    ==========    ==========

Total return                                    34.08%          18.43%           26.79%         6.16%        15.83%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                     1.15%           1.15%         1.16%         1.13%         1.11%

 Total expenses, excluding indirectly paid
  expenses                                          1.15%            N/A          N/A           N/A           N/A

 Interest expense                                    N/A             N/A          0.06%         0.09%         0.01%

 Net investment income                              0.80%          0.93%          0.53%         0.40%         0.60%

Portfolio turnover rate                               12%            15%            19%           19%           21%

Average commission rate paid per share       $    0.0577     $   0.0603           N/A           N/A           N/A

Net assets end of period (millions)          $     1,104     $      841      $     612    $      526    $      657



                                                                               Year Ended September 30,
                                                         --------------------------------------------------------------------
                                                              1992         1991          1990          1989         1988*
 CLASS  Y  SHARES
Net asset value beginning of period                       $   13.32     $   9.66      $   14.01    $   12.47      $   15.12
                                                          =========     ========      =========    =========      =========

Income (loss) from investment operations
Net investment income                                          0.09         0.17           0.24         0.32           0.21

Net realized and unrealized gain (loss) on investments         0.55         3.93       (   3.62)        1.99       (   1.05)
                                                          ---------     --------      ---------    ---------      ---------

Total from investment operations                               0.64         4.10       (   3.38)        2.31       (   0.84)
                                                          ---------     --------      ---------    ---------      ---------

Less distributions
From net investment income                                 (   0.17)     (  0.18)      (   0.36)    (   0.21)      (   0.25)

From net realized gain on investments                      (   0.69)     (  0.26)      (   0.61)    (   0.56)      (   1.56)
                                                          ----------    ---------     ---------    ----------     ---------

Total distributions                                         (   0.86)     (  0.44)     (   0.97)     (   0.77)     (   1.81)
                                                          ----------    ---------     ---------    ----------     ---------

Net asset value end of period                             $   13.10     $  13.32      $    9.66    $   14.01      $   12.47
                                                          ==========    =========     =========    ==========     =========

Total return                                                   5.19%       43.74%     (  25.38%)       19.99%     (   1.87%)

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                1.13%        1.15%         1.15%         1.11%         1.03%

 Net investment income                                         0.56%        1.45%         1.83%         2.46%         1.70%

Portfolio turnover rate                                          32%          35%           39%           40%           42%

Net assets end of period (millions)                       $     772    $     755     $     525    $      867     $     751


# Net investment income is based on average shares outstanding during the period.
+ Annualized.
* Net of expense limitation in fiscal year 1988.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Micro Cap Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                                                   Six Months Ended
                                                                   March 31, 1998#
                                                                      (Unaudited)
 CLASS A SHARES
Net asset value beginning of period                                 $    26.68
                                                                    =============

Income (loss) from investment operations
Net investment loss                                                    (    0.15)

Net realized and unrealized gain (loss) on investments                      2.47
                                                                    -------------

Total from investment operations                                            2.32
                                                                    -------------

Less distributions
From net realized gain on investments                                  (    1.39)
                                                                    -------------

Total distributions                                                    (    1.39)
                                                                    -------------

Net asset value end of period                                       $      27.61
                                                                    =============

Total return +                                                              9.04%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                             1.79%++

 Interest expense                                                           0.06%++

 Total expenses, excluding indirectly paid expenses                         1.78%++

 Total expenses, excluding fee waivers & expense reimbursements              N/A

 Net investment loss                                                   (    1.14%)++

Portfolio turnover rate                                                       24%

Average commission rate paid per share                            $        0.0523

Net assets end of period (thousands)                              $         5,922




                                                                               Year Ended September 30,
                                                                  --------------------------------------------------
                                                                      1997#           1996             1995*
 CLASS A SHARES
Net asset value beginning of period                                 $   17.31       $   18.41        $     15.76
                                                                    ==========      ==========       ===========

Income (loss) from investment operations
Net investment loss                                                   (  0.15)       (   0.10)          (   0.10)

Net realized and unrealized gain (loss) on investments                   9.52        (   0.44)              2.75
                                                                    ----------      ----------       -----------

Total from investment operations                                         9.37        (   0.54)              2.65
                                                                    ----------      ----------       -----------

Less distributions
From net realized gain on investments                                       0        (   0.56)                 0
                                                                    ----------      ----------       -----------

Total distributions                                                         0        (   0.56)                 0
                                                                    ----------      ----------       -----------

Net asset value end of period                                        $  26.68       $   17.31         $    18.41
                                                                    ==========      ==========       ===========

Total return +                                                          54.13%       (   2.90%)            16.81%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                          1.79%           1.73%             1.51%++

 Interest expense                                                        0.02%           0.02%              N/A

 Total expenses, excluding indirectly paid expenses                      1.78%             N/A              N/A

 Total expenses, excluding fee waivers & expense reimbursements          N/A              3.08%            4.33%++

 Net investment loss                                                 (   0.73%)       (   0.52%)       (   1.03%)++

Portfolio turnover rate                                                    59%             160%              84%

Average commission rate paid per share                            $    0.0543     $     0.0465              N/A

Net assets end of period (thousands)                              $     2,438     $        903       $    1,089



                                                                   Six Months Ended
                                                                   March 31, 1998#
                                                                      (Unaudited)
 CLASS B SHARES
Net asset value beginning of period                                 $    26.14
                                                                    =============

Income (loss) from investment operations
Net investment loss                                                    (  0.24)

Net realized and unrealized gain (loss) on investments                    2.41
                                                                    -------------

Total from investment operations                                          2.17
                                                                    -------------

Less distributions
From net realized gain on investments                                  (  1.39)
                                                                    -------------

Total distributions                                                    (  1.39)
                                                                    -------------

Net asset value end of period                                       $    26.92
                                                                    =============

Total return +                                                            8.64%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                           2.54%++

 Interest expense                                                         0.06%++

 Total expenses, excluding indirectly paid expenses                       2.53%++

 Total expenses, excluding fee waivers & expense reimbursements           N/A

 Net investment loss                                                 (    1.89%)++

Portfolio turnover rate                                                     24%

Average commission rate paid per share                            $     0.0523

Net assets end of period (thousands)                              $      4,719




                                                                               Year Ended September 30,
                                                                  --------------------------------------------------
                                                                      1997#           1996             1995*
 CLASS B SHARES
Net asset value beginning of period                                 $  17.07        $   18.30        $    15.76
                                                                    ==========      ==========       ===========

Income (loss) from investment operations
Net investment loss                                                   ( 0.28)        (   0.25)         (   0.20)

Net realized and unrealized gain (loss) on investments                  9.35         (   0.42)             2.74
                                                                    ----------      ----------       -----------

Total from investment operations                                        9.07         (   0.67)             2.54
                                                                    ----------      ----------       -----------

Less distributions
From net realized gain on investments                                      0         (   0.56)                0
                                                                    ----------      ----------       -----------

Total distributions                                                        0         (   0.56)                0
                                                                    ----------      ----------       -----------

Net asset value end of period                                       $  26.14        $   17.07        $    18.30
                                                                    ==========      ==========       ===========

Total return +                                                         53.13%        (   3.64%)           16.12%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                         2.59%            2.47%             2.26%++

 Interest expense                                                       0.02%            0.02%              N/A

 Total expenses, excluding indirectly paid expenses                     2.58%             N/A               N/A

 Total expenses, excluding fee waivers & expense reimbursements        N/A               3.26%             3.66%++

 Net investment loss                                                (   1.44%)       (   1.28%)         (  1.77%)++
Portfolio turnover rate                                                   59%             160%               84%

Average commission rate paid per share                            $    0.0543    $     0.0465                N/A

Net assets end of period (thousands)                              $     1,713    $      1,461         $    2,020


# Net investment income is based on average shares outstanding during the period.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.









                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Micro Cap Fund




                              Financial Highlights

                (For a share outstanding throughout each period)



                                                                   Six Months Ended
                                                                   March 31, 1998#
                                                                      (Unaudited)
 CLASS C SHARES
Net asset value beginning of period                                 $    26.16
                                                                    =============

Income (loss) from investment operations
Net investment loss                                                    (  0.25)

Net realized and unrealized gain (loss) on investments                    2.42
                                                                    -------------

Total from investment operations                                          2.17
                                                                    -------------

Less distributions
From net realized gain on investments                                  (  1.39)
                                                                    -------------

Total distributions                                                    (  1.39)
                                                                    -------------

Net asset value end of period                                       $    26.94
                                                                    =============

Total return +                                                            8.63%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                           2.54%++

 Interest expense                                                         0.06%++

 Total expenses, excluding indirectly paid expenses                       2.53%++

 Total expenses, excluding fee waivers & expense reimbursements         N/A

 Net investment loss                                                 (    1.93%)++

Portfolio turnover rate                                                     24%

Average commission rate paid per share                            $     0.0523

Net assets end of period (thousands)                              $      3,721




                                                                               Year Ended September 30,
                                                                  --------------------------------------------------
                                                                      1997#           1996             1995*
 CLASS C SHARES
Net asset value beginning of period                                 $   17.09       $   18.31        $    15.76
                                                                    ==========      ==========       ===========

Income (loss) from investment operations
Net investment loss                                                   (  0.25)       (   0.35)         (   0.20)

Net realized and unrealized gain (loss) on investments                   9.32        (   0.31)             2.75
                                                                    ----------      ----------       -----------

Total from investment operations                                         9.07        (   0.66)             2.55
                                                                    ----------      ----------       -----------

Less distributions
From net realized gain on investments                                       0        (   0.56)                0
                                                                    ----------      ----------       -----------

Total distributions                                                         0        (   0.56)                0
                                                                    ----------      ----------       -----------

Net asset value end of period                                       $   26.16       $   17.09        $     18.31
                                                                    ==========      ==========       ===========

Total return +                                                          53.07%       (   3.58%)            16.18%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                          2.56%           2.44%              2.25%++

 Interest expense                                                        0.02%           0.02%              N/A

 Total expenses, excluding indirectly paid expenses                      2.55%           N/A                N/A

 Total expenses, excluding fee waivers & expense reimbursements        N/A              32.28%            41.34%++

 Net investment loss                                                 (   1.50%)      (   1.35%)        (   1.76%)++

Portfolio turnover rate                                                    59%            160%               84%

Average commission rate paid per share                            $     0.0543    $    0.0465               N/A

Net assets end of period (thousands)                              $        261    $        27        $       62


# Net investment income is based on average shares outstanding during the period.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.




                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Micro Cap Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                                                                Year Ended September 30,
                                             Six Months Ended  ----------------------------------------------------------
                                             March 31, 1998#
                                                (Unaudited)        1997#         1996          1995          1994*
 CLASS  Y  SHARES
Net asset value beginning of period            $   26.83        $  17.35       $  18.42      $  21.74     $    21.20
                                               ===========       =========      =========     =========     ==========

Income (loss) from investment
 operations
Net investment loss                              (  0.11)        (  0.09)       (  0.08)      (  0.23)       (  0.05)

Net realized and unrealized gain (loss) on
 investments                                        2.48            9.57        (  0.43)         0.59           0.59
                                               -----------       ---------      ---------     ---------     ----------

Total from investment operations                    2.37            9.48        (  0.51)         0.36           0.54
                                               -----------       ---------      ---------     ---------     ----------

Less distributions
From net investment income                             0               0              0             0              0

From net realized gain on investments            (  1.39)              0        (  0.56)      (  3.68)             0
                                               -----------       ---------      ---------     ---------     ----------

Total distributions                              (  1.39)              0        (  0.56)      (  3.68)             0
                                               -----------       ---------      ---------     ---------     ----------

Net asset value end of period                  $   27.81        $  26.83       $  17.35     $   18.42     $    21.74
                                               ===========       =========      =========     =========     ==========

Total return                                        9.18%          54.64%       (  2.73%)       4.76%          2.55%

Ratios/supplemental data

Ratios to average net assets:
 Total expenses                                     1.54%+          1.59%          1.55%        1.36%          1.37%+

 Interest expense                                   0.06%+          0.02%          0.02%         N/A           N/A

 Total expenses, excluding indirectly paid
  expenses                                          1.53%+          1.58%           N/A          N/A           N/A

 Total expenses, excluding fee waivers &
  expense reimbursements                          N/A                N/A           1.60%         N/A           N/A

 Net investment loss                           (    0.80%)+      (  0.45%)      (  0.38%)    (  0.87%)      (  0.70%)+

Portfolio turnover rate                               24%             59%           160%          84%            36%

Average commission rate paid per share       $    0.0523     $    0.0543    $    0.0465        N/A            N/A

Net assets end of period (thousands)         $    54,721     $    50,732    $    39,622  $  64,721     $   99,340




                                              Year Ended
                                             May 31, 1994
 CLASS  Y  SHARES
Net asset value beginning of period          $    20.87
                                             ==========

Income (loss) from investment
 operations
Net investment loss                            (   0.07)

Net realized and unrealized gain (loss) on
 investments                                       1.67
                                             ----------

Total from investment operations                   1.60
                                             ----------

Less distributions
From net investment income                            0

From net realized gain on investments          (   1.27)
                                             ----------

Total distributions                            (   1.27)
                                             ----------

Net asset value end of period                $    21.20
                                             ==========

Total return                                       7.64%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                    1.26%

 Interest expense                                 N/A

 Total expenses, excluding indirectly paid
  expenses                                        N/A

 Total expenses, excluding fee waivers &
  expense reimbursements                           N/A

 Net investment loss                           (   0.33%)

Portfolio turnover rate                              89%

Average commission rate paid per share             N/A

Net assets end of period (thousands)         $   96,357



                                                                            Year Ended May 31,
                                            -----------------------------------------------------------------------------------
                                                 1993          1992          1991          1990        1989#         1988
 CLASS  Y  SHARES
Net asset value beginning of period           $   21.02    $   18.81     $   17.69     $   21.02     $   16.82      $   18.55
                                              =========    =========     =========     =========     =========      =========

Income from investment operations
Net investment income (loss)                   (   0.03)        0.02          0.56          0.45          0.16              0

Net realized and unrealized gain (loss) on
 investments                                       1.57         3.33          1.67          0.25          4.37       (   0.78)
                                              ---------    ---------     ---------     ---------     ---------      ---------

Total from investment operations                   1.54         3.35          2.23          0.70          4.53       (   0.78)
                                              ---------    ---------     ---------     ---------     ---------      ---------

Less distributions
From net investment income                            0      (   0.14)     (   0.53)     (   0.36)     (   0.05)            0

From net realized gain on investments          (   1.69)     (   1.00)     (   0.58)     (   3.67)     (   0.28)     (   0.95)
                                              ---------    ----------    ----------    ----------    ----------     ---------

Total distributions                            (   1.69)     (   1.14)     (   1.11)     (   4.03)     (   0.33)     (   0.95)
                                              ---------    ----------    ----------    ----------    ----------     ---------

Net asset value end of period                 $   20.87    $   21.02     $   18.81     $   17.69     $   21.02      $   16.82
                                              =========    ==========    ==========    ==========    ==========     =========

Total return                                       7.47%       18.33%        14.42%         4.20%        27.35%      (   4.01%)

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                    1.24%         1.25%         1.32%         1.33%         1.30%         1.47%

 Net investment income (loss)                  (   0.07%)        0.22%         3.32%         2.25%         0.86%         0.01%

Portfolio turnover rate                              29%           55%           59%           46%           45%           47%

Net assets end of period (thousands)          $  80,605    $   62,172    $   45,687    $   37,838    $   37,292     $  23,007


# Net investment income is based on average shares outstanding during the period.
* For the four months ended September 30, 1994. The Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1994.
+ Annualized.








                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Omega Fund




                             Financial Highlights

                (For a share outstanding throughout each period)


                                              Six Months Ended
                                             March 31, 1998#      Nine Months Ended
                                                (Unaudited)      September 30, 1997#*
 CLASS A SHARES
Net asset value beginning of period            $   22.69             $    19.52
                                               ===========           ==========

Income (loss) from investment
 operations
Net investment income (loss)                      ( 0.04)             (    0.03)

Net realized and unrealized gain (loss) on
 investments                                        3.44                   4.05
                                               -----------           ------------

Total from investment operations                    3.40                   4.02
                                               -----------           ------------

Less distributions
From net realized gain on investments           (   2.13)             (    0.85)
                                               -----------           ------------

Total distributions                             (   2.13)             (    0.85)
                                               -----------           ------------

Net asset value end of period                  $   23.96             $    22.69
                                               ===========           ============

Total return +                                     16.37%                 21.45%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                     1.31%++                1.32%++

 Total expenses, excluding indirectly
  paid expenses                                     1.31%++                1.31%++

 Net investment income (loss)                   (   0.39%)++          (    0.20%)++

Portfolio turnover rate                              108%                    76%

Average commission rate paid per
 share                                       $    0.0587         $       0.0580

Net assets end of period (thousands)         $   179,362         $      162,847




                                                           Year Ended December 31,
                                            ------------------------------------------------------
                                                  1996          1995         1994         1993
 CLASS A SHARES
Net asset value beginning of period           $   19.56       $  15.54    $   17.11    $   15.84
                                              ==========      ========    =========    =========

Income (loss) from investment
 operations
Net investment income (loss)                   (   0.06)             0         0.04      (  0.07)

Net realized and unrealized gain (loss) on
 investments                                       2.15           5.58       (  1.00)        3.07
                                              ----------      --------    ---------    ---------

Total from investment operations                   2.09           5.58       (  0.96)        3.00
                                              ----------      --------    ---------    ---------

Less distributions
From net realized gain on investments          (   2.13)      (  1.56)     (  0.61)     (  1.73)
                                              ----------      --------    ---------    ---------

Total distributions                            (   2.13)      (  1.56)     (  0.61)     (  1.73)
                                              ----------      --------    ---------    ---------

Net asset value end of period                 $   19.52       $  19.56    $   15.54    $   17.11
                                              ==========      ========    =========    =========

Total return +                                    11.31%         36.94%     (  5.66%)      19.33%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                    1.33%          1.38%        1.41%        1.51%

 Total expenses, excluding indirectly
  paid expenses                                    1.32%          1.37%         N/A          N/A

 Net investment income (loss)                  (   0.29%)         0.00%        0.27%     (  0.48%)

Portfolio turnover rate                             173%           159%         137%         162%

Average commission rate paid per
 share                                      $    0.0621            N/A          N/A          N/A

Net assets end of period (thousands)        $   154,825       $135,079    $  99,569    $  90,404



                                                           Year Ended December 31,
                                                         ---------------------------
                                                            1992#         1991
 CLASS A SHARES
Net asset value beginning of period                       $    17.68    $    13.37
                                                          ==========    ==========

Income (loss) from investment operations
Net investment income (loss)                                       0      (   0.04)

Net realized and unrealized gain (loss) on investments          0.39          6.92
                                                          ----------    ----------

Total from investment operations                                0.39          6.88
                                                          ----------    ----------

Less distributions
From net investment income                                         0      (   0.02)

In excess of net investment income                                 0      (   0.05)

From net realized gain on investments                       (   2.23)     (   2.50)
                                                          ----------    ----------

Total distributions                                         (   2.23)     (   2.57)
                                                          ----------    ----------

Net asset value end of period                             $    15.84    $    17.68
                                                          ==========    ==========

Total return +                                                  4.00%        54.49%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                 1.52%         1.57%

 Net investment income (loss)                               (   0.01%)    (   0.31%)

Portfolio turnover rate                                          176%          115%

Net assets end of period (thousands)                      $   73,144    $   58,671




                                                                    Year Ended December 31,
                                                         ----------------------------------------------
                                                              1990          1989            1988
 CLASS A SHARES
Net asset value beginning of period                       $    16.03    $   13.66       $     12.08
                                                          ==========    =========       ===========

Income (loss) from investment operations
Net investment income (loss)                                    0.11         0.17              0.30 (a)

Net realized and unrealized gain (loss) on investments      (   0.39)        4.30              1.40
                                                          ----------    ---------       -----------

Total from investment operations                            (   0.28)        4.47              1.70
                                                          ----------    ---------       -----------

Less distributions
From net investment income                                  (   0.25)    (   0.20)        (   0.12)

In excess of net investment income                          (   0.04)           0                0

From net realized gain on investments                       (   2.09)    (   1.90)               0
                                                          ----------   ----------      -----------

Total distributions                                         (   2.38)    (   2.10)        (   0.12)
                                                          ----------   ----------      -----------

Net asset value end of period                             $    13.37    $   16.03      $     13.66
                                                          ==========    ==========      ===========

Total return +                                              (   2.38%)      33.05%          14.05%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                 1.73%        1.84%           1.78%

 Net investment income (loss)                                   0.70%        1.03%           2.22%

Portfolio turnover rate                                          108%          77%               84%

Net assets end of period (thousands)                      $   38,531    $  39,682       $    33,951


#   Net investment income is based on average shares outstanding during the period.
+   Initial sales charge or contingent deferred sales charge is not reflected.
++  Annualized.
* The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
(a) Includes a $0.17 per share relating to a special non-recurring distribution from Inco Limited.











                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Omega Fund




                             Financial Highlights

                (For a share outstanding throughout each period)


                                     Six Months Ended
                                    March 31, 1998#      Nine Months Ended
                                       (Unaudited)      September 30, 1997#**
 CLASS B SHARES
Net asset value beginning of
 period                               $   21.71              $    18.83
                                      ===========            ==========

Income (loss) from investment
 operations
Net investment loss                    (   0.12)              (    0.15)

Net realized and unrealized gain
 (loss) on investments                     3.26                    3.88
                                      -----------            ------------

Total from investment operations           3.14                    3.73
                                      -----------            ------------

Less distributions
From net realized gain on
 investments                           (   2.13)              (    0.85)
                                      -----------            ------------

Total distributions                    (   2.13)              (    0.85)
                                      -----------            ------------

Net asset value end of period         $   22.72              $    21.71
                                      ===========            ============

Total return +                            15.94%                  20.68%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                            2.12%++                 2.18%++

 Total expenses, excluding
  indirectly paid expenses                 2.12%++                 2.17%++

 Net investment loss                   (   1.20%)++           (    1.06%)++

Portfolio turnover rate                     108%                     76%

Average commission rate paid
 per share                          $    0.0587          $       0.0580

Net assets end of period
 (thousands)                        $   124,631          $      110,349




                                                     Year Ended December 31,
                                   --------------------------------------------------------
                                        1996          1995         1994            1993*
 CLASS B SHARES
Net asset value beginning of
 period                              $  19.10      $   15.34    $   17.06      $     17.29
                                     =========     =========    =========      ===========

Income (loss) from investment
 operations
Net investment loss                   (  0.17)       (  0.09)     (  0.06)        (   0.05)

Net realized and unrealized gain
 (loss) on investments                   2.03            5.41     (  1.60)            1.55
                                     ---------     ---------    ---------      -----------

Total from investment operations         1.86            5.32     (  1.66)            1.50
                                     ---------     ---------    ---------      -----------

Less distributions
From net realized gain on
 investments                           ( 2.13)       (  1.56)     (  0.06)        (   1.73)
                                     ---------     ---------    ---------      -----------

Total distributions                    (  2.13)      (  1.56)     (  0.06)        (   1.73)
                                     ---------     ---------    ---------      -----------

Net asset value end of period        $  18.83      $   19.10    $   15.34      $     17.06
                                     =========     =========    =========      ===========

Total return +                          10.31%         35.70%     (  6.57%)           9.02%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                          2.20%          2.29%        2.30%            2.57%++

 Total expenses, excluding
  indirectly paid expenses               2.18%          2.27%        N/A            N/A

 Net investment loss                  (  1.15%)      (  0.94%)    (  0.58%)       (   1.73%)++

Portfolio turnover rate                   173%           159%         137%             162%

Average commission rate paid
 per share                         $   0.0621            N/A          N/A            N/A

Net assets end of period
 (thousands)                       $   89,921      $  71,636    $  32,266      $     7,423



                                     Six Months Ended
                                    March 31, 1998#      Nine Months Ended
                                       (Unaudited)      September 30, 1997#**
 CLASS C SHARES
Net asset value beginning of
 period                               $   21.74              $    18.86
                                      ===========            ==========

Income (loss) from investment
 operations
Net investment loss                      ( 0.13)              (    0.15)

Net realized and unrealized gain
 (loss) on investments                     3.29                    3.88
                                      -----------            ------------

Total from investment operations           3.16                    3.73
                                      -----------            ------------

Less distributions
From net realized gain on
 investments                             ( 2.13)              (    0.85)
                                      -----------            ------------

Total distributions                      ( 2.13)              (    0.85)
                                      -----------            ------------

Net asset value end of period         $   22.77              $    21.74
                                      ===========            ============

Total return +                            15.96%                  20.65%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                            2.12%++                 2.18%++

 Total expenses, excluding
  indirectly paid expenses                 2.12%++                 2.17%++

 Net investment loss                   (   1.20%)++           (    1.05%)++

Portfolio turnover rate                     108%                     76%

Average commission rate paid
 per share                          $    0.0587          $       0.0580

Net assets end of period
 (thousands)                        $    16,566          $       16,067




                                                     Year Ended December 31,
                                   -----------------------------------------------------------
                                        1996          1995         1994            1993*
 CLASS C SHARES
Net asset value beginning of
 period                              $  19.13      $   15.37    $   17.09      $     17.29
                                     =========     =========    =========      ===========

Income (loss) from investment
 operations
Net investment loss                   (  0.18)       (  0.13)     (  0.07)        (   0.06)

Net realized and unrealized gain
 (loss) on investments                   2.04           5.45      (  1.04)            1.59
                                     ---------     ---------    ---------      -----------

Total from investment operations         1.86           5.32      (  1.11)            1.53
                                     ---------     ---------    ---------      -----------

Less distributions
From net realized gain on
 investments                          (  2.13)       (  1.56)     (  0.61)        (   1.73)
                                     ---------     ---------    ---------      -----------

Total distributions                   (  2.13)       (  1.56)     (  0.61)        (   1.73)
                                     ---------     ---------    ---------      -----------

Net asset value end of period        $  18.86      $   19.13    $   15.37      $     17.09
                                     =========     =========    =========      ===========

Total return +                          10.29%         35.62%     (  6.56%)           9.20%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                          2.21%          2.30%        2.30%            2.48%++

 Total expenses, excluding
  indirectly paid expenses               N/A            N/A          N/A            N/A

 Net investment loss                  (  1.17%)      (  0.91%)    (  0.63%)       (   1.64%)++

Portfolio turnover rate                   173%           159%         137%             162%

Average commission rate paid
 per share                         $   0.0621            N/A          N/A            N/A

Net assets end of period
 (thousands)                       $   17,628      $  13,963    $   9,900      $     3,620


# Net investment income is based on average shares outstanding during the period.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from August 2, 1993 (commencement of class operations) to December 31, 1993.
** The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Omega Fund




                             Financial Highlights

                (For a share outstanding throughout each period)


                                                        Six Months Ended
                                                       March 31, 1998#        Period Ended
                                                          (Unaudited)      September 30, 1997#*
 CLASS  Y  SHARES
Net asset value beginning of period                       $   22.68            $    19.98
                                                          =========            ==========

Income (loss) from investment operations
Net investment loss                                        (   0.02)            (    0.01)

Net realized and unrealized gain on investments                3.44                  3.56
                                                          ----------           -----------

Total from investment operations                               3.42                  3.55
                                                          ----------           -----------

Less distributions
From net realized gain on investments                       (  2.13)            (    0.85)
                                                          ----------           -----------

Total distributions                                         (  2.13)            (    0.85)
                                                          ----------           -----------

Net asset value end of period                             $   23.97            $    22.68
                                                          ==========           ===========

Total return                                                  16.47%                18.60%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                1.07%+                1.24%+

 Total expenses, excluding indirectly paid expenses            1.07%+                1.24%+

 Net investment loss                                       (   0.17%)+          (    0.21%)+

Portfolio turnover rate                                         108%                   76%

Average commission rate paid per share                 $     0.0587         $      0.0580

Net assets end of period (thousands)                   $          6         $           5


# Net investment income is based on average shares outstanding during the period.
* For the period from January 13, 1997 (commencement of class operations) to September 30, 1997.
+ Annualized.




                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Small Company Growth Fund




                             Financial Highlights

                (For a share outstanding throughout each period)


                                                                                               Period Ended
                                                                                             March 31, 1998#*
                                                                                               (Unaudited)
 CLASS A SHARES
Net asset value beginning of period                                                            $    7.75
                                                                                               ==========

Income from investment operations
Net investment income                                                                                 0

Net realized and unrealized gain on investments and foreign currency related transactions           1.01
                                                                                               ----------

Total from investment operations                                                                    1.01
                                                                                               ----------

Net asset value end of period                                                                  $    8.76
                                                                                               ==========

Total return +                                                                                     13.03%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                                     1.06%++

 Total expenses, excluding indirectly paid expenses                                                 1.06%++

 Net investment loss                                                                            (   0.21%)++

Portfolio turnover rate                                                                               41%

Average commission rate paid per share                                                      $     0.0507

Net assets end of period (millions)                                                         $      1,035


#   Net investment income is based on average shares outstanding during the period.
* For the period from January 20, 1998 (commencement of class operations) to March 31, 1998.
+   Initial sales charge or contingent deferred sales charge is not reflected.
++  Annualized.




                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Small Company Growth Fund

                             Financial Highlights
                (For a share outstanding throughout each period)


                                           Six Months Ended         Four-Month
                                          March 31, 1998#        Period Ended
                                             (Unaudited)      September 30, 1997#*
 CLASS B SHARES
Net asset value beginning of period         $    9.44             $    8.44
                                            ===========           =========

Income (loss) from investment
 operations
Net investment loss                            ( 0.06)             (   0.04)

Net realized and unrealized gain (loss)
 on investments and foreign currency
 related transactions                            0.15                  1.74
                                            -----------           -----------

Total from investment operations                 0.09                  1.70
                                            -----------           -----------

Less distributions
From net realized gain on investments
 and foreign currency related
 transactions                                  ( 0.78)             (   0.70)
                                            -----------           -----------

Total distributions                            ( 0.78)             (   0.70)
                                            -----------           -----------

Net asset value end of period               $    8.75             $    9.44
                                            ===========           ===========

Total return +                                   1.64%                21.43%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                  1.19%++               1.77%++

 Total expenses, excluding indirectly
  paid expenses                                  1.19%++               1.77%++

 Net investment loss                         (   0.81%)++          (   1.43%)++

Portfolio turnover rate                            41%                   28%

Average commission rate paid per
 share                                    $    0.0507         $      0.0525

Net assets end of period (millions)       $       407         $       1,546




                                                          Year Ended May 31,
                                         ----------------------------------------------------
                                              1997           1996         1995        1994
 CLASS B SHARES
Net asset value beginning of period        $  10.35       $  8.62      $   7.64    $   7.95
                                           =========      ========     ========    ========

Income (loss) from investment
 operations
Net investment loss                         (  0.11)       ( 0.13)      ( 0.07)     ( 0.12)

Net realized and unrealized gain (loss)
 on investments and foreign currency
 related transactions                       (  0.78)         2.87          1.68       0.63
                                           ---------      --------     --------    --------

Total from investment operations            (  0.89)         2.74          1.61       0.51
                                           ---------      --------     --------    --------

Less distributions
From net realized gain on investments
 and foreign currency related
 transactions                               (  1.02)       ( 1.01)      ( 0.63)     ( 0.82)
                                           ---------      --------     --------    --------

Total distributions                         (  1.02)       ( 1.01)      ( 0.63)     ( 0.82)
                                           ---------      --------     --------    --------

Net asset value end of period              $   8.44       $ 10.35      $   8.62    $   7.64
                                           =========      ========     ========    ========

Total return +                             (   8.61%)       33.03%        23.58%       6.84%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                1.75%         1.73%         1.78%       1.73%

 Total expenses, excluding indirectly
  paid expenses                                1.73%         1.72%        N/A         N/A

 Net investment loss                        (  1.32%)      ( 1.34%)      ( 1.10%)    ( 1.49%)

Portfolio turnover rate                          48%           94%           38%         60%

Average commission rate paid per
 share                                   $   0.0551    $   0.0563       N/A         N/A

Net assets end of period (millions)      $    1,407    $    2,006      $  1,460    $  1,006



                                                                               Year Ended May 31,
                                                        ----------------------------------------------------------------
                                                           1993#        1992#        1991#        1990#       1989#
 CLASS B SHARES
Net asset value beginning of period                       $   7.61     $   7.17     $   6.24    $   5.66     $   4.48
                                                          ========     ========     ========    ========     ========

Income (loss) from investment operations
Net investment income (loss)                               (  0.12)     (  0.08)     (  0.04)           0        0.02

Net realized and unrealized gain (loss) on investments
 and foreign currency related transactions                    1.82         0.98         1.17        0.63         1.20
                                                          --------     --------     --------    ---------    --------

Total from investment operations                              1.70         0.90         1.13        0.63         1.22
                                                          --------     --------     --------    ---------    --------

Less distributions
From net investment income                                       0            0            0      (  0.05)     (  0.01)

From net realized gain on investments and foreign
 currency related transactions                             (  1.36)     (  0.46)     (  0.20)           0      (  0.03)
                                                          --------     --------     --------    ---------    ---------

Total distributions                                        (  1.36)     (  0.46)     (  0.20)     (  0.05)     (  0.04)
                                                          --------     --------     --------    ---------    ---------

Net asset value end of period                             $   7.95     $   7.61     $   7.17    $   6.24     $   5.66
                                                          ========     ========     ========    =========    =========

Total return +                                               28.76%       13.45%       19.42%      11.24%       27.45%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                               2.04%        1.47%        1.48%       1.40%        1.27%

 Net investment income (loss)                              (  1.68%)    (  1.09%)    (  0.68%)      0.02%        0.47%

Portfolio turnover rate                                         78%          81%          73%         77%          57%

Net assets end of period (millions)                       $    966     $    702     $    623    $    538    $     504


# Net investment income is based on average shares outstanding during the period.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* The Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1997.




                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Small Company Growth Fund




                             Financial Highlights

                (For a share outstanding throughout each period)


                                                                                               Period Ended
                                                                                            March 31, 1998#*
                                                                                               (Unaudited)
 CLASS C SHARES
Net asset value beginning of period                                                            $    7.73
                                                                                               ==========

Income (loss) from investment operations
Net investment loss                                                                              (  0.02)

Net realized and unrealized gain on investments and foreign currency related transactions           1.04
                                                                                               ----------

Total from investment operations                                                                    1.02
                                                                                               ----------

Net asset value end of period                                                                  $    8.75
                                                                                               ==========

Total return +                                                                                     13.20%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                                     1.81%++

 Total expenses, excluding indirectly paid expenses                                                 1.81%++

 Net investment loss                                                                            (   1.13%)++

Portfolio turnover rate                                                                               41%

Average commission rate paid per share                                                      $     0.0507

Net assets end of period (millions)                                                         $          6



                                                                                               Period Ended
                                                                                            March 31, 1998#*
                                                                                               (Unaudited)
 CLASS  Y SHARES
Net asset value beginning of period                                                            $    7.73
                                                                                               ==========

Income from investment operations
Net investment income                                                                                  0

Net realized and unrealized gain on investments and foreign currency related transactions           1.04
                                                                                               ----------

Total from investment operations                                                                    1.04
                                                                                               ----------

Net asset value end of period                                                                  $    8.77
                                                                                               ==========

Total return                                                                                       13.45%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                                     0.82%++

 Total expenses, excluding indirectly paid expenses                                                 0.82%++

 Net investment loss                                                                            (   0.15%)++

Portfolio turnover rate                                                                               41%

Average commission rate paid per share                                                      $     0.0507

Net assets end of period (millions)                                                         $          1


# Net investment income is based on average shares outstanding during the period.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 26, 1998 (commencement of class operations) to March 31, 1998.





                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Growth Fund




                             Financial Highlights

                (For a share outstanding throughout each period)


                                                                                               Period Ended
                                                                                            March 31, 1998#*
                                                                                               (Unaudited)
 CLASS A SHARES
Net asset value beginning of period                                                           $    9.12
                                                                                              ===========

Income from investment operations
Net investment income                                                                              0.01

Net realized and unrealized gain on investments and foreign currency related transactions          1.40
                                                                                              -----------

Total from investment operations                                                                   1.41
                                                                                              -----------

Net asset value end of period                                                                 $   10.53
                                                                                              ===========

Total return +                                                                                    15.46%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                                    1.10%++

 Total expenses, excluding indirectly paid expenses                                                1.10%++

 Net investment income                                                                             0.38%++

Portfolio turnover rate                                                                              70%

Average commission rate paid per share                                                      $    0.0020

Net assets end of period (millions)                                                         $       825


# Net investment income is based on average shares outstanding during the period.
* For the period from January 20, 1998 (commencement of class operations) to March 31, 1998.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.




                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Growth Fund




                             Financial Highlights

                (For a share outstanding throughout each period)


                                                                           Eleven-Month
                                                        Six Months Ended   Period Ended
                                                       March 31, 1998#   September 30,
                                                          (Unaudited)        1997#*
 CLASS B SHARES
Net asset value beginning of period                      $     10.61          $8.68
                                                         ===========        ==========

Income (loss) from investment operations
Net investment income (loss)                                (   0.01)          0.01

Net realized and unrealized gain on investments and
 foreign currency related transactions                          1.24           2.96
                                                         -----------        ----------

Total from investment operations                                1.23           2.97
                                                         -----------        ----------

Less distributions
From net investment income                                         0              0

In excess of net investment income                                 0              0

From net realized gain on investments and foreign
 currency related transactions                              (   1.33)       (  1.04)

In excess of net realized gain on investments and
 foreign currency related transactions                             0              0
                                                         -----------        ----------

Total distributions                                         (   1.33)        ( 1.04)
                                                         -----------        ----------

Net asset value end of period                            $     10.51        $  10.61
                                                         ===========        ==========

Total return +                                                 13.46%          37.74%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                 1.17%++         1.19%++

 Total expenses, excluding indirectly paid expenses             1.17%++         1.18%++

 Net investment income (loss)                               (   0.14%)++        0.12%++

Portfolio turnover rate                                           70%             71%

Average commission rate paid per share                 $      0.0020      $   0.0222

Net assets end of period (millions)                    $         157      $      920




                                                                   Year Ended October 31,
                                                      -------------------------------------------------
                                                           1996         1995        1994        1993
 CLASS B SHARES
Net asset value beginning of period                     $  8.05      $   7.54    $   9.00    $   7.60
                                                        ========     ========    ========    ========

Income (loss) from investment operations
Net investment income (loss)                             ( 0.04)       ( 0.02)          0      ( 0.06)

Net realized and unrealized gain on investments and
 foreign currency related transactions                     1.04          1.13        0.23        1.89
                                                        --------     --------    --------    --------

Total from investment operations                           1.00          1.11        0.23        1.83
                                                        --------     --------    --------    --------

Less distributions
From net investment income                                ( 0.01)        0.00           0           0

In excess of net investment income                             0            0           0      ( 0.03)

From net realized gain on investments and foreign
 currency related transactions                            ( 0.36)      ( 0.60)     ( 1.66)     ( 0.40)

In excess of net realized gain on investments and
 foreign currency related transactions                         0            0      ( 0.03)          0
                                                        --------     --------    --------    --------

Total distributions                                       ( 0.37)      ( 0.60)     ( 1.69)     ( 0.43)
                                                        --------     --------    --------    --------

Net asset value end of period                           $  8.68      $   8.05    $   7.54    $   9.00
                                                        ========     ========    ========    ========

Total return +                                            12.95%        15.05%       3.55%      24.97%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                            1.91%         2.01%       1.73%       1.83%

 Total expenses, excluding indirectly paid expenses        1.90%         2.00%        N/A         N/A

 Net investment income (loss)                            ( 0.48%)      ( 0.25%)    ( 0.17%)    ( 0.57%)

Portfolio turnover rate                                     156%          140%         68%         65%

Average commission rate paid per share                $  0.0042           N/A         N/A         N/A

Net assets end of period (millions)                   $     497     $     492    $    417    $    404



                                                                             Year Ended October 31,
                                                    ------------------------------------------------------------------------
                                                        1992           1991           1990           1989           1988
 CLASS B SHARES
Net asset value beginning of period                   $   8.18      $   6.52        $   7.67      $   6.53       $   7.55
                                                      ========      ========        ========      ========       ========

Income (loss) from investment operations
Net investment income (loss)                           (  0.01)         0.08            0.08          0.16           0.18

Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                             0.42          2.24         (  0.80)         1.21           0.19
                                                      --------      --------        --------      --------       --------

Total from investment operations                          0.41          2.32         (  0.72)         1.37           0.37
                                                      --------      --------        --------      --------       --------

Less distributions
From net investment income                             (  0.01)       (  0.16)       (  0.18)       (  0.18)       (  0.14)

In excess of net investment income                     (  0.05)             0              0              0              0

From net realized gain on investments and foreign
 currency related transactions                         (  0.93)       (  0.50)       (  0.25)       (  0.05)       (  1.25)
                                                      --------      ---------       --------      ---------      ---------

Total distributions                                    (  0.99)       (  0.66)       (  0.43)       (  0.23)       (  1.39)
                                                      --------      ---------       --------      ---------      ---------

Net asset value end of period                         $   7.60      $    8.18        $  6.52      $   7.67       $   6.53
                                                      ========      =========       ========      =========      =========

Total return +                                            6.38%         38.77%       ( 10.05%)       21.74%          7.73%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                           1.58%          1.52%          1.65%         1.59%          1.69%

 Net investment income (loss)                          (  0.15%)         0.99%          1.64%         2.06%          2.14%

Portfolio turnover rate                                     62%            86%            30%           40%            89%

Net assets end of period (millions)                   $    322      $     339       $    234      $    330      $     328


# Net investment income is based on average shares outstanding during the period.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.





                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Growth Fund




                             Financial Highlights

                (For a share outstanding throughout each period)


                                                                                               Period Ended
                                                                                             March 31, 1998#*
                                                                                               (Unaudited)
 CLASS C SHARES
Net asset value beginning of period                                                           $     9.25
                                                                                              ============

Income (loss) from investment operations
Net investment loss                                                                             (   0.02)

Net realized and unrealized gain on investments and foreign currency related transactions           1.29
                                                                                              ------------

Total from investment operations                                                                    1.27
                                                                                              ------------

Net asset value end of period                                                                 $    10.52
                                                                                              ============

Total return +                                                                                     13.73%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                                     1.90%++

 Total expenses, excluding indirectly paid expenses                                                 1.90%++

 Net investment loss                                                                          (     0.37%)++

Portfolio turnover rate                                                                               70%

Average commission rate paid per share                                                     $      0.0020

Net assets end of period (thousands)                                                       $         133


# Net investment income is based on average shares outstanding during the period.
* For the period from January 22, 1998 (commencement of class operations) to March 31, 1998.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.




                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Aggressive Growth Fund


                            Schedule of Investments
                           March 31, 1998 (unaudited)




    Shares                                             Value
COMMON STOCKS - 99.0%
                            Building - 1.2%
 80,000        Oakwood Homes Corp. ............    $  2,930,000
                                                   ------------
               Business Services - 9.2%
100,000  *     APAC TeleServices, Inc. ........       1,293,750
 75,000  *     Fiserv, Inc. ...................       4,753,125
100,000        Paychex, Inc. ..................       5,768,750
 50,000  *     Saville Systems Plc, ADR .......       2,562,500
100,000  *     Sitel Corporation ..............       1,275,000
125,000  *     Sterling Commerce, Inc. ........       5,796,875
                                                   ------------
                                                     21,450,000
                                                   ------------
               Communication Systems &
                            Services - 7.7%
200,000  *     Cisco Systems, Inc. ............      13,675,000
100,000  *     WorldCom, Inc. .................       4,306,250
                                                   ------------
                                                     17,981,250
                                                   ------------
                Consumer/Diversified - 1.4%
125,000  *     Republic Industries, Inc. ......       3,226,563
                                                   ------------
               Educational Services - 0.8%
 40,000  *     Sylvan Learning Systems, Inc. ..       1,885,000
                                                   ------------
                           Financial - 2.0%
100,000        SunAmerica, Inc. ...............       4,787,500
                                                   ------------
                         Healthcare - 12.4%
 50,000        HBO & Company ..................       3,018,750
150,000  *     Health Management Associates, Inc.     4,293,750

 60,000  *     HEALTHSOUTH Corporation ........       1,683,750
 70,000  *     Medicis Pharmaceutical Corporation     3,053,750
108,750  *     MedQuest, Inc. .................       4,003,359
150,000        Medtronic, Inc. ................       7,781,250
135,000  *     Renal Care Group, Inc. .........       5,130,000
     85+ *     Surgical Laser Technologies ....               0
                                                   ------------
                                                     28,964,609
                                                   ------------
                   Oil/Gas-Drilling - 14.0%
 70,000  *     Cliffs Drilling Company ........       2,891,875
 80,000        Diamond Offshore Drilling, Inc.        3,630,000
116,000        ENSCO International, Inc. ......       3,219,000
115,000  *     Global Marine, Inc. ............       2,846,250
140,000        Marine Drilling Companies, Inc.        3,027,500
140,000  *     Noble Drilling Corporation .....       4,278,750
180,000  *     Patterson Energy, Inc. .........       2,070,000
100,000  *     R & B Falcon Corporation .......       2,962,500


    Shares                                             Value
COMMON STOCKS - continued
               Oil/Gas-Drilling - continued
150,000        Transocean Offshore, Inc. ......    $  7,715,625
                                                   ------------
                                                     32,641,500
                                                   ------------
               Oil/Gas-Equipment & Services -
                                     11.3%
120,000  *     EVI, Inc. ......................       5,557,500
256,000  *     Global Industries Ltd. .........       5,216,000
 63,000  *     Halliburton Company ............       3,161,812
120,000  *     Petroleum Geo-Services, ADR ....       7,125,000
 48,000        Schlumberger Ltd. ..............       3,636,000
 31,000  *     SEACOR SMIT, Inc. ..............       1,803,813
                                                   ------------
                                                     26,500,125
                                                   ------------
               Retail (Specialty) - 18.2%
115,000  *     Action Performance Companies, Inc.     4,046,563

 75,000  *     Bed Bath & Beyond, Inc. ........       3,464,063
120,000  *     Central Garden & Pet Company ...       4,687,500
 85,000  *     Ethan Allen Interiors, Inc. ....       5,078,750
 80,000        Family Dollar Stores, Inc. .....       3,040,000
 60,000  *     Fastenal Company ...............       2,602,500
115,000        Home Depot, Inc. ...............       7,755,312
215,000  *     Office Depot, Inc. .............       6,691,875
   806+  *     Sound Advice, Inc.
               Warrants, Expiring 6/14/99 .....               0
225,000  *     Staples, Inc. ..................       5,217,187
                                                   ------------
                                                     42,583,750
                                                   ------------
                Software/Technology - 20.8%
125,000  *      American Power Conversion Corp.        3,585,938
110,000         Analysts International Corporation     3,217,500

106,000  *      BMC Software, Inc. .............       8,884,125
 49,500  *      Citrix Systems, Inc. ...........       2,682,281
125,000  *      EMC Corp. ......................       4,726,563
 52,500  *      Etec Systems, Inc. .............       3,097,500
130,000         Microsoft Corporation ..........      11,635,000
 86,250  *      Networks Associates, Inc. ......       5,714,062
150,000  *      Parametric Technology Corporation      4,996,875
                                                   ------------
                                                     48,539,844
                                                   ------------
               Total Investments -
                (cost $137,403,145) ..  99.0%       231,490,141
               Other Assets and
                Liabilities - net ....   1.0          2,373,593
                                       -----       ------------
               Net Assets ............ 100.0%      $233,863,734
                                       =====       ============

*  Non-income producing securities.
+ No market quotation available. Valued at fair value as determined in good faith under procedures established by the Fund's Board of Trustees.

Summary of Abbreviations:
ADR   American Depository Receipts

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Evergreen Fund

                            Schedule of Investments

                           March 31, 1998 (unaudited)




      Shares                                                         Value
COMMON STOCKS - 82.1%
                     Aerospace & Defense - 0.2%
       85,000        Orbital Sciences Corp. ..............     $ 3,814,375
                                                               -----------
                     Automotive Equipment &
                      Manufacturing - 0.2%
       92,900   *    Lear Corp. ..........................       5,237,238
                                                               -----------
                             Banks - 15.8%
      435,624        1st Source Corp. ....................      15,845,823
       90,450        Amcore Financial, Inc. ..............       2,442,150
      100,000   *    American Bancshares, Inc. ...........       1,200,000
      116,650        AmSouth Bancorp .....................       6,889,641
        1,500        Anchor Financial Corp. ..............          61,875
      121,555        Arrow Financial Corp. ...............       3,798,594
      121,495        Banc One Corp. ......................       7,684,559
       45,000        Bank of Commerce ....................         787,500
      532,240        BankBoston Corp. ....................      58,679,460
      242,437        BSB Bancorp, Inc. ...................       7,515,547
       85,000        Cape Cod Bank & Trust Co. ...........       3,740,000
       44,500        CCB Financial Corp. .................       4,920,031
       35,000   *    Century Bancshares, Inc. ............         385,000
      140,018        Chittenden Corp. ....................       5,233,173
       45,000   *    Columbia Banking Systems, Inc. ......       1,434,375
       77,000        Comerica, Inc. ......................       8,147,562
       65,000        Compass Bancshares, Inc. ............       3,266,250
        5,000        CoreStates Financial Corp. ++ .......         448,750
       99,380        Cornerstone Bank ** .................       2,037,290
       70,000        Corus Bankshares, Inc. ..............       3,071,250
       70,000        Crestar Financial Corp. .............       4,138,750
       14,800        Cullen/Frost Bankers, Inc. ..........         874,125
      127,000        First Empire State Corp. ............      63,484,125
       62,500        First State Bancorp .................       1,593,750
       30,013        FNB Corp. ...........................       1,163,004
       54,903        Glacier Bancorp, Inc. ...............       1,537,284
      105,000        Gold Banc Corp., Inc. ...............       2,657,813
      889,540        Hibernia Corp. Cl. A ................      18,291,166
       36,300        Hudson Chartered Bancorp, Inc. ......         857,588
       37,500        Independent Bancshares, Inc. ........         646,875
        5,942        ING Groep NV, ADR ...................         338,323
       17,000        Letchworth Independent Bancshares
                     Corp. ...............................         973,250
       67,779        Magna Group, Inc. ...................       3,935,418
       22,000        Merchants Bancorp, Inc. .............         717,750
      169,143        National City Corp. .................      12,400,296
      613,510        NationsBank Corp. ...................      44,747,886
      100,000        North Fork Bancorp, Inc. ............       3,862,500
      179,846        Old Kent Financial Corp. ............       6,901,590
       49,900        ONBANCorp, Inc. .....................       3,455,575
       33,593        One Valley Bancorp of West Virginia,
                     Inc. ................................       1,270,235
       90,000        Reliance Acceptance Group, Inc. .....          22,500
       66,000        Sandwich Bancorp, Inc. ..............       4,174,500
       50,000        Seacoast Banking Corp. of Florida Cl. A     1,850,000
      136,512        State Financial Services Corp. Cl. A        3,515,184
       73,975        Summit Bancorp ......................       3,703,373
      410,000   *    Surety Capital Corp. ** .............       2,357,500
      107,145   *    United Security Bancorp .............       2,330,404
       39,285        Univest Corp. of Pennsylvania .......       2,730,307
       10,000        USBancorp, Inc. .....................         771,250


      Shares                                                         Value
COMMON STOCKS - continued
                     Banks - continued
       43,350        Wachovia Corp. ......................     $ 3,676,622
       17,000        Webster Financial Corp. .............       1,181,500
       53,137        West Coast Bancorp, Inc. (Ore.) .....       1,348,351
       45,560        Western Bancorp. ....................       1,981,860
                                                               -----------
                                                               341,079,484
                                                               -----------
                     Building, Construction &
                        Furnishings - 4.8%
       70,000   *    Burcon Properties Ltd. ..............         750,962
       30,000   *    Castle & Cooke, Inc. ................         504,375
      171,250        Cavalier Homes, Inc. ................       1,958,672
      288,100   *    Champion Enterprises, Inc. ..........       7,688,669
      421,625        Clayton Homes, Inc. .................       8,537,906
      105,000   *    Crossmann Communities, Inc. .........       3,117,188
      242,360        D.R. Horton, Inc. ...................       5,150,150
       80,000   *    Furniture Brands International, Inc.        2,575,000
       70,800        Juno Lighting, Inc. .................       1,495,650
       70,000   *    Knoll, Inc. .........................       2,699,375
      106,800        La-Z-Boy Chair Co. ..................       5,333,325
      281,740        Lennar Corp. ........................       9,702,421
      131,000        Lowe's Companies, Inc. ..............       9,194,562
      159,700   *    M/I Schottenstein Homes, Inc. .......       3,493,438
       61,900        Medusa Corp. ........................       3,783,637
       60,000        Miller (Herman), Inc. ...............       2,011,875
       73,500   *    Monaco Coach Corp. ..................       2,884,875
       22,600   *    Palm Harbor Homes, Inc. .............         833,375
       78,000   *    Royal Group Technologies Ltd. .......       2,554,500
      100,000   *    Southern Energy Homes, Inc. .........       1,212,500
       40,600   *    Stanley Furniture Co., Inc. .........       1,618,925
       90,000   *    Sundance Homes, Inc. ................         202,500
      119,400        TJ International, Inc. ..............       3,820,800
      558,600   *    Toll Brothers, Inc. .................      15,710,625
      158,500   *    US Home Corp. .......................       7,261,281
                                                               -----------
                                                               104,096,586
                                                               -----------
                     Business Equipment & Services -
                                     1.0%
      297,130        First Data Corp. ....................       9,656,725
       84,800   *    Gradco Systems, Inc. ................         604,200
      160,000   *    In Focus Systems, Inc. ..............       1,440,000
      100,000   *    Macromedia, Inc. ....................       1,487,500
       57,000   *    Metromail Corp. .....................       1,973,625
      164,700   *    Zebra Technologies Corp. ............       6,340,950
                                                               -----------
                                                                21,503,000
                                                               -----------
                     Chemical & Agricultural Products -
                                     1.7%
       62,221        Delta & Pine Land Co. ...............       3,235,492
      150,000        H.B. Fuller Co. .....................       8,981,250
       40,000        Nalco Chemical Co. ..................       1,622,500
       16,500        OM Group, Inc. ......................         695,062
      359,568        Schulman (A.), Inc. .................       9,079,092
      335,000        Sigma-Aldrich Corp. .................      12,478,750
       18,900        Tredegar Industries, Inc. ...........       1,369,069
                                                               -----------
                                                                37,461,215
                                                               -----------

                                   EVERGREEN
                                Evergreen Fund

                      Schedule of Investments (continued)
                           March 31, 1998 (unaudited)




      Shares                                                       Value
COMMON STOCKS - continued
                    Communication Systems &
                     Services - 1.9%
      329,250   *   Andrew Corp. .......................     $ 6,523,265
      165,000   *   Cisco Systems, Inc. ................      11,281,875
       50,000   *   Coherent Communications System
                    Corp. ..............................       2,306,250
      232,000   *   Coherent, Inc. .....................       5,611,500
       50,000   *   DSP Group, Inc. ....................         956,250
      120,000   *   Inter-Tel, Inc. ....................       3,232,500
      185,000   *   Powertel, Inc. .....................       3,994,844
       60,000   *   Tellabs, Inc. ......................       4,027,500
      155,000   *   Vertex Communications Corp. ........       3,952,500
                                                             -----------
                                                              41,886,484
                                                             -----------
                    Consumer Products & Services -
                               3.9%
      140,000       Aaron Rents, Inc. Cl. B ............       3,403,750
      732,298   *   Cendant Corp. ......................      29,017,308
      105,000       Commonwealth Industries, Inc. ......       1,830,937
      151,300       Crown Crafts, Inc. .................       3,167,844
       20,000   *   Deckers Outdoor Corp. ..............         145,000
      341,700   *   Gaylord Container Corp. Cl. A ......       2,541,394
       53,000       Gucci Group ........................       2,517,500
      182,300       Heilig-Meyers Co. ..................       2,563,594
      201,030       K2, Inc. ...........................       4,485,482
      326,815       Lancaster Colony Corp. .............      13,869,212
      140,000   *   LoJack Corp. .......................       2,012,500
      155,000   *   Nautica Enterprises, Inc. ..........       4,766,250
       54,400       Nike, Inc. Cl. B ...................       2,407,200
       70,000       Noble Affiliates, Inc. .............       2,913,750
       75,000   *   North Face, Inc. ...................       1,818,750
       45,000   *   Recovery Engineering, Inc. .........       1,327,500
       53,800       Toro Co. ...........................       2,061,212
       79,000       Valspar Corp. ......................       3,100,750
                                                             -----------
                                                              83,949,933
                                                             -----------
                    Electrical Equipment & Services -
                               2.8%
       90,000   *   ADFlex Solutions, Inc. .............       1,541,250
      285,400   *   Atmel Corp. ........................       4,298,837
      388,933       Baldor Electric Co. ................      10,476,883
       82,500   *   Brooks Automation, Inc. ............       1,299,375
       75,000   *   Electro Scientific Industries, Inc.        2,896,875
      163,900       Fair Issac & Co., Inc. .............       6,187,225
       27,000   *   Franklin Electric Co., Inc. ........       1,849,500
      130,400   *   Hadco Corp. ........................       5,167,100
      364,150       Harman International Industries, Inc.     16,022,600
       63,000       Jabil Circuit, Inc. ................       2,098,687
      266,697   *   Paxar Corp. ........................       3,783,764
       45,000   *   Reliability, Inc. ..................         540,000
      226,400   *   SMART Modular Technologies, Inc. ...       5,164,750
                                                             -----------
                                                              61,326,846
                                                             -----------
                    Finance & Insurance - 9.7%
       23,969       Aegon NV ...........................       2,907,739
       71,228       Allmerica Financial Corp. ..........       4,549,688
      368,800       Ambac Financial Group, Inc. ........      21,551,750
      111,900       Countrywide Credit Industries, Inc.        5,951,681
      108,900       Dain Rauscher Corp. ................       6,268,556


      Shares                                                       Value
COMMON STOCKS - continued
                    Finance & Insurance - continued
      330,000       Edwards (A.G.), Inc. ...............     $14,437,500
       29,100       Enhance Financial Services Group, Inc.     2,020,631
       70,000       Executive Risk, Inc. ...............       4,987,500
       15,700       Farm Family Holdings, Inc. .........         608,375
      507,600       Federal Home Loan Mortgage Corp. ...      24,079,275
      618,000       Federal National Mortgage Association.    39,088,500
       37,700       Fidelity National Financial, Inc. ..       1,385,475
      114,000       First American Financial Corp. .....       7,296,000
       50,000   *   First Enterprise Financial Group ...           6,250
       85,000   *   FPIC Insurance Group, Inc. .........       2,741,250
       50,000   *   Itla Capital Corp. .................       1,062,500
      113,100       John Nuveen Co. Cl. A ..............       4,142,287
        6,000       Landamerica Financial Group, Inc. ..         271,500
       27,333       Legg Mason, Inc. ...................       1,621,189
       83,000   *   Life USA Holdings, Inc. ............       1,270,938
       91,515       MBIA, Inc. .........................       7,092,412
       75,000   *   Mego Mortgage Corp. ................         154,688
      507,600       MGIC Investment Corp. ..............      33,342,975
       38,200       Mutual Risk Mgmt Ltd. ..............       1,294,025
       15,000       Ohio Casualty Corp. ................         720,000
      100,000       Penn-America Group, Inc. ...........       2,181,250
       16,600       PennCorp Financial Group, Inc. .....         479,325
       20,000       Price (T.) Rowe & Associates, Inc. .       1,407,500
       54,692       Providian Financial Corp. ..........       3,141,372
       86,000       ReliaStar Financial Corp. ..........       3,961,375
       75,107       Resource Bancshares Mortgage Group,
                    Inc. ...............................       1,192,324
       30,000       State Auto Financial Corp. .........       1,192,500
       52,500       SunAmerica, Inc. ...................       2,513,437
       89,250       Trenwick Group, Inc. ...............       3,346,875
       14,100       Vesta Insurance Group, Inc. ........         756,113
                                                             -----------
                                                             209,024,755
                                                             -----------
                    Food & Beverage Products - 0.1%
       16,500       Coca Cola Bottling Co. .............         952,875
       40,000       Wendy's International, Inc. ........         892,500
                                                             -----------
                                                               1,845,375
                                                             -----------
                    Healthcare Products & Services -
                              10.3%
       24,000   *   Abiomed, Inc. ......................         363,000
      165,000       ADAC Laboratories ..................       3,815,625
       75,000       Arbor Drugs, Inc. ..................       1,767,188
       60,000       Arrow International, Inc. ..........       2,062,500
       40,000   *   Arterial Vascular Engineering, Inc.        1,465,000
      110,000       Beckman Instruments, Inc. ..........       6,304,375
      130,000       Beverly Enterprises Inc. ...........       1,730,625
       18,750   *   Bio-Rad Laboratories, Inc. Cl. A ...         503,906
      190,000       Biomet, Inc. .......................       5,700,000
       98,298   *   Boston Scientific Corp. ............       6,635,115
      148,900   *   Chad Therapeutics, Inc. ............       1,135,363
      205,300       Columbia / HCA Healthcare Corp. ....       6,620,925
        8,025   *   Coram Healthcare Corp. Warrants -
                    $22.125 Expiring 7/11/99+...........               0
       51,825       ESC Medical Systems Ltd. ...........       1,820,353
      112,800   *   Exactech, Inc. .....................         740,250
      40,000    *   Express Scripts, Inc. Cl. A ........       3,391,250

                                   EVERGREEN
                                Evergreen Fund

                      Schedule of Investments (continued)

                           March 31, 1998 (unaudited)


      Shares                                                        Value
COMMON STOCKS - continued
                    Healthcare Products & Services -
                     continued
       50,000       First Health Group Corp. ............     $ 2,712,500
       67,666   *   Foundation Health Systems, Inc. .....       1,865,044
      220,000       HBO & Co. ...........................      13,282,500
       70,575   *   Health Management Associates, Inc.
                    Cl. A ...............................       2,020,209
       23,600   *   HEALTHSOUTH Corp. ...................         662,275
      215,000   *   Hologic, Inc. .......................       5,966,250
      300,000   *   Idexx Laboratories, Inc. ............       5,400,000
       30,000       Invacare Corp. ......................         780,000
      390,000       Johnson & Johnson ...................      28,591,875
       13,400   *   Lincare Holdings, Inc. ..............         946,375
       43,100   *   Maxxim Medical, Inc. ................       1,236,431
      235,800       McKesson Corp. ......................      13,617,450
      144,361   *   MedPartners, Inc. ...................       1,479,700
      500,000       Merck & Co., Inc. ...................      64,187,500
       35,000       Meridian Diagnostics, Inc. ..........         446,250
        1,446       Pacificare Health Systems, Inc. Cl. A .       107,004
        4,545   *   Pacificare Health Systems, Inc. Cl. B .       342,011
       59,163       Pharmerica Inc. .....................         880,050
      127,500   *   St. Jude Medical, Inc. ..............       4,263,281
      468,000       Stryker Corp. .......................      21,937,500
       90,000   *   Sun Healthcare Group, Inc. ..........       1,676,250
       72,950       Tenet Healthcare Corp. ..............       2,648,997
       46,500       U.S. Surgical Corp. .................       1,534,500
       45,600       West Co., Inc. ......................       1,373,700
                                                              -----------
                                                              222,013,127
                                                              -----------
                    Industrial Specialty Products &
                        Service - 5.4%
      121,000       AptarGroup, Inc. ....................       7,267,562
       33,000       BHA Group Holdings, Inc. Cl. A ......         589,875
       40,500   *   Chemfab Corp. .......................         992,250
      145,000   *   Dionex Corp. ........................       8,083,750
      122,000       Dover Corp. .........................       4,636,000
      191,400       Furon Co. ...........................       4,509,863
       43,200   *   Global Industrial Technologies, Inc.          712,800
      198,000   *   Input/Output, Inc. ..................       4,628,250
      160,000       Kaydon Corp. ........................       6,540,000
      180,800       Leggett & Platt, Inc. ...............       9,299,900
       18,400       Nacco Industries, Inc. Cl. A ........       2,465,600
       66,000   *   Osmonics, Inc. ......................       1,093,125
      247,900       Pall Corp. ..........................       5,329,850
      140,700       Park Electrochemical Corp. ..........       3,631,819
      133,200       Robbins & Myers, Inc. ...............       5,078,250
       30,000   *   Simula, Inc. ........................         478,125
      241,500       Snap-on, Inc. .......................      11,018,437
      185,000       Spartech Corp. ......................       4,058,438
       20,000   *   Special Devices, Inc. ...............         570,000
      147,200       Tecumseh Products Co. Cl. A .........       7,912,000
       57,800       Tecumseh Products Co. Cl. B .........       3,258,475
      230,000       Teleflex, Inc. ......................       9,660,000
       20,000   *   U.S. Rentals, Inc. ..................         552,500
      202,400   *   UCAR International, Inc. ............       6,350,300
       50,000       Wescast Industries, Inc. ............       1,468,750


      Shares                                                        Value
COMMON STOCKS - continued
                    Industrial Specialty Products &
                    Service - continued
      104,000       Woodward Governor Co. ...............     $ 2,899,000
       90,000       Zero Corp. ..........................       2,542,500
                                                              -----------
                                                              115,627,419
                                                              -----------
                    Information Services &
                     Technology - 7.7%
       60,000   *   Adaptec, Inc. .......................       1,177,500
      150,000   *   American Business Information, Inc. .       2,137,500
      150,000       American Business Information, Inc.
                    Cl. A ...............................       1,968,750
       54,850   *   Analytical Surveys, Inc. ............       2,811,063
      120,000       Autodesk, Inc. ......................       5,175,000
       40,000       Compaq Computer Corp. ...............       1,035,000
       75,000       Computer Associates International, Inc.     4,331,250
       50,000   *   Computer Products, Inc. .............       1,165,625
       52,000       Comverse Technology, Inc. ...........       2,541,500
      120,000   *   Dialogic Corp. ......................       5,122,500
      101,400   *   Dupont Photomasks, Inc. .............       4,385,550
      335,000   *   Gateway 2000, Inc. ..................      15,724,062
      405,468       Hewlett-Packard Co. .................      25,696,534
      156,250   *   IFR Systems, Inc. ...................       3,476,563
      598,000       Intel Corp. .........................      46,681,375
       75,000   *   KLA-Tencor Corp. ....................       2,868,750
       96,000       Micros Systems Inc. .................       5,772,000
      140,995       Molex, Inc. .........................       3,877,363
       33,750   *   National Instruments Corp. ..........       1,151,719
      380,000   *   Parametric Technology Corp. .........      12,658,750
      406,000   *   Sun Microsystems, Inc. ..............      16,937,812
                                                              -----------
                                                              166,696,166
                                                              -----------
                    Leisure & Tourism - 0.1%
       75,000       American Skiing Co. .................       1,256,250
                                                              -----------
                     Oil/Energy - 0.8%
       25,000   *   Barrett Resources Corp. .............         873,438
      100,000   *   COHO Energy, Inc. ...................         781,250
       60,000   *   Global Marine, Inc. .................       1,485,000
       30,000       KN Energy, Inc. .....................       1,771,875
       50,000   *   Noble Drilling Corp. ................       1,528,125
       20,000       Penn Virginia Corp. .................         582,500
      187,600       Precision Drilling Corp. ............       3,963,050
       80,000       Ranger Oil Ltd. .....................         520,000
       60,000   *   Stolt Comex Seaway, SA ..............       1,511,250
      118,590       Tosco Corp. .........................       4,180,297
                                                              -----------
                                                               17,196,785
                                                              -----------
                    Oil Field Services - 0.6%
      140,000       Global Industries Ltd. ..............       2,852,500
      170,000   *   Hvide Marine, Inc. Cl. A ............       2,996,250
       61,500       Lufkin Industries, Inc. .............       1,998,750
      100,000   *   Offshore Logistics, Inc. ............       1,987,500
      118,000       R & B Falcon Corp. ..................       3,495,750
                                                              -----------
                                                               13,330,750
                                                              -----------
                    Paper & Packaging - 0.5%
       15,400       Avery Dennison Corp. ................         821,975
       31,815       Kimberly-Clark Corp. ................       1,594,727

                                   EVERGREEN
                                Evergreen Fund

                      Schedule of Investments (continued)

                           March 31, 1998 (unaudited)

      Shares                                                          Value
COMMON STOCKS - continued
                    Paper & Packaging - continued
       87,000       St. Joe Corp. .........................     $   2,925,375
      186,662       Wausau Mosinee Paper Corp. ............         4,304,892
                                                                -------------
                                                                    9,646,969
                                                                -------------
                     Pharmaceuticals - 0.1%
       75,000       Dura Pharmaceuticals, Inc. ............         1,846,875
                                                                -------------
                    Publishing, Broadcasting &
                       Entertainment - 6.1%
       45,000   *   American Radio Systems Corp. Cl. A ....         2,854,687
      252,000       Belo (A.H.) Corp.
                    Ser. A ................................        13,860,000
      150,000       Cadmus Communications Corp. ...........         3,562,500
       18,180       CBS Corp. .............................           616,984
       30,000   *   CellularVision USA, Inc. ..............           150,000
       45,000   *   Chancellor Media Corp. ................         2,064,375
      857,000   *   Clear Channel Communications, Inc. ....        83,986,000
       10,000       Gaylord Entertainment Co. .............           357,500
      205,800   *   Jacor Communications, Inc. ............        12,142,200
      137,500   *   Obie Media Corp. ......................         1,615,625
      190,000       Wiley (John) & Sons, Inc. Cl. A .......        10,461,875
                                                                -------------
                                                                  131,671,746
                                                                -------------
                    Real Estate - 2.2%
      139,460   *   Alexander's, Inc. REIT ................        13,065,659
       46,200       Apartment Investment & Management
                    Co. Cl. A REIT ........................         1,778,700
       28,900       Arden Realty Group, Inc. REIT .........           823,650
      172,500   *   Candlewood Hotel Co., Inc. ............         1,401,562
       54,000       Chelsea GCA Realty, Inc. REIT .........         1,998,000
      148,600       Continental Homes Holding Corp. .......         6,909,900
       78,000       Del Webb Corp. ........................         2,379,000
       75,000   *   Entertainment Properties Trust REIT ...         1,471,875
       19,062       Equity Residential Properties Trust REIT          957,866
       10,000       Forest City Enterprises, Inc. .........           564,375
       47,400   *   FRP Properties, Inc. ..................         1,540,500
       44,000   *   Grubb & Ellis Co. .....................           445,500
       50,000       Horizon Group, Inc. REIT ..............           615,625
      120,000   *   Host Marriott Corp. ...................         2,272,500
       20,000   *   Irvine Apartment Communities, Inc.
                    REIT ..................................           630,000
       33,000   *   John Q. Hammons Hotels, Inc. Cl. A ....           259,875
       40,000       LNR Property Corp. ....................         1,070,000
      321,661   *   Prime Hospitality Corp. ...............         6,272,389
      115,000   *   Servico, Inc. .........................         2,429,375
        7,625   *   Wellsford Real Properties, Inc. 144A ..           110,563
                                                                -------------
                                                                   46,996,914
                                                                -------------
                    Retailing & Wholesale - 3.0%
      145,000       Avnet, Inc. ...........................         8,346,562
      219,000   *   Cole National Corp. Cl. A .............         8,458,875
      120,000   *   Costco Companies, Inc. ................         6,405,000
       98,200       Dillards, Inc. ........................         3,627,262
      256,800       Fingerhut Companies, Inc. .............         6,660,750
      100,000       Finish Line, Inc. Cl. A ...............         2,375,000
       50,000   *   Footstar, Inc. ........................         1,800,000
       80,000   *   Home Products International, Inc. .....         1,290,000
       34,800       IMC Global, Inc. ......................         1,324,575


      Shares                                                          Value
COMMON STOCKS - continued
                    Retailing & Wholesale - continued
       60,800   *   Jones Apparel Group, Inc. .............     $   3,347,800
      122,900       Mercantile Stores Co., Inc. ...........         8,257,344
       29,500   *   Payless Shoesource, Inc. ..............         2,219,875
       43,750       Proffitts, Inc. .......................         1,585,938
      268,000       Seaway Food Town, Inc. ** .............         7,504,000
       50,000       SED International Holdings, Inc. ......           568,750
       35,000       St. John Knits, Inc. ..................         1,653,750
                                                                -------------
                                                                   65,425,481
                                                                -------------
                    Telecommunication Services &
                           Equipment - 0.3%
       40,000       ADC Telecommunications Inc. ...........         1,102,500
      158,000   *   Aspect Telecommunications Corp. .......         4,236,375
                                                                -------------
                                                                    5,338,875
                                                                -------------
                    Thrift Institutions - 1.2%
      295,000       Dime Financial Corp. ** ...............        10,620,000
      185,100       First Palm Beach Bancorp, Inc. ........         7,450,275
       73,500   *   Hawthorne Financial Corp. .............         1,451,625
      148,500       Maryland Federal Bancorp, Inc. ........         5,810,063
                                                                -------------
                                                                   25,331,963
                                                                -------------
                      Transportation - 1.7%
      125,000       ASA Holdings, Inc. ....................         4,601,562
       58,000       Delta Air Lines, Inc. .................         6,858,500
       25,700       GATX Corp. ............................         2,004,600
      217,465   *   Heartland Express, Inc. ...............         6,034,654
       25,000       Skywest, Inc. .........................           912,500
      423,500       SouthWest Airlines Co. ................        12,519,719
      120,000       U.S. Freightways Corp. ................         4,320,000
                                                                -------------
                                                                   37,251,535
                                                                -------------
                    Total Common Stocks
                    (cost $764,681,273)....................     1,770,856,146
                                                                -------------


    Principal
    Amount
SHORT-TERM INVESTMENTS - 14.9%
                 Commercial Paper - 13.8%
$19,600,000      Allianz Of America Finance Corp.
                 5.53%, 5/5/98 ................     19,497,634
  1,495,000      Asset Portfolio Funding
                 5.50%, 4/7/98 ................      1,493,630
  8,450,000      Banc One Funding Corp
                 5.53%, 4/22/98 ...............      8,422,742
 11,000,000      BMW U.S. Capital Corp.
                 5.51%, 5/13/98 ...............     10,929,288
 19,350,000      Daimler-Benz North America Corp.
                 5.52%, 5/19/98 ...............     19,207,584
  2,380,000      Delaware Funding Corp.
                 5.53%, 5/20/98 ...............      2,362,086
  5,530,000      Dominion Semiconductor
                 5.52%, 5/4/98 ................      5,502,018
                 Duke Capital Corp.
  7,000,000       5.51%, 4/13/98 ..............      6,987,143
 11,750,000       5.52%, 4/13/98 ..............     11,728,380
    350,000      Duke University
                 5.48%, 4/3/98 ................        349,893

                                   EVERGREEN
                                Evergreen Fund


                      Schedule of Investments (continued)

                           March 31, 1998 (unaudited)


   Principal
    Amount                                                 Value
SHORT-TERM INVESTMENTS - 14.9%
               Commercial Paper - 13.8%
 $19,000,000   Eiger Capital Corp.
               5.52%, 5/8/98 .....................    $   18,892,207
               Fina Oil & Chemical Co.
   2,200,000    5.54%, 5/12/98 ...................         2,186,119
  15,750,000    5.54%, 5/18/98 ...................        15,636,084
   1,075,000   Finova Capital Corp.
               5.54%, 5/22/98 ....................         1,066,563
  15,000,000   Four Winds Funding Corp.
               5.50%, 4/14/98 ....................        14,970,208
   4,750,000   Great Lakes Chemical Corp.
               5.52%, 4/8/98 .....................         4,744,902
  27,650,000   Market Street Funding Corp.
               5.52%, 4/17/98 ....................        27,582,165
   3,650,000   Massachusetts College of Pharmacy
               and Allied Health Services
               5.58%, 5/11/98 ....................         3,627,370
   3,880,000   Park Avenue Recreation Corp.
               5.53%, 5/21/98 ....................         3,850,199
  26,100,000   Pfizer, Inc.
               5.50%, 4/30/98 ....................        25,984,363


   Principal
    Amount                                                 Value
SHORT-TERM INVESTMENTS - continued
               Commercial Paper - continued
 $27,150,000   Republic Industries Funding Corp.
               5.52%, 4/24/98 ....................    $   27,054,251
  25,000,000   Safeco Corp.
               5.50%, 4/20/98 ....................        24,927,431
  12,850,000   Southland Corp. 5.53%, 5/6/98 .....        12,780,913
  20,625,000   Trident Capital Finance, Inc.
               5.54%, 4/30/98 ....................        20,532,955
   7,250,000   Wood Street Funding Corp. 5.50%,
               4/9/98 ............................         7,241,139
                                                      --------------
                                                         297,557,267
                                                      --------------
               U.S. Government Agency
                Obligations - 1.1%
  23,175,000   Federal Home Loan Mortgage Corp.
               5.44%, 4/3/98 .....................        23,167,996
                                                      --------------
               Total Short-Term Investments
               (cost $320,725,263)................       320,725,263
                                                      --------------
               Total Investments -
               (cost $1,085,406,536).....  97.0%       2,091,581,409
               Other Assets and
               Liabilities - net ........   3.0           63,669,314
                                          -----       --------------
               Net Assets ............... 100.0%      $2,155,250,723
                                          =====       ==============

Summary of Portfolio Abbreviations:
ADR   American Depository Receipt
NV    Naamloze Veunootschap (Dutch Corporation)
REIT  Real Estate Investment Trust
SA    Sociedad Anonyme (Spanish Corporation)

*  Non-income producing securities.
** Investment in non-controlled affiliate holding over 5% of outstanding voting shares. At March 31, 1998, the Fund held investments in the following securities:



                                                                         Dividends
        Security Name       Shares         Cost           Value           Earned
------------------------     -----           -----          ------       ------
Cornerstone Bank             99,380      $1,089,310      $ 2,037,290    $  18,900
Dime Financial Corp.        295,000       3,573,760       10,620,000       67,850
Seaway Food Town, Inc.      268,000       1,563,474        7,504,000       32,160
Surety Capital Corp.        410,000       1,559,388        2,357,500            -

+ No market quotation available. Valued at fair value as determined in good faith under procedures established by the Fund's Board of Trustees.
++ At March 31, 1998 the Fund owned 5,000 shares of common stock of CoreStates Financial Corp., at a cost of $364,090. During the six month period ended March 31, 1998, the Fund earned $5,000 in dividend income from this investment. These shares were purchased prior to the acquisition of CoreStates Financial Corp. by First Union.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Micro Cap Fund

                            Schedule of Investments

                           March 31, 1998 (unaudited)




      Shares                                        Value
COMMON STOCKS - 99.0%
                    Aerospace &
                    Defense - 0.4%
      9,900 *       Ducommun, Inc. ......     $  289,575
                                              ----------
                    Automotive Equipment &
                     Manufacturing - 0.7%
     45,000 *       Noble International
                    Ltd..................        472,500
                                              ----------

                            Banks - 11.6%
      19,360        BT Financial Corp....      1,079,320
      10,000        CNB Financial Corp...        370,000
       2,500        First Keystone
                    Financial, Inc.......         45,625
      20,000        First Oak Brook
                    Bancshares,
                    Inc. Cl. A ..........      1,000,000
       2,850        First West Virginia
                    Bancorp, Inc.........         80,156
      26,997        Independent Bank
                    Corp.................      1,052,883
       2,900        Northern States
                    Financial Corp.......        464,000
       5,000        Peoples Bancorp, Inc.        241,250
      12,500        Pinnacle Financial
                    Services, Inc........        621,094
      20,000        Second Bancorp, Inc..        641,250
     15,000 *       Six Rivers National
                    Bank.................        288,750
      31,725        Washington Trust
                    Bancorp, Inc.........      1,070,719
      41,875        West Coast Bancorp,
                    Inc. (Ore.)..........      1,062,578
                                              ----------

                                               8,017,625
                                              ----------
                    Building, Construction
                    & Furnishings - 4.4%
      23,750        Cavalier Homes, Inc.         271,641
      15,000   *    Crossmann Communities,
                    Inc..................        445,313
     32,000    *    Mity Lite, Inc. .....        624,000
     45,000    *    Modtech, Inc. .......        925,312
     20,000    *    Stanley Furniture Co.,
                    Inc..................        797,500
                                              ----------

                                               3,063,766
                                              ----------
                    Business Equipment &
                          Services - 4.5%
      50,000    *   Equitrac Corp. ......      1,012,500
      94,750        General Employment
                    Enterprises, Inc.....      1,113,313
      20,000    *   Personnel Managment,
                    Inc..................        280,000
      37,300    *   TEAM America Corp....        515,206
      32,000    *   Uniflex, Inc.........        192,000
                                              ==========
                                               3,113,019
                                              ==========
                    Chemical & Agricultural
                          Products - 3.1%
      44,000        Balchem Corp. .......        748,000
      42,600        Chase Corp. .........        788,100
      51,318        Hawkins Chemical,
                    Inc..................        577,328
                                              ----------
                                               2,113,428
                                              ----------
                    Consumer Products &
                          Services - 7.7%
      22,000        Bush Industries, Inc.
                    Cl. A................        624,250
      35,000        Cooker Restaurant
                    Corp.................        352,187
      47,000        First Years, Inc.....      1,650,875
      55,000    *   Fountain Power Boat
                    Industries, Inc......        577,500
     110,000    *   Gotham Apparel Corp.**+        5,500
      15,000    *   Meadowcraft, Inc.....        219,375
      80,000    *   Play By Play Toys &
                    Novelties, Inc.......      1,510,000
      31,600        Stephan Co. .........        398,950
                                              ----------
                                               5,338,637
                                              ----------


      Shares                                        Value
COMMON STOCKS - continued
                    Electrical Equipment &
                          Services - 5.4%
      50,000    *   Ault, Inc. ..........     $  393,750
      63,270    *   Del Global Technologies
                    Corp.................        719,696
      20,000    *   Graham Corp. ........        326,250
       8,400        L.S. Starrett, Co.
                    Cl. A................        326,550
      52,000    *   OSI Systems, Inc. ...        604,500
      60,000    *   Powell Industries,
                    Inc..................        641,250
      20,000    *   Reliability, Inc.....        240,000
      21,000        Todd-AO Corp. Cl. A .        221,813
      20,000    *   Vicon Industries, Inc.       232,500
                                              ----------
                                               3,706,309
                                              ----------
                    Finance &
                    Insurance - 3.1%
      70,500    *   ACE Cash Express,
                    Inc..................      1,026,657
      21,600    *   CorVel Corp. ........        858,600
                                              ----------
      11,804    *   Grand Premier
                    Financial, Inc.......        223,538
                                              ----------
                                               2,108,795
                                              ----------
                    Food & Beverage
                    Products - 1.0%
      43,333        Worthington Foods,
                    Inc..................        720,411
                                              ----------

                    Healthcare Products &
                         Services - 10.2%
      40,000    *   Alcide Corp..........      2,160,000
     120,500    *   Biosource
                    International, Inc...        775,719
      44,888        Del Laboratories, Inc.     1,436,416
      25,000    *   Empi, Inc. ..........        404,687
      25,000        Kewaunee Scientific
                    Corp.................        287,500
      62,100        Meridian Diagnostics,
                    Inc..................        791,775
      60,000    *   Mesa Laboratories, Inc.      348,750
      70,300    *   Neogen Corp. ..........      812,844
                                              ==========
                                               7,017,691
                                              ==========
                    Industrial Specialty
                    Products & Services - 15.3%
      27,500    *   AG Services of America,
                    Inc..................        493,281
      25,000    *   American Eco Corp....        242,188
      19,900        American Precision
                    Industries, Inc......        376,856
      44,100        Badger Meter, Inc....      1,582,087
      23,050    *   Benthos, Inc.........        322,700
      20,000    *   Chemfab Corp.........        490,000
      20,000    *   Fibermark, Inc.......        466,250
      40,000    *   General Bearing Corp.        515,000
      14,000        General Magnaplate
                    Corp.................        106,750
      30,000    *   Genlyte Group, Inc...        577,500
      35,000        Gorman Rupp Co.......        682,500
      60,000    *   Hitox Corp. of
                    America..............        108,750
      40,000    *   Meade Instruments
                    Corp.................        387,500
      53,250        Met-Pro Corp. .......        828,703
      22,500        Modern Controls, Inc.        202,500
      71,000        RPC, Inc. ...........        869,750
      17,500    *   Special Devices, Inc.        498,750
      26,500    *   Steel of West Virginia,
                    Inc..................        274,938
      25,000    *   Sterignics
                    International, Inc...        550,000
      46,350        World Fuel Services
                    Corp.................      1,019,700
                                              ----------
                                              10,595,703
                                              ----------

                                   EVERGREEN
                                 Micro Cap Fund




                      Schedule of Investments (continued)

                           March 31, 1998 (unaudited)




   Shares                                           Value
COMMON STOCKS - continued
            Information Services &
                            Technology - 11.5%
    25,000 *Advanced Communications Systems,
            Inc. ............................    $   289,063
    72,500 *American Science & Engineering,
            Inc..............................        987,812
    15,000 *Analytical Surveys, Inc. ........        768,750
    12,500 *Comarco, Inc. ...................        269,531
    29,600 *Diversified Corporate Resources,
            Inc..............................        414,400
    23,000 *Equinox Systems, Inc. ...........        491,625
    33,750  IFR Systems, Inc. ...............        750,937
    27,000 *Norstan, Inc. ...................        668,250
    37,750 *Optelecom, Inc. .................        268,969
    25,000 *Percon Acquisition, Inc. ........        277,344
    40,000 *SBS Technologies, Inc. ..........      1,150,000
    51,000 *Viagrafix Corp. .................        771,375
    80,000 *WPI Group, Inc. .................        660,000
    10,000 *Zygo Corp. ......................        145,000
                                                 -----------
                                                   7,913,056
                                                 -----------
                  Machinery-Diversified - 0.6%
    50,000 *Plasma Therm, Inc. ..............        378,125
                                                 -----------
             Manufacturing-Distributing - 1.1%
    40,000 *Koala Corp. .....................        720,000
    21,600 *Top Air Manufacturing, Inc. .....         55,350
                                                 -----------
                                                     775,350
                                                 -----------
                             Oil/Energy - 0.7%
    20,000 *Mitcham Industries, Inc. ........        250,000
    14,500 *Prima Energy Corp. ..............        261,000
                                                 -----------
                                                     511,000
                                                 -----------
            Oil Field Services - 3.5%
    48,500 *Dawson Geophysical Co. ..........        769,937
    42,600 *Eagle Geophysical, Inc. .........        686,925
    80,000 *Omni Energy Services Corp. ......        950,000
                                                 -----------
                                                   2,406,862
                                                 -----------
            Publishing, Broadcasting &
                          Entertainment - 0.2%
    10,400 *Clark (Dick) Productions, Inc. ..        139,100
                                                 -----------
            Real Estate - 0.4%
    20,000 *Execustay Corp. .................        255,000
                                                 -----------
            Retailing & Wholesale - 4.5%
    59,000 *Bowlin Outdoor Advertising &
            Travel Centers, Inc. ............        516,250
    60,000  Craftmade International Inc. ....        885,000
    27,000 *Kenneth Cole Productions, Inc.
            Cl. A............................        543,375

    34,500  Lacrosse Footwear, Inc. .........        405,375
    35,000 *Rocky Shoes & Boots, Inc. .......        562,187


   Shares                                           Value
COMMON STOCKS - continued
            Retailing & Wholesale - continued
    20,000 *Shoe Pavilion, Inc. .............    $   198,750
                                                 -----------
                                                   3,110,937
                                                 -----------
            Telecommunication Services &
                              Equipment - 0.9%
    40,000 *Cognitronics Corp. ..............        652,500
                                                 -----------
            Textile & Apparel - 1.2%
    30,000  Culp, Inc. ......................        615,000
    20,000  Decorator Industries, Inc. ......        210,000
                                                 -----------
                                                     825,000
                                                 -----------
            Thrift Institutions - 4.4%
    30,000  Horizon Financial Corp. .........        562,500
    14,600  Iroquois Bancorp, Inc. ..........        365,000
    30,710  Parkvale Financial Corp. ........        959,687
    25,000 *WSFS Financial Corp. ............        537,500
    25,000  York Financial Corp. ............        643,750
                                                 -----------
                                                   3,068,437
                                                 -----------
                         Transportation - 1.3%
    23,000 *MTL, Inc. .......................        885,500
                                                 -----------
                     Utilities-Electric - 0.1%
     1,591  Eselco, Inc. ....................         64,237
                                                 -----------
                    Utilities-Telephone - 1.2%
    22,800  Hickory Tech Corp. ..............        843,600
                                                 -----------
            Total Common Stocks
            (cost $49,929,588) ..............     68,386,163
                                                 -----------
  Principal
     Amount
SHORT-TERM INVESTMENTS - 0.6%
            Government Agency Notes &
               Bonds - 0.6%
            Federal Home Loan Mortgage
            Corp.
$   25,000   5.41%, 4/3/98 ..................         24,992
   310,000   5.46%, 4/20/98 .................        309,107
   120,000   5.50%, 4/20/98 .................        119,652
                                                 -----------
                                                     453,751
                                                 -----------
            Total Short-Term Investments
            (cost $453,751) .................        453,751
                                                 -----------
            Total Investments -
            (cost $50,383,339) .....  99.6%       68,839,914
            Other Assets and
            Liabilities - net ......   0.4           242,781
                                     -----       -----------
            Net Assets ............. 100.0%      $69,082,695
                                     =====       ===========

*  Non-income producing securities.
** Investment in non-controlled affiliate-holding over 5% of outstanding voting securities. This investment was acquired by the Fund at a cost of $665,880. During the six months ended March 31, 1998, the Fund recognized no dividend income from this security.
+ No market quotation available. Valued at fair value as determined in good faith under procedures establised by the Fund's Board of Trustees.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Omega Fund




                            Schedule of Investments

                           March 31, 1998 (unaudited)




      Shares                                        Value
COMMON STOCKS - 98.0%
                    Automotive Equipment &
                    Manufacturing - 1.8
       90,000       Ford Motor Co. ......     $5,833,125
                                              ----------
                    Banks - 11.1
       40,000       Astoria Financial
                    Corp.................      2,472,500

       54,700       BankBoston Corp. ....      6,030,675
      100,000       First American Corp..      4,887,500
       75,000       Fleet Financial Group,
                    Inc..................      6,379,687
      101,200   *   Golden St. Bancorp,
                    Inc..................      3,864,575
      100,000       North Fork Bancorp,
                    Inc..................      3,862,500
      155,000       TCF Financial Corp...      5,260,313
       83,800       Westamerica Bancorp..      2,799,444
                                              ----------
                                              35,557,194
                                              ----------
                    Building, Construction
                    & Furnishings - 2.2%
     217,900 *      Furniture Brands.....      7,013,656
                                              ----------
                    International, Inc.
                    Business Equipment &
                    Services - 1.4%
       80,000       Paychex, Inc.........      4,612,500
                                              ----------
                    Chemical & Agricultural
                    Products - 1.6%
      100,000       Monsanto Co..........      5,200,000
                                              ----------
                    Communication Systems &
                    Services - 3.4
       77,500   *   Cisco Systems, Inc...      5,301,484
      200,000   *   Loral Space &
                    Communications.......      5,587,500
                                              ----------

                                              10,888,984
                                              ----------
                    Consumer Products &
                    Services - 3.9%
       85,000   *   Action Performance
                    Companies, Inc.......      2,982,969
      240,333   *   Cendant Corp. .......      9,523,206
                                              ----------
                                              12,506,175
                                              ----------
                    Diversified
                    Companies - 3.8%
       90,000       Trinity Industries,        4,938,750
                    Inc.
      130,000       Tyco International Ltd.    7,101,250
                                              ----------

                                              12,040,000
                                              ----------
                    Electrical Equipment &
                    Services - 3.4%
      125,000       General Electric Co.      10,773,438
                                              ----------
                    Finance &
                    Insurance - 8.9%
       40,000       American International     5,037,500
                    Group, Inc.
       43,500       CMAC Investment Corp.      2,903,625
      140,000       Greenpoint Financial
                    Corp. ...............      5,031,250
       45,000       PMI Group, Inc. .....      3,633,750
       47,700       SLM Holding Corp. ...      2,080,912
      102,499       Travelers Group, Inc.      6,149,940
       85,000       Travelers Property
                    Casualty Corp.Cl. A .      3,740,000
                                              ----------
                                              28,576,977
                                              ----------


      Shares                                        Value
COMMON STOCKS - continued
                    Food & Beverage
                    Products - 4.4%
       95,000   *   International Home
                    Foods, Inc. .........     $3,158,750
       90,000       Pepsico, Inc. .......      3,841,875
       65,000   *   Philip Morris
                    Companies, Inc. .....      2,709,688
       70,000       Suiza Foods Corp. ...      4,305,000
                                              ----------
                                              14,015,313
                                              ----------
                    Healthcare Products &
                    Services - 7.1%
       49,250       Cardinal Health,
                    Inc..................      4,343,234
       80,000       HBO & Co. ...........      4,827,500
      187,500   *   Health Management
                    Associates, Inc......      5,367,187
      200,000   *   HEALTHSOUTH Corp. ...      5,612,500
       64,100   *   Omnicare, Inc. ......      2,539,963
                                              ----------
                                              22,690,384
                                              ----------
                    Information Services &
                    Technology - 11.9%
      146,666   *   Analog Devices, Inc..      4,876,645
      209,600   *   EMC Corp. ...........      7,925,500
       50,000       Gateway 2000, Inc. ..      2,346,875
       40,000       Intel Corp. .........      3,121,250
       35,000       International Business
                    Machines Corp. ......      3,635,625
       78,000   *   Microsoft Corp. .....      6,978,562
      120,000   *   Parametric Technology
                    Corp.................      3,993,750
      100,000   *   PeopleSoft, Inc. ....      5,265,625
                                              ----------
                                              38,143,832
                                              ----------
                    Leisure &
                    Tourism - 3.0%
       55,000       Disney (Walt) Co.....      5,871,250
       65,000   *   Premier Parks, Inc...      3,770,000
                                              ----------
                                               9,641,250
                                              ----------
                           Oil/Energy - 4.9%
       50,000       Anadarko Petroleum
                    Corp.................      3,450,000
       70,000       Burlington Resources,
                    Inc..................      3,355,625
       95,000       Pennzoil Co. ........      6,139,375
       75,000       Unocal Corp. ........      2,901,563
                                              ----------
                                              15,846,563
                                              ----------
                     Pharmaceuticals - 11.5%
       65,000       American Home Products
                    Corp.................      6,199,375
      157,200       Pfizer, Inc. ........     15,670,875
       60,000       Schering-Plough Corp.      4,901,250
       60,000       Warner-Lambert Co....     10,218,750
                                              ----------
                                              36,990,250
                                              ----------
                    Publishing,
                    Broadcasting &
                    Entertainment - 7.6%
      200,000       CBS Corp. ...........      6,787,500
       50,000       Central Newspapers,
                    Inc..................      3,553,125
       90,000       Dow Jones & Co.,
                    Inc..................      4,764,375
      110,000   *   Viacom, Inc. Cl. B...      5,912,500
      100,000   *   World Color Press,
                    Inc..................      3,475,000
                                              ----------
                                              24,492,500
                                              ----------

                                   EVERGREEN
                                   Omega Fund




                      Schedule of Investments (continued)

                           March 31, 1998 (unaudited)


  Shares                                           Value
COMMON STOCKS - continued
           Retailing & Wholesale - 6.1%
  82,813   Dollar General Corp. ...........    $  3,203,809
  65,000   Ethan Allen Interiors, Inc. ....       3,883,750
 100,000   General Nutrition Companies, Inc.      3,968,750
 232,500   Staples, Inc. ..................       5,376,562
  52,200   Williams Sonoma, Inc. ..........       3,021,075
                                               ------------
                                                 19,453,946
                                               ------------
           Total Common Stocks
           (cost $236,989,692) ............     314,276,087
                                               ------------


   Principal
    Amount                                                         Value
REPURCHASE AGREEMENT - 2.9%
 $ 9,138,000    Keystone Joint Repurchase
                Agreement, investment in
                repurchase agreements in a joint
                trading account, purchased 3/31/98,
                5.67%, maturing 4/1/98, maturity
                value $9,139,439.
                (cost $9,138,000) (a) ...................     $  9,138,000
                                                              ------------
                Total Investments -
                (cost $246,127,692) ..........  100.9%         323,414,087
                Other Assets and
                Liabilities - net ............  ( 0.9)          (2,849,023)
                                                -----         ------------
                Net Assets ...................  100.0%        $320,565,064
                                                =====         ============

*   Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices plus accrued interest at March 31, 1998.







                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Small Company Growth Fund




                            Schedule of Investments

                           March 31, 1998 (unaudited)




       Shares                                         Value
COMMON STOCKS - 94.5%
                     Advertising & Related
                     Services - 0.5%
       250,000       ADVO, Inc. ...........     $ 6,906,250
                                                -----------
                     Automotive Equipment &
                      Manufacturing - 0.8%
       256,860       Tower Automotive,
                     Inc.................        11,558,700
                                                -----------
                              Banks - 7.8%
       414,862  *    Astoria Financial
                     Corp................        25,643,657
       318,240       Bostonfed Bancorp,
                     Inc.................         7,319,520
        30,200       Dime Community Bancorp,
                     Inc.................           736,125
       196,334  *    Hubco, Inc. ..........       7,515,911
       171,370  *    Long Island Bancorp,
                     Inc.................        10,828,442
       385,080  *    North Fork Bancorp,
                     Inc.................        14,873,715
         5,000       Prime Bancshares,
                     Inc.................           127,500
       148,196       Queens County Bancorp,
                     Inc.................         6,539,148
       718,536  *    Sovereign Bancorp,
                     Inc.................        13,068,373
       621,960  *    TCF Financial Corp..        21,107,767
       154,938  *    Westamerica Bancorp.         5,175,898
                                                -----------
                                                112,936,056
                                                -----------
                     Building, Construction &
                     Furnishings - 2.8%
       126,500       Cable Design
                     Technologies Corp...         3,810,812
       145,000       Essex International,
                     Inc.................         5,727,500
       165,500       General Cable Corp..         7,509,562
       141,491       Oakwood Homes Corp..         5,182,108
       150,000       Texas Industries,
                     Inc.................         8,671,875
       119,420       Toll Brothers, Inc..         3,358,688
       253,200       Wackenhut Corrections
                     Corp................         6,345,825
                                                -----------
                                                 40,606,370
                                                -----------
                     Business Equipment &
                           Services - 4.1%
       197,956       Billing Information
                     Concepts Corp.......         5,128,298
       175,855       BISYS Group, Inc.
                     (a).................         6,182,402
       504,670  *    Comdisco, Inc.......        22,016,229
        90,521  *    G & K Services, Inc.
                     Cl. A...............         3,943,321
       279,000       GTS Duratek, Inc....         3,470,062
        28,200       International Telecomm
                     Systems, Inc........           735,844
       111,996  *    Norrell Corp. ........       2,526,910
       104,000       Outsource International,
                     Inc.................         2,509,000
         7,000       Rental Service Corp.           162,750
       150,000       Superior Consultant,
                     Inc.................         5,428,125
       256,317       Vincam Group, Inc...         7,385,133
                                                -----------
                                                 59,488,074
                                                -----------
                     Chemical & Agricultural
                     Products - 0.6%
       220,940  *    OM Group, Inc. .....         9,307,098
                                                -----------
                     Consumer Products &
                     Services - 4.0%
      343,517 *      Action Performance
                     Companies, Inc......        12,055,300
       381,800       Coleman Co., Inc....        11,764,212
       396,869       Equity Corp.
                     International.......         9,500,052
       342,100       Helen of Troy Ltd...         6,318,159
        95,600       Oneida Ltd..........         2,915,800
       200,000       Oregon Steel Mills,
                     Inc.................         4,400,000
       101,700       Rock Of Ages Corp.
                     Cl. A...............         1,798,819
       124,000  *    Russ Berrie & Co.,
                     Inc.................         3,758,750


       Shares                                         Value
COMMON STOCKS - continued
                     Consumer Products &
                     Services - continued
        51,900       Universal Corp......       $ 2,286,844
      200,000 *      Weider Nutrition
                     International, Inc.
                     Cl. A ..............         3,100,000
                                                -----------
                                                 57,897,936
                                                -----------
                          Education - 1.5%
       250,000       Computer Learning
                     Centers, Inc........         4,195,312
         1,500       CorporateFamily
                     Solutions, Inc......            39,469
       512,484       Devry, Inc. ..........      17,520,547
                                                -----------
                                                 21,755,328
                                                -----------
                     Electrical Equipment &
                           Services - 8.1%
       215,200       Applied Power, Inc.
                     Cl. A...............         8,285,200
       261,200       Asyst Technologies,
                     Inc.................         6,015,763
       662,600       Cypress Semiconductor
                     Corp................         6,708,825
       611,080       DII Group, Inc......        13,176,412
       230,000       Integrated Device
                     Technology..........         3,241,563
        42,800       Jabil Circuit, Inc..         1,425,775
        75,500       Lattice Semiconductor
                     Corp................         3,883,531
       147,000       Lexmark International
                     Group, Inc. Cl. A ..         6,633,375
        15,000  *    Linear Technology
                     Corp................         1,034,531
        30,000       Mattson Technology,
                     Inc.................           187,500
       300,778       Maxim Integrated
                     Products, Inc.......        10,959,598
       200,000       Microchip Technology,
                     Inc.................         4,212,500
       344,186       Natural Microsystems
                     Corp................        13,649,126
       322,400       Ortel Corp. ........         4,291,950
       200,000       Parlex Corp. .......         3,575,000
       436,200       Pri Automation, Inc.        11,422,988
        25,200       QLogic Corp. .......           904,050
       100,000       Radisys Corp. ......         2,503,125
       392,514       Sipex Corp. ........        13,002,026
        50,000       Vitesse Semiconductor
                     Corp................         2,357,813
                                                -----------
                                                117,470,651
                                                -----------
                     Finance &
                     Insurance - 4.5%
       292,500       Allied Group, Inc...         9,433,125
       150,000       Arthur J. Gallagher &
                     Co..................         6,496,875
       100,000       Berkley W R Corp....         4,762,500
        50,000       Blanch E W Holdings,
                     Inc.................         1,918,750
        11,900  *    CMAC Investment
                     Corp................           794,325
       108,500       Delphi Financial Group,
                     Inc.................         5,777,625
       218,922       First Alliance Co...         3,413,815
       221,180       Firstplus Financial
                     Group, Inc. ........         9,289,560
       186,023  *    HCC Insurance Holdings,
                     Inc.................         4,278,529
       267,000       Highlands Insurance
                     Group, Inc. ........         7,175,625
        62,800       Horace Mann Educators
                     Corp................         2,205,850
       150,000       Leucadia National
                     Corp................         5,906,250
        58,200  *    Penn-America Group,
                     Inc.................         1,265,850
        50,000       Reinsurance Group
                     America, Inc........         2,500,000
                                                -----------
        10,000       State Auto Financial
                     Corp................           395,000
                                                -----------
                                                 65,613,679
                                                -----------
                     Food & Beverage
                     Products - 1.3%
       259,000       Suiza Foods Corp....        15,928,500
       171,866       Worthington Foods,
                     Inc.................         2,868,010
                                                -----------
                                                 18,796,510
                                                -----------

                                   EVERGREEN
                           Small Company Growth Fund




                      Schedule of Investments (continued)

                           March 31, 1998 (unaudited)




       Shares                                       Value
COMMON STOCKS - continued
                     Healthcare Products &
                     Services - 9.2%
        20,500       Chirex, Inc. .......     $   387,578
         7,501       Concentra Managed
                     Care, Inc...........         230,890
       296,000       Cyberonics, Inc. ...       9,416,500
       437,444  *    Cytyc Corp. ........      10,826,739
       150,000       Genesis Health
                     Ventures, Inc.......       4,218,750
       335,700       Graham Field Health
                     Products, Inc.......       2,685,600
       860,839       Health Management
                     Associates, Inc.
                     Cl. A ..............      24,641,516
       277,585       Idexx Laboratories,
                     Inc.................       5,005,205
       300,000       Mariner Health Group,
                     Inc.................       5,100,000
        50,000       Megabios Corp. .....         450,000
       101,000       Norland Medical
                     Systems, Inc........         369,281
       516,000       Novacare, Inc. .....       7,675,500
       363,000  *    Oxford Health Plans,
                     Inc.................       5,410,969
       218,684       Parexel International
                     Corp................       6,806,540
       135,620       Pediatrix Medical
                     Group, Inc..........       6,306,330
       242,320       Perclose, Inc. .....       6,830,395
        19,000       Renal Care Group,
                     Inc.................         720,219
       111,100       Respironics, Inc....       3,218,428
       376,180       Thermo Cardiosystems,
                     Inc.................      10,180,371
       389,351       Total Renal Care
                     Holdings, Inc.......      12,970,255
       235,800       Vivus, Inc. ........       2,785,388
       215,300       Wesley Jessen
                     Visioncare, Inc.....       7,172,181
                                              -----------
                                              133,408,635
                                              ===========
                     Industrial Specialty
                     Products & Services - 4.2%
       259,260       BMC Industries,
                     Inc.................       5,039,366
       200,400       Cognex Corp. .......       4,296,075
             1       Docucorp International
                     Inc.................               5
       500,000       Halter Marine Group,
                     Inc.................       7,937,500
       195,000  *    Kaydon Corp. .......       7,970,625
     1,000,000       Roper Industries,
                     Inc.................      29,687,500
       157,737  *    United States Filter
                     Corp................       5,540,512
        25,000       White Capital
                     Industries Corp.....         568,750
                                              -----------
                                               61,040,333
                                              ===========
                     Information Services &
                     Technology - 17.8%
       151,640       Analog Devices,
                     Inc.................       5,042,030
       243,600       Avid Technology,
                     Inc.................       9,987,600
       200,000       Axent Technologies,
                     Inc.................       6,087,500
       183,095       BMC Software, Inc...      15,351,371
       315,380       Cambridge Technology
                     Partners............      15,621,166
        35,500       CMG Information
                     Services Inc........       2,054,563
       243,000       Cognicase, Inc......       4,480,313
       238,900  *    Discreet Logic,
                     Inc.................       3,904,522
       180,900       Documentum, Inc.....       9,774,253
       380,000       Eletronics for
                     Imaging, Inc........       9,891,875
        89,400       FileNet Corp. ......       4,363,838
       386,000       Geoworks ...........       2,895,000
       214,100       JDA Software Group,
                     Inc.................      11,360,681
         5,200       Lycos, Inc. ........         230,425
       416,000       Mapics, Inc. .......       7,345,000
       200,000       Maximus, Inc. ......       5,987,500
        40,600       Metacreations Corp..         294,984
       132,054       National Data Corp..       5,488,494


       Shares                                       Value
COMMON STOCKS - continued
                     Information Services & Technology -
                     continued
        50,290  *    Networks Associates,
                     Inc.................     $ 3,334,856
       292,800       Objective Systems
                     Integrators, Inc....       4,007,700
       542,480       Parametric Technology
                     Corp................      18,054,412
        50,000       Platinum Software
                     Corp................       1,159,375
       539,281       Project Software &
                     Development, Inc....      12,875,334
       200,000       PSW Technologies,
                     Inc.................       1,437,500
       286,000       QAD, Inc. ..........       4,182,750
       146,000       Quadramed Corp. ....       4,863,625
       150,000       Radiant Systems,
                     Inc.................       3,731,250
     1,134,800       Rational Software
                     Corp................      14,716,937
       515,816       Safeguard Scientifics,
                     Inc.................      19,407,577
       338,323       Security Dynamics
                     Technology..........      13,892,388
       367,279  *    Synopsys, Inc. .....      12,039,865
       150,000       Transition Systems,
                     Inc.................       3,084,375
       290,000       Unisys Corp. .......       5,510,000
       252,000       USweb Corp. ........       5,567,625
       150,000       Veritas DGC, Inc....       7,584,375
        51,997       Wind River Systems,
                     Inc.................       2,073,380
                                              -----------
                                              257,684,439
                                              -----------
                     Leisure &
                     Tourism - 2.4%
        49,395       Casino America, Inc.
                     Warrants Expires
                     5/3/2001............             494
       479,589       Colorado Gaming &
                     Entertainment
                     Co. (b) ............       2,997,431
       240,000       Gametech
                     International, Inc..       1,687,500
        18,000       Pegasus Systems,
                     Inc.................         462,938
       525,000       Regal Cinemas, Inc..      15,717,187
       400,000       Rio Hotel & Casino,
                     Inc.................      10,375,000
       385,900       Sodak Gaming, Inc...       2,749,538
                                              -----------
                                               33,990,088
                                              -----------
                     Manufacturing-Distributing - 0.8%
       200,000       NBTY, Inc. .........      12,143,750
                                              -----------
                     Metal Products &
                     Services - 0.7%
       366,300       Maverick Tube Corp..       6,456,037
       116,496       Special Metals Corp.       1,893,060
        40,000       Steel Dynamics, Inc.         851,250
        30,900       Wolverine Tube, Inc.       1,239,863
                                              -----------
                                               10,440,210
                                              -----------
                     Oil/Energy - 4.0%
       204,500       Basin Exploration,
                     Inc.................       4,224,203
       242,700       Forcenergy, Inc.....       6,431,550
       133,000       Newfield Exploration
                     Co..................       3,466,313
     1,307,656       Newpark Resources,
                     Inc.................      23,864,722
       100,000       Nuevo Energy Co.....       3,581,250
       234,000       Ocean Energy, Inc...       5,513,625
       300,000  *    Santa Fe Energy
                     Resources, Inc......       3,300,000
       100,000  *    Seven Seas Petroleum,
                     Inc.................       2,593,750
        83,586  *    St. Mary Land &
                     Exploration Co......       3,194,552
       100,000       Vintage Petroleum,
                     Inc.................       2,100,000
                                              -----------
                                               58,269,965
                                              -----------
                     Oil Field
                     Services - 2.2%
        56,742       Carbo Ceramics, Inc. .     2,198,753
       187,400       Core Laboratories NV .     4,579,587
       200,300       Friede Goldman
                     International, Inc. .      5,771,144

                                   EVERGREEN
                           Small Company Growth Fund




                      Schedule of Investments (continued)

                           March 31, 1998 (unaudited)




      Shares                                                   Value
COMMON STOCKS - continued
                 Oil Field Services - continued
      250,000 *  Hvide Marine, Inc. Cl. A ............    $    4,390,625
       500,100   R & B Falcon Corp. ..................        14,815,462
                                                          --------------
                                                              31,755,571
                                                          --------------
                 Pharmaceuticals - 1.2%
       415,500   Dura Pharmaceuticals, Inc. ..........        10,218,703
       100,000   Incyte Pharmacuticals, Inc. .........         4,637,500
       435,000   Magainin Pharmaceuticals ............         2,406,094
                                                          --------------
                                                              17,262,297
                                                          --------------
                 Publishing, Broadcasting &
                 Entertainment - 2.0%
        56,200   Big Flower Holdings, Inc. ...........         1,707,075
        13,200   Cox Radio, Inc. .....................           640,200
       108,700   Hearst-Argyle Television, Inc. ......         3,858,850
       259,000   Jacor Communications, Inc. ..........        15,321,469
       130,000   Sinclair Broadcast Group, Inc. Cl. A          7,487,187
                                                          --------------
                                                              29,014,781
                                                          --------------
                 Real Estate - 0.1%
        60,300   Capital Automotive REIT .............         1,143,815
         4,900  *Host Marriott Corp. .................            92,794
                                                          --------------
                                                               1,236,609
                                                          --------------
                 Retailing & Wholesale - 3.7%
       156,600  *Brylane, Inc. .......................         8,779,388
       363,100  *Central Garden & Pet Co. ............        14,172,247
     1,282,480   Corporate Express, Inc. .............        12,804,761
       138,000   Cutter & Buck, Inc. .................         3,570,750
       121,100   Good Guys, Inc. .....................         1,271,550
        23,000   REX Stores Corp. ....................           339,250
       150,000   Shopko Stores, Inc. .................         4,753,125
        70,100   Stage Stores, Inc. ..................         3,607,959
       145,400   Tefron Ltd. .........................         3,544,125
                                                          --------------
                                                              52,843,155
                                                          --------------
                 Telecommunication Services &
                 Equipment - 3.8%
       199,000  *ACC Corp. ...........................        10,571,875
        88,300   Boston Communications Group .........           860,925
       200,000   Global TeleSystems Group, Inc. ......         9,387,500
       250,000   LCC International, Inc. .............         4,953,125
        78,300   Metronet Communications Corp. .......         1,957,500
       100,000   Pacific Gateway Exchange, Inc. ......         5,706,250
       600,000   Pairgain Technologies, Inc. .........        14,381,250
        29,700   Spectrian Corp. .....................           494,691
       101,800   Univision Communications, Inc. Cl. A          3,792,050
       160,000   Viatel, Inc. ........................         2,185,000
                                                          --------------
                                                              54,290,166
                                                          --------------


      Shares                                                   Value
COMMON STOCKS - continued
                 Transportation - 2.1%
       112,700  *ASA Holdings, Inc. ..................    $    4,145,247
       136,399   Coach USA, Inc. .....................         5,933,357
        62,900   Eagle USA Airfreight, Inc. ..........         1,717,956
       200,000   Expeditores International Washington,
                 Inc. ................................         8,525,000
       340,900   Fritz Companies, Inc. ...............         5,443,747
       200,000   Overseas Shipholding Group, Inc. ....         4,275,000
                                                          --------------
                                                              30,040,307
                                                          --------------
                 Utilities-Telephone - 4.3%
       300,000   American Communications Services,
                 Inc. ................................         5,446,875
         9,000   Associated Group, Inc. Cl. A ........           344,250
       311,000   Associated Group, Inc. Cl. B ........        11,468,125
        50,000   Centennial Cellular Corp. Cl. A .....         1,314,062
       266,000   McLeod USA, Inc., Cl. A .............        11,205,250
       150,000   Primus Telecomm Group, Inc. .........         4,350,000
        39,500   Rural Celluar Corp. Cl. A ...........           681,375
       125,000   Star Telecommunications, Inc. .......         6,937,500
        39,600   Superior Telecom, Inc. ..............         1,653,300
       258,500   Telegroup, Inc. .....................         5,226,547
       395,000   United States Cellular Corp. ........        13,405,312
        50,000   Vanguard Cellular Systems, Inc. Cl. A           914,063
                                                          --------------
                                                              62,946,659
                                                          --------------
                 Total Common Stocks
                 (cost $1,004,017,151)................     1,368,703,617
                                                          --------------


   Principal
    Amount
REPURCHASE AGREEMENTS - 5.1%
 $69,423,000   Goldman Sachs Repurchase
               Agreement, purchased 3/31/98,
               5.95%, maturing 4/1/98, maturity
               value $69,434,474
               (cost $69,423,000) (c)..............        69,423,000
                                                           ----------
   4,858,000   Keystone Joint Repurc hase
               Agreement, investment in repurchase
               agreements, in a joint trading
               account, purchased 3/31/98, 5.99%,
               maturing 4/1/98, maturity value
               $4,858,808
               (cost $4,858,000) (d)...............         4,858,000
                                                           ----------
               Total Investments -
               (cost $1,078,298,151) .....  99.6%       1,442,984,617
               Other Assets and
               Liabilities - net .........   0.4            5,277,485
                                           -----       --------------
               Net Assets ................ 100.0%      $1,448,262,102
                                           =====       ==============

*  Non-income producing securities.

(a) At March 31, 1998, the Fund owned 175,855 shares of common stock of The BISYS Group, Inc. at a cost of $4,437,038. During the six months ended March 31, 1998 the Fund earned no dividend income from this investment. These shares were purchased prior to Evergreen Distributors Inc., a wholly owned subsidiary of The BISYS Group, Inc. becoming the Fund's principal underwriter and BISYS Fund Services, Inc. becoming the Fund's sub-administrator.

(b) Investment in non-controlled affiliate holding over 5% of outstanding shares. At March 31, 1998, the Fund held 479,589 shares of Colorado Gaming & Entertainment company with a value of $2,997,431 and acquisition cost of $2,766,251. The Fund has not earned any income from this investment.

(c)  At March 31, 1998, the repurchase agreement was fully collateralized by:
     $69,423,000 Federal Home Loan Mortgage Corp., 7.00%, 8/1/27, value including accrued interest - $69,436,314.

(d) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices plus accrued interest at March 31, 1998.



Summary of Abbreviations:
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Growth Fund




                            Schedule of Investments

                           March 31, 1998 (unaudited)




      Shares                                                          Value
COMMON STOCKS - 96.6%
                    Automotive Equipment &
                        Manufacturing - 1.8%
      275,000       Ford Motor Co. .....................     $ 17,823,438
                                                             ------------
                    Banks - 9.7%
      160,000       Astoria Financial Corp. ............        9,890,000
      156,700       BankBoston Corp. ...................       17,276,175
      170,000   *   First American Corp. ...............        8,308,750
      235,000       Fleet Financial Group, Inc. ........       19,989,687
      303,200   *   Golden St. Bancorp, Inc. ...........       11,578,450
      220,000       North Fork Bancorp, Inc. ...........        8,497,500
      320,000       TCF Financial Corp. ................       10,860,000
      271,300       Westamerica Bancorp ................        9,063,116
                                                             ------------
                                                               95,463,678
                                                             ------------
                    Building, Construction &
                    Furnishings - 1.2%
      375,000   *   Furniture Brands International, Inc. .     12,070,313
                                                             ------------
                    Business Equipment & Services -
                    2.2%
      150,000       G & K Services, Inc. Cl. A .........        6,534,375
      265,000       Paychex, Inc. ......................       15,278,906
                                                             ------------
                                                               21,813,281
                                                             ------------
                    Chemical & Agricultural Products -
                    1.5%
      280,000       Monsanto Co. .......................       14,560,000
                                                             ------------
                    Communication Systems &
                    Services - 3.4%
      230,000   *   Cisco Systems, Inc. ................       15,733,437
       65,000   *   Iridium World Communications, Inc.
                    Cl. A ..............................        4,050,313
     500,000    *   Loral Space & Communications .......       13,968,750
                                                             ------------
                                                               33,752,500
                                                             ------------
                    Consumer Products & Services -
                    2.7%
      668,681       Cendant Corp. ......................       26,496,485
                                                             ------------
                    Diversified Companies - 1.7%
      301,600       Tyco International Ltd. ............       16,474,900
                                                             ------------
                    Electrical Equipment & Services -
                    3.9%
      440,000       General Electric Co. ...............       37,922,500
                                                             ------------
                    Finance & Insurance - 7.6%
      105,000       American International Group, Inc. .       13,223,437
      430,000       Greenpoint Financial Corp. .........       15,453,125
      135,000       PMI Group, Inc. ....................       10,901,250
      152,600       SLM Holding Corp. ..................        6,657,175
      277,500       Travelers Group, Inc. ..............       16,650,000
      255,000       Travelers Property Casualty
                    Corp. Cl. A ........................       11,220,000
                                                             ------------
                                                               74,104,987
                                                             ------------
                    Food & Beverage Products - 3.6%
      215,000       Coca Cola Co. ......................       16,649,062
      250,000       Pepsico, Inc. ......................       10,671,875
      200,000       Philip Morris Companies, Inc. ......        8,337,500
                                                             ------------
                                                               35,658,437
                                                             ------------


      Shares                                                          Value
COMMON STOCKS - continued
                    Healthcare Products & Services - 7.1%
      141,200       Cardinal Health, Inc. ..............     $ 12,452,075
      250,000       HBO & Co. ..........................       15,085,937
      310,000   *   Health Care & Retirement Corp. .....       13,310,625
      280,000   *   Health Management Associates, Inc.
                    Cl. A ..............................        8,015,000
      490,000   *   HEALTHSOUTH Corp. ..................       13,750,625
      173,700       Omnicare, Inc. .....................        6,882,863
                                                             ------------
                                                               69,497,125
                                                             ------------
                    Industrial Specialty Products &
                    Services - 1.2%
      220,000       Trinity Industries, Inc. ...........       12,072,500
                                                             ------------
                    Information Services &
                    Technology - 11.4%
      450,000   *   Analog Devices, Inc. ...............       14,962,500
      130,000   *   BMC Software, Inc. .................       10,899,688
      100,000       Electronic Data Systems Corp. ......        4,587,500
      560,600   *   EMC Corp. ..........................       21,197,687
      150,000   *   Gateway 2000, Inc. .................        7,040,625
      125,000       Intel Corp. ........................        9,753,906
      130,000       International Business Machines Corp.      13,503,750
      240,000   *   Microsoft Corp. ....................       21,472,500
      240,000   *   Parametric Technology Corp. ........        7,987,500
                                                             ------------
                                                              111,405,656
                                                             ------------
                    Leisure & Tourism - 2.7%
      182,500       Disney (Walt) Co. ..................       19,481,875
      125,000   *   Premier Parks, Inc. ................        7,250,000
                                                             ------------
                                                               26,731,875
                                                             ------------
                    Oil/Energy - 8.3%
      200,000       Anadarko Petroleum Corp. ...........       13,800,000
       80,000       British Petroleum Plc, ADR .........        6,885,000
      220,000       Burlington Resources, Inc. .........       10,546,250
      215,000       Exxon Corp. ........................       14,539,375
      300,000       Pennzoil Co. .......................       19,387,500
      120,000       Texaco, Inc. .......................        7,230,000
      225,000       Unocal Corp. .......................        8,704,687
                                                             ------------
                                                               81,092,812
                                                             ------------
                    Pharmaceuticals - 11.8%
      200,000       American Home Products Corp. .......       19,075,000
      487,800       Pfizer, Inc. .......................       48,627,562
      180,000       Schering-Plough Corp. ..............       14,703,750
      236,000       Shire Pharmaceuticals Group Plc. ...        5,029,750
      165,000       Warner-Lambert Co. .................       28,101,563
                                                             ------------
                                                              115,537,625
                                                             ------------
                    Publishing, Broadcasting &
                    Entertainment - 7.6%
      650,000       CBS Corp. ..........................       22,059,375
      135,000       Central Newspapers, Inc. Cl. A .....        9,593,438
      285,000       Dow Jones & Co., Inc. ...................  15,087,187
      350,000   *   Viacom, Inc. Cl. B .................       18,812,500
       64,719       Wolters Kluwer NV ..................        9,250,228
                                                             ------------
                                                               74,802,728
                                                             ------------

                                   EVERGREEN
                             Strategic Growth Fund




                      Schedule of Investments (continued)

                           March 31, 1998 (unaudited)


  Shares                                            Value
COMMON STOCKS - continued
           Retailing & Wholesale - 5.9%
 259,375   Dollar General Corp. ...........    $ 10,034,570
 115,000   Ethan Allen Interiors, Inc. ....       6,871,250
 250,000  *General Nutrition Companies, Inc.      9,921,875
 697,500  *Staples, Inc. ..................      16,129,688
 300,000   Wal-Mart Stores, Inc. ..........      15,243,750
                                               ------------
                                                 58,201,133
                                               ------------
            Utilities-Telephone - 1.3%
 200,000   AT&T Corp. .....................      13,125,000
                                               ------------
           Total Common Stocks
           (cost $704,540,922) ............     948,606,973
                                               ------------
PREFERRED STOCKS - 0.0%
           Iron & Steel - 0.0%
 180,000   Compania Vale do Rio Doce
           Navegacao SA ...................              16
                                               ------------
           Total Preferred Stocks
           (cost $0) ......................              16
                                               ------------


    Principal
     Amount                                                Value
                 REPURCHASE AGREEMENT - 4.9%
$  47,854,000    Keystone Joint Repurchase
                 Agreement, investment in
                 repurchase agreements, in a joint
                 trading account, purchased 3/31/98,
                 5.99%, maturing 4/1/98, maturity
                 value $47,861,962
                 (cost-$47,854,000)(a)............    $  47,854,000
                                                      -------------
                 Total Investments -
                 (cost $752,394,922) ... 101.5%         996,460,989
                 Other Assets and
                 Liabilities - net ..... ( 1.5)         (14,339,571)
                                         -----        -------------
                 Net Assets ............ 100.0%       $ 982,121,418
                                         =====        =============


Summary of Portfolio Abbreviations:
ADR   American Depository Receipts
NV    Naamloze Veunootschap (Dutch Corporation)
SA    Sociedad Anonyme (Spanish Corporation)

*   Non-income producing securities.

(a) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices plus accrued interest at March 31, 1998.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds




                      Statements of Assets and Liabilities

                           March 31, 1998 (Unaudited)


                                                 Aggressive
                                                   Growth           Evergreen
                                                    Fund              Fund
                                              --------------- -------------------
Assets
 Investments at value (identified
  cost - $137,403,145,
  $1,085,406,536, $50,383,339
  $246,127,692, $1,078,298,151 and
  $752,394,922, respectively)................  $231,490,141     $ 2,091,581,409
 Cash .......................................         1,015              65,863
 Receivable for investments sold ............     4,659,933           1,917,480
 Receivable for Fund shares sold ............       173,900          70,910,894
 Dividends and interest receivable ..........        17,605             856,096
 Unamortized organization expenses ..........        12,014                   0
 Prepaid expenses and other assets ..........       172,020             563,738
---------------------------------------------  ------------     ---------------
  Total assets ..............................   236,526,628       2,165,895,480
---------------------------------------------  ------------     ---------------
Liabilities
 Payable for investments purchased ..........     1,895,000           6,650,393
 Payable for Fund shares repurchased ........       572,330           1,687,001
 Advisory fee payable .......................       119,483           1,577,913
 Distribution Plan expenses payable .........        53,839             527,484
 Due to related parties .....................         5,572                   0
 Accrued expenses and other liabilities .....        16,670             201,966
---------------------------------------------  ------------     ---------------
  Total liabilities .........................     2,662,894          10,644,757
---------------------------------------------  ------------     ---------------
Net assets ..................................  $233,863,734     $ 2,155,250,723
=============================================  ============     ===============
Net assets represented by
 Paid-in capital ............................  $126,475,191     $ 1,127,748,366
 Undistributed net investment income
  (accumulated net investment loss) .........    (1,444,884)            567,538
 Accumulated net realized gain on
  investments and foreign currency
  related transactions ......................    14,746,431          20,759,946
 Net unrealized appreciation of
  investments and foreign currency
  related transactions ......................    94,086,996       1,006,174,873
---------------------------------------------  ------------     ---------------
  Total net assets ..........................  $233,863,734     $ 2,155,250,723
=============================================  ============     ===============
Net assets consists of
 Class A ....................................  $157,748,820     $   219,050,597
 Class B ....................................    40,305,416         664,461,486
 Class C ....................................     3,766,890          13,368,612
 Class Y ....................................    32,042,608       1,258,370,028
---------------------------------------------  ------------     ---------------
                                               $233,863,734     $ 2,155,250,723
                                               ============     ===============
Shares outstanding
 Class A ....................................     6,803,939           8,719,430
 Class B ....................................     1,767,420          26,743,936
 Class C ....................................       165,290             538,996
 Class Y ....................................     1,375,233          49,865,265
---------------------------------------------  ------------     ---------------
Net asset value per share
 Class A ....................................  $      23.18     $         25.12
=============================================  ============     ===============
 Class A - Offering price (based on
  sales charge of 4.75%) ....................  $      24.34     $         26.37
=============================================  ============     ===============
 Class B ....................................  $      22.80     $         24.85
=============================================  ============     ===============
 Class C ....................................  $      22.79     $         24.80
=============================================  ============     ===============
 Class Y ....................................  $      23.30     $         25.24
=============================================  ============     ===============



                                                   Micro                           Small          Strategic
                                                    Cap            Omega          Company           Growth
                                                   Fund            Fund         Growth Fund          Fund
                                              -------------- --------------- ----------------- ---------------
Assets
 Investments at value (identified
  cost - $137,403,145,
  $1,085,406,536, $50,383,339
  $246,127,692, $1,078,298,151 and
  $752,394,922, respectively)................  $68,839,914    $323,414,087    $1,442,984,617    $996,460,989
 Cash .......................................        2,764             720               231           1,013
 Receivable for investments sold ............      198,656         886,308        22,440,620         333,007
 Receivable for Fund shares sold ............      183,025       1,277,065         3,496,793         319,551
 Dividends and interest receivable ..........       24,309         117,510           116,222         641,847
 Unamortized organization expenses ..........            0               0                 0               0
 Prepaid expenses and other assets ..........       53,908         162,126           625,077         218,443
---------------------------------------------- -----------    ------------    --------------    ------------
  Total assets ..............................   69,302,576     325,857,816     1,469,663,560     997,974,850
---------------------------------------------- -----------    ------------    --------------    ------------
Liabilities
 Payable for investments purchased ..........       40,324       4,625,375        13,498,618      14,441,274
 Payable for Fund shares repurchased ........       32,580         342,922         6,475,223         569,637
 Advisory fee payable .......................       56,913         194,282           598,807         415,731
 Distribution Plan expenses payable .........       10,479         129,184           469,197         233,851
 Due to related parties .....................           42               0            22,000          12,000
 Accrued expenses and other liabilities .....       79,543             989           337,613         180,939
---------------------------------------------- -----------    ------------    --------------    ------------
  Total liabilities .........................      219,881       5,292,752        21,401,458      15,853,432
---------------------------------------------- -----------    ------------    --------------    ------------
Net assets ..................................  $69,082,695    $320,565,064    $1,448,262,102    $982,121,418
============================================== ===========    ============    ==============    ============
Net assets represented by
 Paid-in capital ............................  $46,291,829    $212,852,976    $  950,277,740    $652,159,526
 Undistributed net investment income
  (accumulated net investment loss) .........     (281,639)     (1,086,240)       (4,553,025)       (158,699)
 Accumulated net realized gain on
  investments and foreign currency
  related transactions ......................    4,615,930      31,511,933       137,850,921      86,054,898
 Net unrealized appreciation of
  investments and foreign currency
  related transactions ......................   18,456,575      77,286,395       364,686,466     244,065,693
---------------------------------------------- -----------    ------------    --------------    ------------
  Total net assets ..........................  $69,082,695    $320,565,064    $1,448,262,102    $982,121,418
============================================== ===========    ============    ==============    ============
Net assets consists of
 Class A ....................................  $ 5,921,809    $179,361,601    $1,034,801,326    $824,652,814
 Class B ....................................    4,718,936     124,631,115       407,011,561     157,335,328
 Class C ....................................    3,721,119      16,566,218         5,653,585         133,276
 Class Y ....................................   54,720,831           6,130           795,630               -
---------------------------------------------- -----------    ------------    --------------    ------------
                                               $69,082,695    $320,565,064    $1,448,262,102    $982,121,418
============================================== ===========    ============    ==============    ============
Shares outstanding
 Class A ....................................      214,490       7,486,922       118,095,911      78,345,704
 Class B ....................................      175,297       5,486,066        46,522,202      14,966,162
 Class C ....................................      138,127         727,547           646,071          12,674
 Class Y ....................................    1,967,698             256            90,759               -
---------------------------------------------- -----------    ------------    --------------    ------------
Net asset value per share
 Class A ....................................  $     27.61    $      23.96    $         8.76    $      10.53
============================================== ===========    ============    ==============    ============
 Class A - Offering price (based on
  sales charge of 4.75%) ....................  $     28.99    $      25.15    $         9.20    $      11.06
============================================== ===========    ============    ==============    ============
 Class B ....................................  $     26.92    $      22.72    $         8.75    $      10.51
============================================== ===========    ============    ==============    ============
 Class C ....................................  $     26.94    $      22.77    $         8.75    $      10.52
============================================== ===========    ============    ==============    ============
 Class Y ....................................  $     27.81    $      23.97    $         8.77               -
============================================== ===========    ============    ==============    ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds




                            Statements of Operations

                  Six Months Ended March 31, 1998 (Unaudited)


                                                       Aggressive                         Micro
                                                         Growth         Evergreen         Cap
                                                          Fund            Fund            Fund
                                                    --------------- ---------------- -------------
Investment income
 Dividends (net of foreign withholding taxes of
  $1,509, $648, $0, $0, $0 and $47,834,
  respectively) ...................................  $     165,077    $  6,770,606    $  204,532
 Interest .........................................         23,728       8,781,061         8,612
---------------------------------------------------  -------------    ------------    ----------
Total income ......................................        188,805      15,551,667       213,144
Expenses
 Advisory fee .....................................        713,403       8,340,563       296,776
 Distribution Plan expenses .......................        408,914       3,055,171        27,834
 Transfer agent fees ..............................        344,724       1,797,699        41,806
 Trustees fees ....................................         15,266          44,631         1,588
 Custodian fees ...................................         26,200         266,252        10,354
 Administrative service fees ......................         38,075               0             0
 Professional fees ................................         16,264          45,114        23,049
 Printing .........................................         44,100         499,457        30,953
 Registration fees ................................          4,785          55,796        33,844
 Amortization of organization expense .............          2,548               0             0
 Other ............................................          8,545          15,513        19,856
---------------------------------------------------  -------------    ------------    ----------
  Total expenses ..................................      1,622,824      14,120,196       486,060
 Less: Indirectly paid expenses ...................           (176)         (2,559)       (2,935)
---------------------------------------------------  -------------    ------------    ----------
  Net expenses ....................................      1,622,648      14,117,637       483,125
---------------------------------------------------  -------------    ------------    ----------
 Net investment income (loss) .....................     (1,433,843)      1,434,030      (269,981)
---------------------------------------------------  -------------    ------------    ----------
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions
 Net realized gain (loss) on:
  Investments .....................................     14,914,609      25,690,208     4,692,805
  Foreign currency related transactions ...........              0               0             0
---------------------------------------------------  -------------    ------------    ----------
 Net realized gain on investments and foreign
  currency related transactions ...................     14,914,609      25,690,208     4,692,805
---------------------------------------------------  -------------    ------------    ----------
 Net change in unrealized appreciation
  (depreciation) of investments and foreign
  currency related transactions ...................     (9,057,990)    204,130,251     1,111,468
---------------------------------------------------  -------------    ------------    ----------
 Net realized and unrealized gain on
  investments and foreign currency related
  transactions ....................................      5,856,619     229,820,459     5,804,273
---------------------------------------------------  -------------    ------------    ----------
 Net increase in net assets resulting from
  operations ......................................  $   4,422,776    $231,254,489    $5,534,292
===================================================  =============    ============    ==========



                                                                           Small          Strategic
                                                          Omega          Company           Growth
                                                          Fund         Growth Fund          Fund
                                                    --------------- ----------------- ---------------
Investment income
 Dividends (net of foreign withholding taxes of
  $1,509, $648, $0, $0, $0 and $47,834,
  respectively) ...................................  $  1,027,982    $     1,694,510   $  3,842,430
 Interest .........................................       298,038          1,938,506      1,477,826
---------------------------------------------------- ------------    ---------------   ------------
Total income ......................................     1,326,020          3,633,016      5,320,256
Expenses
 Advisory fee .....................................     1,071,249          3,442,352      2,409,615
 Distribution Plan expenses .......................       791,749          2,587,617      1,418,980
 Transfer agent fees ..............................       325,376          1,440,061        848,270
 Trustees fees ....................................         4,120             26,358         17,412
 Custodian fees ...................................        43,818            240,599        178,512
 Administrative service fees ......................        27,517            142,018         88,451
 Professional fees ................................        12,945             51,727         25,973
 Printing .........................................       105,183            131,407        134,729
 Registration fees ................................        19,180             62,664         23,089
 Amortization of organization expense .............             0                  0              0
 Other ............................................         9,030             52,311         36,363
---------------------------------------------------- ------------    ---------------   ------------
  Total expenses ..................................     2,410,167          8,177,114      5,181,394
 Less: Indirectly paid expenses ...................          (796)            (7,721)        (6,557)
---------------------------------------------------- ------------    ---------------   ------------
  Net expenses ....................................     2,409,371          8,169,393      5,174,837
---------------------------------------------------- ------------    ---------------   ------------
 Net investment income (loss) .....................    (1,083,351)        (4,536,377)       145,419
---------------------------------------------------- ------------    ---------------   ------------
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions
 Net realized gain (loss) on:
  Investments .....................................    41,833,216        158,575,256    118,433,855
  Foreign currency related transactions ...........             0               (493)       228,151
---------------------------------------------------- ------------    ---------------   ------------
 Net realized gain on investments and foreign
  currency related transactions ...................    41,833,216        158,574,763    118,662,006
---------------------------------------------------- ------------    ---------------   ------------
 Net change in unrealized appreciation
  (depreciation) of investments and foreign
  currency related transactions ...................     4,055,324       (131,342,345)      (605,792)
---------------------------------------------------- ------------    ---------------   ------------
 Net realized and unrealized gain on
  investments and foreign currency related
  transactions ....................................    45,888,540         27,232,418    118,056,214
---------------------------------------------------- ------------    ---------------   ------------
 Net increase in net assets resulting from
  operations ......................................  $ 44,805,189    $    22,696,041   $118,201,633
==================================================== ============    ===============   ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds




                      Statements of Changes in Net Assets

                  Six Months Ended March 31, 1998 (Unaudited)


                                                Aggressive                             Micro
                                                 Growth            Evergreen           Cap
                                                  Fund               Fund              Fund
                                            ---------------- ------------------- ---------------
Operations
 Net investment income (loss) .............  $  (1,433,843)   $       1,434,030   $   (269,981)
 Net realized gain on investments and
  foreign currency related
  transactions ............................     14,914,609           25,690,208      4,692,805
 Net change in unrealized appreciation
  (depreciation) of investments and
  foreign currency related
  transactions ............................     (9,057,990)         204,130,251      1,111,468
-------------------------------------------  -------------    -----------------   ------------
  Net increase in net assets resulting
   from operations ........................      4,422,776          231,254,489      5,534,292
-------------------------------------------  -------------    -----------------   ------------
Distributions to shareholders
 From net investment income
  Class A .................................              0             (756,350)             0
  Class B .................................              0                    0              0
  Class Y .................................              0           (6,894,400)             0
 From net realized gain on investments
  and foreign currency related
  transactions
  Class A .................................     (6,090,321)          (3,670,523)      (142,183)
  Class B .................................     (1,515,887)         (11,529,535)      (114,702)
  Class C .................................       (134,112)            (199,185)       (57,650)
  Class Y .................................     (1,606,606)         (23,699,502)    (2,593,995)
-------------------------------------------  -------------    -----------------   ------------
  Total distributions to shareholders .....     (9,346,926)         (46,749,495)    (2,908,530)
-------------------------------------------  -------------    -----------------   ------------
Capital share transactions
 Proceeds from shares sold ................     29,456,167        1,185,754,807     18,839,496
 Payment for shares redeemed ..............    (62,333,251)      (1,033,937,663)    (9,651,827)
 Net asset value of shares issued in
  reinvestment of distributions ...........      8,139,251           40,832,191      2,124,920
 Shares issued in acquisition of
  Keystone Small Company Growth
  Fund II .................................              0                    0              0
-------------------------------------------  -------------    -----------------   ------------
  Net increase (decrease) in net
   assets resulting from capital share
   transactions ...........................    (24,737,833)         192,649,335     11,312,589
-------------------------------------------  -------------    -----------------   ------------
   Total increase (decrease) in net
    assets ................................    (29,661,983)         377,154,329     13,938,351
Net assets
 Beginning of period ......................    263,525,717        1,778,096,394     55,144,344
-------------------------------------------  -------------    -----------------   ------------
 End of period ............................  $ 233,863,734    $   2,155,250,723   $ 69,082,695
===========================================  =============    =================   ============
Undistributed net investment income
 (accumulated net investment loss) ........  $  (1,444,884)   $         567,538   $   (281,639)
===========================================  =============    =================   ============



                                                                     Small           Strategic
                                                   Omega           Company            Growth
                                                  Fund           Growth Fund           Fund
                                            ---------------- ------------------ -----------------
Operations
 Net investment income (loss) .............  $  (1,083,351)    $   (4,536,377)   $       145,419
 Net realized gain on investments and
  foreign currency related
  transactions ............................     41,833,216        158,574,763        118,662,006
 Net change in unrealized appreciation
  (depreciation) of investments and
  foreign currency related
  transactions ............................      4,055,324       (131,342,345)          (605,792)
-------------------------------------------- -------------     --------------    ---------------
  Net increase in net assets resulting
   from operations ........................     44,805,189         22,696,041        118,201,633
-------------------------------------------- -------------     --------------    ---------------
Distributions to shareholders
 From net investment income
  Class A .................................              0                  0                  0
  Class B .................................              0                  0         (1,289,169)
  Class Y .................................              0                  0                  0
 From net realized gain on investments
  and foreign currency related
  transactions
  Class A .................................    (14,940,773)                 0                  0
  Class B .................................    (10,805,705)      (124,537,167)      (113,103,093)
  Class C .................................     (1,549,758)                 0                  0
  Class Y .................................           (493)                 0                  0
-------------------------------------------- -------------     --------------    ---------------
  Total distributions to shareholders .....    (27,296,729)      (124,537,167)      (114,392,262)
-------------------------------------------- -------------     --------------    ---------------
Capital share transactions
 Proceeds from shares sold ................     20,153,834        292,899,083         32,907,571
 Payment for shares redeemed ..............    (31,661,208)      (427,194,274)       (76,128,595)
 Net asset value of shares issued in
  reinvestment of distributions ...........     25,295,380        105,065,592        101,552,338
 Shares issued in acquisition of
  Keystone Small Company Growth
  Fund II .................................              0         33,587,309                  0
-------------------------------------------- -------------     --------------    ---------------
  Net increase (decrease) in net
   assets resulting from capital share
   transactions ...........................     13,788,006          4,357,710         58,331,314
-------------------------------------------- -------------     --------------    ---------------
   Total increase (decrease) in net
    assets ................................     31,296,466        (97,483,416)        62,140,685
Net assets
 Beginning of period ......................    289,268,598      1,545,745,518        919,980,733
-------------------------------------------- -------------     --------------    ---------------
 End of period ............................  $ 320,565,064     $1,448,262,102    $   982,121,418
============================================ =============     ==============    ===============
Undistributed net investment income
 (accumulated net investment loss) ........  $  (1,086,240)    $   (4,553,025)   $      (158,699)
============================================ =============     ==============    ===============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds




                      Statements of Changes in Net Assets

                         Year Ended September 30, 1997


                                             Aggressive                              Micro
                                              Growth            Evergreen            Cap
                                               Fund               Fund              Fund
                                         ---------------- ------------------- ----------------
Operations
 Net investment income (loss) ..........  $  (1,900,304)   $       7,514,387   $     (209,402)
 Net realized gain on investments
  and foreign currency related
  transactions .........................     12,171,177           36,805,817        3,640,708
 Net change in unrealized
  appreciation of investments and
  foreign currency related
  transactions .........................     16,257,433          388,053,134       16,316,906
----------------------------------------  -------------    -----------------   --------------
  Net increase in net assets
   resulting from operations ...........     26,528,306          432,373,338       19,748,212
----------------------------------------  -------------    -----------------   --------------
Distributions to shareholders
 From net investment income
  Class A ..............................              0             (454,970)               0
  Class Y ..............................              0           (5,485,239)               0
 From net realized gain on
  investments and foreign currency
  related transactions
  Class A ..............................              0           (2,174,311)               0
  Class B ..............................              0           (6,498,011)               0
  Class C ..............................              0             (143,970)               0
  Class Y ..............................              0          (18,647,833)               0
----------------------------------------  -------------    -----------------   --------------
  Total distributions to
   shareholders ........................              0          (33,404,334)               0
----------------------------------------  -------------    -----------------   --------------
Capital share transactions
 Proceeds from shares sold .............    109,161,502        1,988,694,819        7,828,678
 Payment for shares redeemed ...........    (99,552,842)      (1,825,979,211)     (14,445,981)
 Net asset value of shares issued in
  reinvestment of distributions ........              0           28,705,464                0
 Shares issued in acquisition of
  Keystone Mid-Cap Growth Fund
  (S-3) ................................              0                    0                0
 Shares issued in acquisition of
  Keystone America Hartwell
  Emerging Growth Fund .................     82,227,499                    0                0
----------------------------------------  -------------    -----------------   --------------
  Net increase (decrease) in net
   assets resulting from capital
   share transactions ..................     91,836,159          191,421,072       (6,617,303)
----------------------------------------  -------------    -----------------   --------------
   Total increase in net assets ........    118,364,465          590,390,076       13,130,909
Net assets
 Beginning of year .....................    145,161,252        1,187,706,318       42,013,435
----------------------------------------  -------------    -----------------   --------------
 End of year ...........................  $ 263,525,717    $   1,778,096,394   $   55,144,344
========================================  =============    =================   ==============
Undistributed net investment income
 (accumulated net investment loss) .....  $     (11,041)   $       6,784,258   $      (11,658)
========================================  =============    =================   ==============



                                                                    Small
                                                 Omega            Company           Strategic
                                               Fund***         Growth Fund**      Growth Fund*
                                         ------------------ ------------------ -----------------
Operations
 Net investment income (loss) ..........   $ (1,130,464)      $   (7,065,364)   $       655,106
 Net realized gain on investments
  and foreign currency related
  transactions .........................     17,255,823          110,149,243         80,803,578
 Net change in unrealized
  appreciation of investments and
  foreign currency related
  transactions .........................     35,276,768          184,561,753        105,055,036
-----------------------------------------  -------------      --------------    ---------------
  Net increase in net assets
   resulting from operations ...........     51,402,127          287,645,632        186,513,720
-----------------------------------------  -------------      --------------    ---------------
Distributions to shareholders
 From net investment income
  Class A ..............................              0                    0                  0
  Class Y ..............................              0                    0                  0
 From net realized gain on
  investments and foreign currency
  related transactions
  Class A ..............................     (6,112,342)                   0                  0
  Class B ..............................     (4,386,128)        (114,171,454)       (59,854,176)
  Class C ..............................       (657,041)                   0                  0
  Class Y ..............................               (1)                 0                  0
-----------------------------------------  ---------------    --------------    ---------------
  Total distributions to
   shareholders ........................    (11,155,512)        (114,171,454)       (59,854,176)
-----------------------------------------  --------------     --------------    ---------------
Capital share transactions
 Proceeds from shares sold .............     43,285,351          243,488,031        120,935,075
 Payment for shares redeemed ...........    (66,967,170)        (369,839,740)      (165,997,292)
 Net asset value of shares issued in
  reinvestment of distributions ........     10,330,073           91,854,430         53,539,767
 Shares issued in acquisition of
  Keystone Mid-Cap Growth Fund
  (S-3) ................................              0                    0        287,967,178
 Shares issued in acquisition of
  Keystone America Hartwell
  Emerging Growth Fund .................              0                    0                  0
-----------------------------------------  --------------     --------------    ---------------
  Net increase (decrease) in net
   assets resulting from capital
   share transactions ..................    (13,351,746)         (34,497,279)       296,444,728
-----------------------------------------  --------------     --------------    ---------------
   Total increase in net assets ........     26,894,869          138,976,899        423,104,272
Net assets
 Beginning of year .....................    262,373,729        1,406,768,619        496,876,461
-----------------------------------------  --------------     --------------    ---------------
 End of year ...........................   $289,268,598       $1,545,745,518    $   919,980,733
=========================================  ==============     ==============    ===============
Undistributed net investment income
 (accumulated net investment loss) .....   $     (2,889)      $      (16,648)   $       985,051
=========================================  ==============     ==============    ===============

* For the eleven-month period ended September 30, 1997. Effective September 30, 1997, the Fund changed its fiscal year end from October 31 to September 30.
** For the four-month period ended September 30, 1997. Effective September 30, 1997, the Fund changed its fiscal year end from May 31 to September 30.
*** For the nine-month period ended September 30, 1997. Effective September 30,
    1997, the Fund changed its fiscal year end from December 31 to September 30.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds




                      Statements of Changes in Net Assets

                                 Prior Periods


                                                                                              Omega
                                                                                             Fund***
                                                                                        ----------------
Operations
 Net investment loss ..................................................................  $  (1,563,271)
 Net realized gain on investments and foreign currency related transactions ...........     35,051,903
 Net change in unrealized depreciation of investments and foreign currency related
  transactions ........................................................................     (8,092,996)
---------------------------------------------------------------------------------------  -------------
  Net increase (decrease) in net assets resulting from operations .....................     25,395,636
---------------------------------------------------------------------------------------  -------------
Distributions to shareholders
 From net investment income
  Class B .............................................................................              0
 From net realized gain on investments and foreign currency related transactions
  Class A .............................................................................    (15,011,932)
  Class B .............................................................................     (9,027,710)
  Class C .............................................................................     (1,879,136)
---------------------------------------------------------------------------------------  -------------
  Total distributions to shareholders .................................................    (25,918,778)
---------------------------------------------------------------------------------------  -------------
Capital share transactions
 Proceeds from shares sold ............................................................     68,666,813
 Payment for shares redeemed ..........................................................    (69,108,584)
 Net asset value of shares issued in reinvestment of distributions ....................     24,060,522
 Shares issued in acquisition of Keystone Hartwell Growth Fund ........................     18,599,730
---------------------------------------------------------------------------------------  -------------
  Net increase (decrease) in net assets resulting from capital share transactions .....     42,218,481
---------------------------------------------------------------------------------------  -------------
   Total increase (decrease) in net assets ............................................     41,695,339
Net assets
 Beginning of year ....................................................................    220,678,390
---------------------------------------------------------------------------------------  -------------
 End of year ..........................................................................  $ 262,373,729
=======================================================================================  =============
Undistributed net investment income (accumulated net investment loss) .................  $           0
=======================================================================================  =============



                                                                                                Small
                                                                                              Company            Strategic
                                                                                           Growth Fund**       Growth Fund*
                                                                                        ------------------- -----------------
Operations
 Net investment loss ..................................................................  $     (22,139,802)  $    (2,412,617)
 Net realized gain on investments and foreign currency related transactions ...........        117,982,561        70,337,618
 Net change in unrealized depreciation of investments and foreign currency related
  transactions ........................................................................       (279,047,661)       (7,283,970)
---------------------------------------------------------------------------------------- -----------------   ---------------
  Net increase (decrease) in net assets resulting from operations .....................       (183,204,902)       60,641,031
---------------------------------------------------------------------------------------- -----------------   ---------------
Distributions to shareholders
 From net investment income
  Class B .............................................................................                  0          (478,981)
 From net realized gain on investments and foreign currency related transactions
  Class A .............................................................................                  0                 0
  Class B .............................................................................       (200,508,632)      (22,079,862)
  Class C .............................................................................                  0                 0
---------------------------------------------------------------------------------------- -----------------   ---------------
  Total distributions to shareholders .................................................       (200,508,632)      (22,558,843)
---------------------------------------------------------------------------------------- -----------------   ---------------
Capital share transactions
 Proceeds from shares sold ............................................................      1,018,919,437        65,085,209
 Payment for shares redeemed ..........................................................     (1,402,606,782)     (118,085,204)
 Net asset value of shares issued in reinvestment of distributions ....................        168,366,921        20,184,450
 Shares issued in acquisition of Keystone Hartwell Growth Fund ........................                  0                 0
---------------------------------------------------------------------------------------- -----------------   ---------------
  Net increase (decrease) in net assets resulting from capital share transactions .....       (215,320,424)      (32,815,545)
---------------------------------------------------------------------------------------- -----------------   ---------------
   Total increase (decrease) in net assets ............................................       (599,033,958)        5,266,643
Net assets
 Beginning of year ....................................................................      2,005,802,577       491,609,818
---------------------------------------------------------------------------------------- -----------------   ---------------
 End of year ..........................................................................  $   1,406,768,619   $   496,876,461
======================================================================================== =================   ===============
Undistributed net investment income (accumulated net investment loss) .................  $          (7,516)  $        85,978
======================================================================================== =================   ===============

*   For the year ended October 31, 1996.
**  For the year ended May 31, 1997.
*** For the year ended December 31, 1996.





                  See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION


The Evergreen Domestic Growth Funds consist of Evergreen Aggressive Growth Fund ("Aggressive Growth"), Evergreen Fund ("Evergreen"), Evergreen Micro Cap Fund ("Micro Cap"), Evergreen Omega Fund ("Omega"), Evergreen Small Company Growth Fund (formerly, Keystone Small Company Growth Fund (S-4)) ("Small Company Growth") and Evergreen Strategic Growth (formerly, Keystone Strategic Growth Fund (K-2)) ("Strategic Growth"), each of which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. Each Fund is a series of the Evergreen Equity Trust, a Delaware business Trust organized on September 18, 1997. Formerly, Aggressive Growth, Evergreen, Omega, Small Company Growth and Strategic Growth were organized as either a Massachusetts Business Trust or a series of a Massachusetts Business Trust. Micro Cap was a Maryland Corporation organized in 1983. Aggressive Growth, Evergreen, Micro Cap, Omega, Small Company Growth and Strategic Growth are collectively referred to herein as the "Funds".

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates. Currently, Strategic Growth does not offer Class Y shares.


2. ACQUISITION INFORMATION

Effective on the close of business on August 14, 1997, Aggressive Growth acquired the net assets of Keystone America Hartwell Emerging Growth Fund, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a non-taxable exchange for 3,462,126, 287,735, and 87,678 Class A, Class B and Class C shares, respectively, of Aggressive Growth. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $26,393,360. The aggregate net assets of Aggressive Growth immediately after the acquisition were $245,798,619.

On April 25, 1996, Omega acquired the net assets of Keystone Hartwell Growth Fund, an open-end management investment company registered under the 1940 Act in an exchange of Class A, Class B and Class C shares. The net assets of Keystone Hartwell Growth Fund were exchanged through a nontaxable exchange for 910,037, 66,754 and 25,665 Class A, Class B and Class C shares, respectively, of Omega. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $7,665,038. The aggregate net assets of Omega immediately after the acquisition were $255,527,188.

Effective at the close of business on January 2, 1998, Small Company Growth acquired the net assets of Keystone Small Company Growth Fund II, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a non-taxable exchange for 825,086, 1,836,073, 504,702 and 63,994 Class A, Class B, Class C and Class Y
shares, respectively, of Small Company Growth. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $490,029. The aggregate net assets of Small Company Growth immediately after the acquisition were $1,340,337,418.


3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
The Funds value securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods

         Combined Notes to Financial Statements (Unaudited) (continued)

based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service ,including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, Omega, Small Company Growth and Strategic Growth, along with certain other funds managed by Keystone Investment Management Company ("Keystone"), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include: foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. Such gains and losses are included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

D. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities may be subject to foreign taxes and are accrued as applicable.

F. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

G. Distributions
Distributions from net investment income for the Funds are declared and paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

         Combined Notes to Financial Statements (Unaudited) (continued)

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatments for realized gains from foreign currency related transactions and certain distributions received from real estate investment trusts.

H. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

I. Organization Expenses
Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.


4. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with no par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y, except for Strategic Growth, which does not currently offer Class Y shares. Transactions in shares of the Funds were as follows:

         Combined Notes to Financial Statements (Unaudited) (continued)

--------------------------------------------------------------------------------
AGGRESSIVE GROWTH



                                                                 Six Months Ended                    Year Ended
                                                                  March 31, 1998                 September 30, 1997
                                                         -------------------------------- --------------------------------
                                                              Shares          Amount           Shares          Amount
                                                         --------------- ---------------- --------------- ----------------
Class A
Shares sold ............................................       590,957    $  12,972,905       2,422,549    $  47,560,544
Shares redeemed ........................................    (1,453,165)     (31,917,265)     (3,066,636)     (61,339,895)
Shares issued on reinvestment of distributions .........       256,170        5,566,568               0                0
Shares issued in acquisition of Hartwell
 Emerging Growth Fund ..................................             0                0       3,462,126       74,280,008
-------------------------------------------------------- -------------   --------------   -------------   --------------
Net increase (decrease) ................................      (606,038)     (13,377,792)      2,818,039       60,500,657
-------------------------------------------------------- -------------   --------------   -------------   --------------
Class B
Shares sold ............................................       189,526        4,095,824         816,050       16,534,301
Shares redeemed ........................................      (267,383)      (5,665,037)       (363,564)      (7,410,013)
Shares issued on reinvestment of distributions .........        69,204        1,481,660
Shares issued in acquisition of Hartwell
 Emerging Growth Fund ..................................             0                0         287,735        6,092,951
-------------------------------------------------------- -------------   --------------   -------------   --------------
Net increase (decrease) ................................        (8,653)         (87,553)        740,221       15,217,239
-------------------------------------------------------- -------------   --------------   -------------   --------------
Class C
Shares sold ............................................       123,286        2,583,846         147,478        2,974,904
Shares redeemed ........................................      (136,462)      (2,913,533)       (110,246)      (2,231,375)
Shares issued on reinvestment of distributions .........         6,094          130,354
Shares issued in acquisition of Hartwell
 Emerging Growth Fund ..................................             0                0          87,678        1,854,540
-------------------------------------------------------- -------------   --------------   -------------   --------------
Net increase (decrease) ................................        (7,082)        (199,333)        124,910        2,598,069
-------------------------------------------------------- -------------   --------------   -------------   --------------
Class Y
Shares sold ............................................       455,957        9,803,592       2,044,325       42,091,753
Shares redeemed ........................................    (1,007,725)     (21,837,416)     (1,390,494)     (28,571,559)
Shares issued on reinvestment of distributions .........        44,007          960,669               0                0
-------------------------------------------------------- -------------   --------------   -------------   --------------
Net increase (decrease) ................................      (507,761)     (11,073,155)        653,831       13,520,194
======================================================== =============   ==============   =============   ==============
Net increase (decrease) ................................    (1,129,534)   $ (24,737,833)      4,337,001    $  91,836,159
======================================================== =============   ==============   =============   ==============

--------------------------------------------------------------------------------
EVERGREEN FUND



                                                                 Six Months Ended                      Year Ended
                                                                  March 31, 1998                   September 30, 1997
                                                         --------------------------------- -----------------------------------
                                                              Shares           Amount           Shares            Amount
                                                         --------------- ----------------- --------------- -------------------
Class A
Shares sold ............................................     8,793,444    $  205,138,298      10,240,806    $    201,289,910
Shares redeemed ........................................    (7,302,378)     (170,138,469)     (8,297,731)       (163,949,566)
Shares issued on reinvestment of distributions .........       197,283         4,385,608         141,874           2,555,157
-------------------------------------------------------- -------------    --------------   -------------   -----------------
Net increase ...........................................     1,688,349        39,385,437       2,084,949          39,895,501
-------------------------------------------------------- -------------    --------------   -------------   -----------------
Class B
Shares sold ............................................     5,791,196       134,053,635       9,332,781         179,140,600
Shares redeemed ........................................    (1,745,783)      (40,283,192)     (2,027,269)        (39,748,674)
Shares issued on reinvestment of distributions .........       516,492        11,383,489         359,029           6,426,786
-------------------------------------------------------- -------------    --------------   -------------   -----------------
Net increase ...........................................     4,561,905       105,153,932       7,664,541         145,818,712
-------------------------------------------------------- -------------    --------------   -------------   -----------------
Class C
Shares sold ............................................       175,464          4.055,320        166,021           3,177,817
Shares redeemed ........................................       (37,092)         (850,601)       (123,428)         (2,398,358)
Shares issued on reinvestment of distributions .........         8,349           183,677           7,595             135,795
-------------------------------------------------------- -------------    ---------------  -------------   -----------------
Net increase ...........................................       146,721         3,388,396          50,188             915,254
-------------------------------------------------------- -------------    ---------------  -------------   -----------------
Class Y
Shares sold ............................................    36,298,302       842,507,555      82,859,843       1,605,086,492
Shares redeemed ........................................   (35,418,726)     (822,665,401)    (83,538,658)     (1,619,882,613)
Shares issued on reinvestment of distributions .........     1,115,169        24,879,416       1,085,192          19,587,726
-------------------------------------------------------- -------------    ---------------  -------------   -----------------
Net increase ...........................................     1,994,745        44,721,570         406,377           4,791,605
======================================================== =============    ===============  =============   =================
Net increase ...........................................     8,391,720    $  192,649,335      10,206,055    $    191,421,072
======================================================== =============    ===============  =============   =================

--------------------------------------------------------------------------------
MICRO CAP



                                                                  Six Months Ended                     Year Ended
                                                                   March 31, 1998                  September 30, 1997
                                                           -------------------------------   ------------------------------
                                                               Shares           Amount          Shares           Amount
                                                           -------------   ---------------   ------------   ---------------
Class A
Shares sold ............................................       281,173      $  7,456,988        115,021      $   2,520,780
Shares redeemed ........................................      (163,462)       (4,335,246)       (75,840)        (1,765,373)
Shares issued on reinvestment of distributions .........         5,408           138,923              0                  0
---------------------------------------------------------  -----------     -------------     ----------     --------------
Net increase ...........................................       123,119         3,260,665         39,181            755,407
---------------------------------------------------------  -----------     -------------     ----------     --------------
Class B
Shares sold ............................................       113,015         2,902,230         16,193            358,523
Shares redeemed ........................................        (7,708)         (200,067)       (36,249)          (699,297)
Shares issued on reinvestment of distributions .........         4,452           111,788              0                  0
---------------------------------------------------------  -----------     -------------     ----------     --------------
Net increase (decrease) ................................       109,759         2,813,951        (20,056)          (340,774)
---------------------------------------------------------  -----------     -------------     ----------     --------------
Class C
Shares sold ............................................       139,168         3,594,481          8,543            214,527
Shares redeemed ........................................       (13,224)         (345,702)          (152)            (3,237)
Shares issued on reinvestment of distributions .........         2,222            55,851              0                  0
---------------------------------------------------------  -----------     -------------     ----------     --------------
Net increase ...........................................       128,166         3,304,630          8,391            211,290
---------------------------------------------------------  -----------     -------------     ----------     --------------
Class Y
Shares sold ............................................       184,825         4,885,797        216,277          4,734,848
Shares redeemed ........................................      (178,344)       (4,770,812)      (609,034)       (11,978,074)
Shares issued on reinvestment of distributions .........        70,343         1,818,358              0                  0
---------------------------------------------------------  -----------     -------------     ----------     --------------
Net increase (decrease) ................................        76,824         1,933,343       (392,757)        (7,243,226)
=========================================================  ===========     =============     ==========     ==============
Net increase (decrease) ................................       437,868      $ 11,312,589       (365,241)     $  (6,617,303)
=========================================================  ===========     =============     ==========     ==============

         Combined Notes to Financial Statements (Unaudited) (continued)

--------------------------------------------------------------------------------
OMEGA



                                                Six Months Ended               Nine Months Ended
                                                 March 31,1998                September 30, 1997*
                                         ------------------------------ --------------------------------
                                             Shares         Amount           Shares          Amount
                                         ------------- ---------------- --------------- ----------------
Class A
Shares sold ............................     518,105    $   11,513,312        764,570    $  14,997,288
Shares redeemed ........................    (860,994)      (18,993,514)    (1,812,460)     (35,414,920)
Shares issued on reinvestment of
 distributions .........................     652,599        13,593,635        292,502        5,545,839
Shares issued in acquisition of Hartwell
 Growth Fund ...........................           0                 0              0                0
---------------------------------------- -----------   ---------------  -------------   --------------
Net increase (decrease) ................     309,710         6,113,433       (755,388)     (14,871,793)
---------------------------------------- -----------   ---------------  -------------   --------------
Class B
Shares sold ............................     353,738         7,406,039      1,361,525       25,967,636
Shares redeemed ........................    (466,961)       (9,674,282)    (1,280,735)     (24,835,178)
Shares issued on reinvestment of
 distributions .........................     515,277        10,207,810        227,976        4,149,157
Shares issued in acquisition of Hartwell
 Growth Fund ...........................           0                 0              0                0
---------------------------------------- -----------   ---------------  -------------   --------------
Net increase ...........................     402,054         7,939,357        308,766        5,281,615
---------------------------------------- -----------   ---------------  -------------   --------------
Class C
Shares sold ............................      59,792         1,234,483        121,875        2,315,406
Shares redeemed ........................    (146,402)       (2,993,402)      (352,354)      (6,717,072)
Shares issued on reinvestment of
 distributions .........................      75,246         1,493,641         34,837          635,076
Shares issued in acquisition of Hartwell
 Growth Fund ...........................           0                 0              0                0
---------------------------------------- -----------   ---------------  -------------   --------------
Net increase (decrease) ................     (11,364)         (265,278)      (195,642)      (3,766,590)
---------------------------------------- -----------   ---------------  -------------   --------------
Class Y**
Shares sold ............................           0                 0            232            5,021
Shares issued on reinvestment of
 distributions .........................          24               494              0                1
---------------------------------------- -----------   ---------------  -------------   --------------
Net increase ...........................          24               494            232            5,022
======================================== ===========   ===============  =============   ==============
Net increase (decrease) ................     700,424    $   13,788,006       (642,032)   $ (13,351,746)
======================================== ===========   ===============  =============   ==============



                                                    Year Ended
                                                December 31, 1996
                                         --------------------------------
                                              Shares          Account
                                         --------------- ----------------
Class A
Shares sold ............................     1,759,793    $   33,571,953
Shares redeemed ........................    (2,381,626)      (44,999,521)
Shares issued on reinvestment of
 distributions .........................       736,752        13,822,516
Shares issued in acquisition of Hartwell
 Growth Fund ...........................       910,037        16,929,242
------------------------------------------------------   ---------------
Net increase (decrease) ................     1,024,956        19,324,190
------------------------------------------------------   ---------------
Class B
Shares sold ............................     1,552,928        28,806,348
Shares redeemed ........................    (1,062,059)      (19,500,081)
Shares issued on reinvestment of
 distributions .........................       466,572         8,494,665
Shares issued in acquisition of Hartwell
 Growth Fund ...........................        66,754         1,206,044
------------------------------------------------------   ---------------
Net increase ...........................     1,024,195        19,006,976
------------------------------------------------------   ---------------
Class C
Shares sold ............................       336,661         6,288,512
Shares redeemed ........................      (253,439)       (4,608,982)
Shares issued on reinvestment of
 distributions .........................        95,593         1,743,341
Shares issued in acquisition of Hartwell
 Growth Fund ...........................        25,665           464,444
------------------------------------------------------   ---------------
Net increase (decrease) ................       204,480         3,887,315
------------------------------------------------------   ---------------
Class Y**
Shares sold ............................             0                 0
Shares issued on reinvestment of
 distributions .........................             0                 0
------------------------------------------------------   ---------------
Net increase ...........................             0                 0
======================================================   ===============
Net increase (decrease) ................     2,253,631    $   42,218,481
======================================================   ===============

* The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
** Omega Fund, Class Y commenced operations on July 23, 1997.

         Combined Notes to Financial Statements (Unaudited) (continued)

--------------------------------------------------------------------------------
SMALL COMPANY GROWTH



                                                      Six Months Ended                  Four Months Ended
                                                       March 31, 1998                  September 30, 1997*
                                             ---------------------------------- ----------------------------------
                                                  Shares            Amount           Shares            Amount
                                             ---------------- ----------------- ---------------- -----------------
Class A
Shares sold ................................      9,162,634    $    76,064,503               0                 0
Automatic conversion of Class B
 shares to Class A shares ..................    124,181,726        962,424,518               0                 0
Shares redeemed ............................    (16,371,535)      (136,786,094)              0                 0
Shares issued in acquisition of Keystone
 Small Company Growth Fund II ..............      1,123,086          8,684,926               0                 0
-------------------------------------------- --------------   ----------------  --------------   ---------------
Net increase ...............................    118,095,911        910,387,853               0                 0
-------------------------------------------- --------------   ----------------  --------------   ---------------
Class B
Shares sold ................................     25,656,880        216,420,010      27,990,885    $  243,488,031
Automatic conversion of Class B shares to
 Class A shares ............................   (124,181,726)      (962,424,518)              0                 0
Shares redeemed ............................    (34,169,410)      (289,770,962)    (42,215,378)     (369,839,740)
Shares issued on reinvestment of
 distributions .............................     13,003,167        105,065,592      11,242,892        91,854,430
Shares issued in acquisition of Keystone
 Small Company Growth Fund II ..............      2,456,961         18,998,994               0                 0
-------------------------------------------- --------------   ----------------  --------------   ---------------
Net decrease ...............................   (117,234,128)      (911,710,884)     (2,981,601)      (34,497,279)
-------------------------------------------- --------------   ----------------  --------------   ---------------
Class C
Shares sold ................................         26,425            221,257               0                 0
Shares redeemed ............................        (56,070)          (469,194)              0                 0
Shares issued in acquisition of Keystone
 Small Company Growth Fund II ..............        675,716          5,225,388               0                 0
-------------------------------------------- --------------   ----------------  --------------   ---------------
Net increase ...............................        646,071          4,977,451               0                 0
-------------------------------------------- --------------   ----------------  --------------   ---------------
Class Y
Shares sold ................................         23,290            193,313               0                 0
Shares redeemed ............................        (20,207)          (168,024)              0                 0
Shares issued in acquisition of Keystone
 Small Company Growth Fund II ..............         87,676            678,001               0                 0
-------------------------------------------- --------------   ----------------  --------------   ---------------
Net increase ...............................         90,759            703,290               0                 0
============================================ ==============   ================  ==============   ===============
Net increase (decrease) ....................      1,598,613    $     4,357,710      (2,981,601)   $  (34,497,279)
============================================ ==============   ================  ==============   ===============



                                                          Year Ended
                                                         May 31, 1997
                                             -------------------------------------
                                                   Shares             Amount
                                             ----------------- -------------------
Class A
Shares sold ................................               0                    0
Automatic conversion of Class B
 shares to Class A shares ..................               0                    0
Shares redeemed ............................               0                    0
Shares issued in acquisition of Keystone
 Small Company Growth Fund II ..............               0                    0
------------------------------------------------------------   ------------------
Net increase ...............................               0                    0
------------------------------------------------------------   ------------------
Class B
Shares sold ................................     121,645,715    $   1,018,919,437
Automatic conversion of Class B shares to
 Class A shares ............................               0                    0
Shares redeemed ............................    (168,659,715)      (1,402,606,782)
Shares issued on reinvestment of
 distributions .............................      19,925,079          168,366,921
Shares issued in acquisition of Keystone
 Small Company Growth Fund II ..............               0                    0
------------------------------------------------------------   ------------------
Net decrease ...............................     (27,088,921)        (215,320,424)
------------------------------------------------------------   ------------------
Class C
Shares sold ................................               0                    0
Shares redeemed ............................               0                    0
Shares issued in acquisition of Keystone
 Small Company Growth Fund II ..............               0                    0
------------------------------------------------------------   ------------------
Net increase ...............................               0                    0
------------------------------------------------------------   ------------------
Class Y
Shares sold ................................               0                    0
Shares redeemed ............................               0                    0
Shares issued in acquisition of Keystone
 Small Company Growth Fund II ..............               0                    0
------------------------------------------------------------   ------------------
Net increase ...............................               0                    0
============================================================   ==================
Net increase (decrease) ....................     (27,088,921)   $    (215,320,424)
============================================================   ==================

* The Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1997.

         Combined Notes to Financial Statements (Unaudited) (continued)

--------------------------------------------------------------------------------
STRATEGIC GROWTH



                                                     Six Months Ended                 Eleven Months Ended
                                                      March 31, 1998                  September 30, 1997*
                                             --------------------------------- ----------------------------------
                                                  Shares           Amount           Shares            Amount
                                             --------------- ----------------- ---------------- -----------------
Class A
Shares sold ................................       434,781    $     4,202,496               0                  0
Automatic conversion of Class B shares to
 Class A shares ............................    80,710,264        735,774,137               0                  0
Shares redeemed ............................    (2,799,341)       (27,414,462)              0                  0
-------------------------------------------- -------------   ----------------  --------------   ----------------
Net increase ...............................    78,345,704        712,562,171               0                  0
-------------------------------------------- -------------   ----------------  --------------   ----------------
Class B
Shares sold ................................     2,942,672         28,577,953      13,375,436    $   120,935,075
Automatic conversion of Class B shares to
 Class A shares ............................   (80,710,264)      (735,774,137)              0                  0
Shares redeemed ............................    (5,027,261)       (48,713,833)    (18,734,530)      (165,997,292)
Shares issued on reinvestment of
 distributions .............................    11,014,353        101,552,338       6,585,457         53,539,767
Shares issued in acquisition of Keystone Mid
 Cap Growth Fund (S-3) .....................             0                  0      28,278,170        287,967,178
-------------------------------------------- -------------   ----------------  --------------   ----------------
Net increase (decrease) ....................   (71,780,500)      (654,357,679)     29,504,533        296,444,728
-------------------------------------------- -------------   ----------------  --------------   ----------------
Class C
Shares sold ................................        12,703            127,122               0                  0
Shares redeemed ............................           (29)              (300)              0                  0
-------------------------------------------- -------------   ----------------  --------------   ----------------
Net increase ...............................        12,674            126,822               0                  0
============================================ =============   ================  ==============   ================
Net increase (decrease) ....................     6,577,878    $    58,331,314      29,504,533    $   296,444,728
============================================ =============   ================  ==============   ================



                                                         Year Ended
                                                      October 31, 1996
                                             ----------------------------------
                                                  Shares            Amount
                                             ---------------- -----------------
Class A
Shares sold ................................              0                 0
Automatic conversion of Class B shares to
 Class A shares ............................              0                 0
Shares redeemed ............................              0                 0
-----------------------------------------------------------   ---------------
Net increase ...............................              0                 0
-----------------------------------------------------------   ---------------
Class B
Shares sold ................................      8,012,349    $   65,085,209
Automatic conversion of Class B shares to
 Class A shares ............................              0                 0
Shares redeemed ............................    (14,456,998)     (118,085,204)
Shares issued on reinvestment of
 distributions .............................      2,591,072        20,184,450
Shares issued in acquisition of Keystone Mid
 Cap Growth Fund (S-3) .....................              0                 0
-----------------------------------------------------------   ---------------
Net increase (decrease) ....................     (3,853,577)      (32,815,545)
-----------------------------------------------------------   ---------------
Class C
Shares sold ................................              0                 0
Shares redeemed ............................              0                 0
-----------------------------------------------------------   ---------------
Net increase ...............................              0                 0
===========================================================   ===============
Net increase (decrease) ....................     (3,853,577)   $  (32,815,545)
===========================================================   ===============

* The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.


5. SECURITIES TRANSACTIONS


Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows for the six-months ended March 31, 1998:


                                          Cost of       Proceeds
                                         Purchases     from Sales
                                      -------------- --------------
       Aggressive Growth ............  $ 36,206,776   $ 73,205,971
       Evergreen ....................   126,237,589     66,728,721
       Micro Cap ....................    21,230,649     14,273,823
       Omega ........................   212,874,633    222,221,877
       Small Company Growth .........   558,310,578    787,905,083
       Strategic Growth .............   592,544,947    644,980,004

6. DISTRIBUTION PLANS


Evergreen Distributor, Inc. (formerly, Evergreen Keystone Distributor, Inc.) ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the Class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly.

With respect to Class B and Class C shares, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

         Combined Notes to Financial Statements (Unaudited) (continued)

During the six-months ended March 31, 1998, amounts paid to EDI and/or predecessor pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:


                                   Class A      Class B     Class C
                                 ----------- ------------ ----------
  Aggressive Growth ............  $196,590    $  194,414   $17,910
  Evergreen ....................   221,536     2,782,731    50,904
  Micro Cap ....................     4,149        14,103     9,582
  Omega ........................   153,598       560,048    78,103
  Small Company Growth .........   494,175     2,083,610     9,832
  Strategic Growth .............   379,865     1,039,028        87

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, for Omega, Small Company Growth and Strategic Growth, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EDI and/or its predecessor may continue as compensation for services that had been provided while the Distribution Plan was in effect.

Contingent deferred sales charges paid by redeeming shareholders are paid to EDI or its predecessor.


7. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

The Capital Management Group of First Union ("CMG"), the investment advisor for Aggressive Growth, is entitled to an annual fee of .60 of 1% of the average daily net assets, pursuant to the Fund's investment advisory agreement.

Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, is the investment advisor for Evergreen and Micro Cap. The management fee paid to Evergreen Asset is determined by applying percentage rates starting at 1.00% and declining to 0.80% per annum as net assets increase, to the average daily net assets, pursuant to the Fund's investment advisory agreement.

Keystone, a subsidiary of First Union, is the investment advisor for Omega, Small Company Growth and Strategic Growth. For Omega, the management fee paid to Keystone is determined by applying percentage rates starting at 0.75% and declining to 0.50% per annum as net assets increase, to the average daily net asset value of the Fund. For Small Company Growth and Strategic Growth, the management fee paid to Keystone is determined by applying percentage rates starting at 0.70% and declining to 0.35% per annum as net assets increase, to the average daily net asset value of the Fund.

Evergreen Investment Services ("EIS")(formerly Evergreen Keystone Investment Services, Inc.), a subsidiary of First Union, is the administrator and BISYS Fund Services is sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS Fund Services provides the officers of the Funds. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per annum as net assets increase, to the average daily net asset value of the Fund. For Evergreen, Micro Cap, Omega, Small Company Growth and Strategic Growth the administration and sub-administration fee is paid by their respective investment advisor and is not a Fund expense. For the six months ended March 31, 1998, Aggressive Growth paid administrative fees of $31,202.

Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Evergreen, and Micro Cap and also provides brokerage services with respect to substantially all security transactions of these Funds effected on the New York or American Stock Exchanges. For the six-months ended March 31, 1998, Evergreen and Micro Cap incurred $138,943 and $26,123 respectively, in brokerage commissions with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Fund, for its cost of providing investment advisory services.

         Combined Notes to Financial Statements (Unaudited) (continued)

Evergreen Service Company ("ESC") (formerly, Evergreen Keystone Service Company, Inc.), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.


8. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.


9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of duties as a Trustee. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of March 31, 1998, the value of the Trustees deferral account for Aggressive Growth, Evergreen, Micro Cap, Omega, Small Company Growth and Strategic Growth were $13,186, $82,575, $12,231, $4,712, $30,402 and
$19,075, respectively.


10. FINANCING AGREEMENT

On October 31, 1996, a financing agreement among certain of the Evergreen Funds, State Street Bank & Trust ("State Street") and a group of Banks (the "Banks") became effective. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly among the Banks. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds. State Street served as agent for the Banks, and as agent was entitled to a fee of $15,000 which was allocated to all of the participating Funds. This agreement was terminated on October 31, 1997.

On October 31, 1997, a temporary financing agreement between the participating Funds and First Union became effective. Under this agreement, First Union provided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services. This agreement was terminated on December 22, 1997.

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of Banks became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allocated to all funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the six months ended March 31, 1998, Aggressive Growth, Evergreen, Omega, Small Company Growth and Strategic Growth had no significant borrowings under these agreements. Micro Cap had borrowings outstanding for 79 days under its line of credit and incurred $16,725 in interest charges related to these borrowings which is included in other expenses. Micro Cap's average amount of debt outstanding during the six months was $515,027 at a weighted average interest rate of 6.513%.

ADDITIONAL INFORMATION (Unaudited)

On December 15, 1997, a special meeting of shareholders for Aggressive Growth, Evergreen, Micro Cap, Omega, and Strategic Growth was held to consider a number of proposals and had the following shares represented at the meeting. On October 16, 1997, the record date for the meeting the Funds had the following shares outstanding:


                                                                                 Aggressive
                                                                                   Growth        Evergreen
                                                                               -------------- --------------
  Record date shares outstanding .............................................   11,078,025     75,531,877
  Shares represented at meeting ..............................................    5,966,387     46,177,059
  Percentage of record date shares represented at meeting ....................         53.9%          61.1%
The votes recorded at the meeting, by proposal, were as follows:
      Proposal 1 - The proposed reorganization of each Fund as a series of the Evergreen Equity Trust, a Delaware business trust:
      Shares voted "For" .....................................................    5,538,713     43,274,638
      Shares voted "Against" .................................................      134,393        845,072
      Shares voted "Abstain" .................................................      293,281      2,057,349
      Proposal 2 - Reclassification as non-fundamental of the
       investment objective currently classified as fundamental:
      Shares voted "For" .....................................................    5,446,135     42,449,481
      Shares voted "Against" .................................................      197,999      1,557,400
      Shares voted "Abstain" .................................................      322,253      2,170,178
      Proposal 3 - Changes to Fundamental investment restrictions:
      Proposal 3A - To amend the Fundamental restriction concerning diversi-
       fication of investments:
      Shares voted "For" .....................................................    5,448,919     42,566,787
      Shares voted "Against" .................................................      165,629      1,374,856
      Shares voted "Abstain" .................................................      351,839      2,235,416
      Proposal 3B - To amend the Fundamental restriction concerning concentration of a Fund's assets in a particular industry:
      Shares voted "For" .....................................................    5,448,984     42,604,245
      Shares voted "Against" .................................................      165,564      1,337,398
      Shares voted "Abstain" .................................................      351,839      2,235,416
      Proposal 3C - To amend the Fundamental restriction concerning the issuance of senior securities:
      Shares voted "For" .....................................................    5,449,332     42,563,194
      Shares voted "Against" .................................................      165,216      1,378,449
      Shares voted "Abstain" .................................................      351,839      2,235,416
      Proposal 3D - To amend the Fundamental restriction concerning borrowing:
      Shares voted "For" .....................................................    5,448,636     42,585,625
      Shares voted "Against" .................................................      165,912      1,356,018
      Shares voted "Abstain" .................................................      351,839      2,235,416
      Proposal 3E - To amend the Fundamental restriction concerning underwriting:
      Shares voted "For" .....................................................    5,449,185     42,603,388
      Shares voted "Against" .................................................      165,363      1,338,255
      Shares voted "Abstain" .................................................      351,839      2,235,416
      Proposal 3F - To amend the Fundamental restriction concerning investments in Real Estate:
      Shares voted "For" .....................................................    5,448,795     42,595,886
      Shares voted "Against" .................................................      165,753      1,345,757
      Shares voted "Abstain" .................................................      351,839      2,235,416
      Proposal 3G - To amend the Fundamental restriction concerning commodities:
      Shares voted "For" .....................................................    5,447,889     42,580,722
      Shares voted "Against" .................................................      166,173      1,360,921
      Shares voted "Abstain" .................................................      352,325      2,235,416
      Proposal 3H - To amend the Fundamental restriction concerning lending:
      Shares voted "For" .....................................................    5,449,124     42,549,411
      Shares voted "Against" .................................................      165,424      1,392,232
      Shares voted "Abstain" .................................................      351,839      2,235,416



                                                                                   Micro                       Strategic
                                                                                    Cap           Omega         Growth
                                                                               ------------- -------------- --------------
  Record date shares outstanding .............................................   2,056,502     12,949,287     86,442,786
  Shares represented at meeting ..............................................   1,464,068      7,506,720     53,965,593
  Percentage of record date shares represented at meeting ....................        71.2%          58.0%          62.4%
The votes recorded at the meeting, by proposal, were as follows:
      Proposal 1 - The proposed reorganization of each Fund as a series of the Evergreen Equity Trust, a Delaware business trust:
      Shares voted "For" .....................................................   1,424,176      6,849,189     49,891,028
      Shares voted "Against" .................................................      12,525        169,195      1,127,011
      Shares voted "Abstain" .................................................      27,367        488,336      2,947,554
      Proposal 2 - Reclassification as non-fundamental of the
       investment objective currently classified as fundamental:
      Shares voted "For" .....................................................   1,413,698              -     48,772,836
      Shares voted "Against" .................................................      23,885              -      1,842,439
      Shares voted "Abstain" .................................................      26,485              -      3,350,318
      Proposal 3 - Changes to Fundamental investment restrictions:
      Proposal 3A - To amend the Fundamental restriction concerning diversi-
       fication of investments:
      Shares voted "For" .....................................................   1,413,357      6,702,160     48,505,851
      Shares voted "Against" .................................................      23,898        199,854      1,575,545
      Shares voted "Abstain" .................................................      26,813        604,706      3,884,197
      Proposal 3B - To amend the Fundamental restriction concerning concentration of a Fund's assets in a particular industry:
      Shares voted "For" .....................................................   1,412,945      6,706,423     48,502,849
      Shares voted "Against" .................................................      24,310        198,696      1,589,100
      Shares voted "Abstain" .................................................      26,813        601,601      3,873,644
      Proposal 3C - To amend the Fundamental restriction concerning the issuance of senior securities:
      Shares voted "For" .....................................................   1,412,905      6,704,874     48,490,761
      Shares voted "Against" .................................................      24,350        200,245      1,589,842
      Shares voted "Abstain" .................................................      26,813        601,601      3,884,990
      Proposal 3D - To amend the Fundamental restriction concerning borrowing:
      Shares voted "For" .....................................................   1,412,317      6,703,809     48,477,894
      Shares voted "Against" .................................................      24,938        201,310      1,602,709
      Shares voted "Abstain" .................................................      26,813        601,601      3,884,990
      Proposal 3E - To amend the Fundamental restriction concerning underwriting:
      Shares voted "For" .....................................................   1,412,768      6,705,626     48,480,533
      Shares voted "Against" .................................................      24,487        199,493      1,600,070
      Shares voted "Abstain" .................................................      26,813        601,601      3,884,990
      Proposal 3F - To amend the Fundamental restriction concerning investments in Real Estate:
      Shares voted "For" .....................................................   1,412,768      6,702,717     48,484,385
      Shares voted "Against" .................................................      24,487        202,402      1,596,218
      Shares voted "Abstain" .................................................      26,813        601,601      3,884,990
      Proposal 3G - To amend the Fundamental restriction concerning commodities:
      Shares voted "For" .....................................................   1,412,768      6,704,954     48,471,907
      Shares voted "Against" .................................................      24,487        200,695      1,608,696
      Shares voted "Abstain" .................................................      26,813        601,071      3,884,990
      Proposal 3H - To amend the Fundamental restriction concerning lending:
      Shares voted "For" .....................................................   1,412,768      6,704,984     48,450,709
      Shares voted "Against" .................................................      24,487        200,135      1,627,694
      Shares voted "Abstain" .................................................      26,813        601,601      3,887,190

ADDITIONAL INFORMATION (Unaudited) (continued)


                                                                        Aggressive
                                                                          Growth      Evergreen
                                                                       ------------ ------------
      Proposal 3J9 - Reclassification as nonfundamental of current fundamental restriction: Unseasoned Issuers
      Shares voted "For" .............................................  5,446,264    42,568,910
      Shares voted "Against" .........................................    169,267     1,372,327
      Shares voted "Abstain" .........................................    350,856     2,235,822
      Proposal 3J10 - Reclassification as nonfundamental of current fundamental restriction: Control or Management
      Shares voted "For" .............................................          -    42,593,101
      Shares voted "Against" .........................................          -     1,348,135
      Shares voted "Abstain" .........................................          -     2,235,823
      Proposal 3J11 - Reclassification as nonfundamental of current fundamental restriction: Short Sales
      Shares voted "For" .............................................          -    42,600,540
      Shares voted "Against" .........................................          -     1,340,696
      Shares voted "Abstain" .........................................          -     2,235,823
      Proposal 3J12 - Reclassification as nonfundamental of current fundamental restriction: Margin Purchases
      Shares voted "For" .............................................          -    42,601,965
      Shares voted "Against" .........................................          -     1,339,272
      Shares voted "Abstain" .........................................          -     2,235,822
      Proposal 3J13 - Reclassification as nonfundamental of current fundamental restriction: Other Investment Companies
      Shares voted "For" .............................................          -    42,613,808
      Shares voted "Against" .........................................          -     1,336,108
      Shares voted "Abstain" .........................................          -     2,227,143
      Proposal 3J14 - Reclassification as nonfundamental of current fundamental restriction: Officers' and Director's Ownership of
       Shares ........................................................
      Shares voted "For" .............................................          -    42,616,593
      Shares voted "Against" .........................................          -     1,333,323
      Shares voted "Abstain" .........................................          -     2,227,143
      Proposal 3J15 - Reclassification as nonfundamental of current fundamental restriction: Warrants
      Shares voted "For" .............................................          -    42,615,203
      Shares voted "Against" .........................................          -     1,334,182
      Shares voted "Abstain" .........................................          -     2,227,674
      Proposal 3J16 - Reclassification as nonfundamental of current fundamental restriction: Interests in Oil, Gas,or Other Mineral
       Explorations or Development Programs
      Shares voted "For" .............................................          -    42,612,122
      Shares voted "Against" .........................................          -     1,336,578
      Shares voted "Abstain" .........................................          -     2,228,359
      Proposal 3J17 - Reclassification as nonfundamental of current fundamental restriction: Joint Trading
      Shares voted "For" .............................................          -    42,611,250
      Shares voted "Against" .........................................          -     1,337,450
      Shares voted "Abstain" .........................................          -     2,228,359



                                                                          Micro                  Strategic
                                                                           Cap        Omega        Growth
                                                                       ----------- ----------- -------------
      Proposal 3J9 - Reclassification as nonfundamental of current fundamental restriction: Unseasoned Issuers
      Shares voted "For" .............................................  1,411,309   6,698,292   48,482,003
      Shares voted "Against" .........................................     25,946     206,069    1,598,923
      Shares voted "Abstain" .........................................     26,813     602,359    3,884,667
      Proposal 3J10 - Reclassification as nonfundamental of current fundamental restriction: Control or Management
      Shares voted "For" .............................................  1,411,309   6,699,084   48,475,822
      Shares voted "Against" .........................................     25,946     205,277    1,601,284
      Shares voted "Abstain" .........................................     26,813     602,359    3,888,487
      Proposal 3J11 - Reclassification as nonfundamental of current fundamental restriction: Short Sales
      Shares voted "For" .............................................  1,411,309   6,697,957   48,458,811
      Shares voted "Against" .........................................     25,946     206,159    1,603,812
      Shares voted "Abstain" .........................................     26,813     602,604    3,902,970
      Proposal 3J12 - Reclassification as nonfundamental of current fundamental restriction: Margin Purchases
      Shares voted "For" .............................................  1,411,309   6,697,555   48,434,512
      Shares voted "Against" .........................................     25,946     206,562    1,627,437
      Shares voted "Abstain" .........................................     26,813     602,603    3,903,644
      Proposal 3J13 - Reclassification as nonfundamental of current fundamental restriction: Other Investment Companies
      Shares voted "For" .............................................  1,411,309   6,701,383   48,491,915
      Shares voted "Against" .........................................     25,946     206,562    1,598,557
      Shares voted "Abstain" .........................................     26,813     598,775    3,875,121
      Proposal 3J14 - Reclassification as nonfundamental of current fundamental restriction: Officers' and Director's Ownership of
       Shares ........................................................
      Shares voted "For" .............................................  1,411,309           -            -
      Shares voted "Against" .........................................     25,946           -            -
      Shares voted "Abstain" .........................................     26,813           -            -
      Proposal 3J15 - Reclassification as nonfundamental of current fundamental restriction: Warrants
      Shares voted "For" .............................................  1,411,309           -            -
      Shares voted "Against" .........................................     25,946           -            -
      Shares voted "Abstain" .........................................     26,813           -            -
      Proposal 3J16 - Reclassification as nonfundamental of current fundamental restriction: Interests in Oil, Gas,or Other Mineral
       Explorations or Development Programs
      Shares voted "For" .............................................          -           -            -
      Shares voted "Against" .........................................          -           -            -
      Shares voted "Abstain" .........................................          -           -            -
      Proposal 3J17 - Reclassification as nonfundamental of current fundamental restriction: Joint Trading
      Shares voted "For" .............................................          -           -            -
      Shares voted "Against" .........................................          -           -            -
      Shares voted "Abstain" .........................................          -           -            -

ADDITIONAL INFORMATION (Unaudited) (continued)

On January 6, 1998, a special meeting of shareholders for Evergreen Small Company Growth Fund II (formerly, Keystone Small Company Growth Fund II) and Small Company Growth was held to consider a proposal for reorganization of the Funds and had the following shares represented at the meeting. On November 10, 1997, the record date for the meeting, the Funds had the following shares outstanding:


                                                                                          Small Company   Small Company
                                                                                         Growth Fund II      Growth
                                                                                        ---------------- --------------
Record date shares outstanding ........................................................    3,338,223      159,674,283
Shares represented at meeting .........................................................    1,534,715       87,264,642
Percentage of record date shares represented at meeting ...............................         46.0%            54.7%
   Proposal - The proposed reorganization of each Fund as a series of the Evergreen
Equity Trust,
    a Delaware business trust:
   Shares voted For ...................................................................    1,432,842       79,649,671
   Shares voted Against ...............................................................       16,858        3,134,320
   Shares voted Abstain ...............................................................       85,015        4,480,651

                                 Evergreen Funds


Money Market
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Pennsylvania Municipal Money Market Fund

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Balanced
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800-343-2898

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800-247-4075

www.evergreenfunds.com

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